UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-22592
DoubleLine Opportunistic Credit Fund
(Exact name of registrant as specified in charter)
2002 North Tampa Street, Suite 200
Tampa, FL 33602
(Address of principal executive offices) (Zip code)
Ronald R. Redell
President and Chief Executive Officer
c/o DoubleLine Capital LP
2002 North Tampa Street, Suite 200
Tampa, FL 33602
(Name and address of agent for service)
(813)
791-7333
Registrant’s telephone number, including area code
Date of fiscal year end:
September
 30
Date of reporting period:
September
 30, 2022

Item 1. Reports to Stockholders.
(a)

Annual Report September 30, 2022

DoubleLine Opportunistic Credit Fund
NYSE: DBL

DoubleLine

||
 2002 North Tampa Street, Suite 200
||
 Tampa, FL 33602
||
 (813)
791-7333
fundinfo@doubleline.com
||
www.doubleline.com

Annual Report	|	September 30, 2022	3

Chairman’s Letter	(Unaudited) September 30, 2022

Dear Shareholder,
On behalf of the team at DoubleLine, I am pleased to deliver the Annual Report for the DoubleLine Opportunistic Credit Fund (NYSE: DBL, the “Fund”) for the
12-month
period ended September 30, 2022. On the following pages, you will find specific information regarding the Fund’s operations and holdings. In addition, we discuss the Fund’s investment performance and the main drivers of that performance during the reporting period.
If you have any questions regarding the Fund, please don’t hesitate to call us at 1 (877) DLINE 11 / 1 (877)
354-6311
or visit our website www.doubleline.com, where our investment management team offers deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.
Sincerely,

Ronald R. Redell, CFA
Chairman of the Board of Trustees
DoubleLine Opportunistic Credit Fund
November 1, 2022

4	DoubleLine Opportunistic Credit Fund

Financial Markets Highlights	(Unaudited) September 30, 2022

•	U.S. Government Securities
For the
12-month
period ended September 30, 2022, the U.S. Treasury market faced a challenging environment. Broad and persistent inflation drove Treasury yields higher, the Treasury yield curve steeper and the Federal Reserve into a more hawkish stance. By September’s end, the Fed had delivered 300 basis points (bps) of hikes and a dot plot reflecting over 150 bps of additional hikes to come. Treasury yields moved higher across the period, acknowledging the acceleration in inflation and in reaction to the hawkish shift in Fed policy. The two-year
yield rose 400 bps to 4.28%. The
10-year
yield rose over 230 bps to 3.83%. The yield curve was deeply inverted by the end of the period in anticipation of a recession. As a measure of investors’ inflation anxiety, the breakeven inflation rate for two-year
Treasury Inflation-Protected Securities began the period at 2.53%, peaked at 4.93% in late March and fell to 1.98% at the end of September. Treasury market returns were dismal over the period, with the Bloomberg US Treasury Index returning negative 12.94%. The first and third quarters of 2022 were especially difficult, with respective quarterly returns of negative 5.58%, a historic low for the index, and negative 4.35%.

•	Agency Residential Mortgage-Backed and Agency Commercial Mortgage-Backed Securities
For the
12-month
period ended September 30, 2022, Agency residential mortgage-backed securities (Agency RMBS) and Agency commercial mortgage-backed securities (Agency CMBS) posted negative returns. The Bloomberg US Mortgage-Backed Securities (MBS) Index returned negative 13.98%, significantly outperforming the Bloomberg US Corporate Bond Index but underperforming the Bloomberg US Government Bond Index. Shorter-duration assets generally outperformed longer-duration assets in a period when yields increased across the U.S. Treasury curve. The
30-year
benchmark rate rose 370 basis points over the
12-month
period to end at 6.70%, its highest level since July 2007, according to the Freddie Mac U.S. Mortgage Market Survey
30-Year
Homeowner Commitment National Index. Duration within the MBS sector lengthened over the period, with the duration of the Bloomberg US MBS Index growing to 5.94 years from 4.62 years. During the period, Agency RMBS and Agency CMBS spreads widened and performance weakened due to elevated levels of interest rate volatility. Gross issuance for Agency RMBS over the period was $2.2 trillion; gross issuance for Agency CMBS was roughly $174.4 billion.

•	Non-Agency Residential Mortgage-Backed Securities
For the
12-month
period ended September 30, 2022,
non-Agency
residential mortgage-backed securities (RMBS) reversed their momentum in late 2021 and generated negative returns, driven by rising U.S. Treasury yields and widening credit spreads. Home price appreciation turned negative for the first time since March 2012 as home prices fell 0.75% month-over-month (MoM) in July, the most recent month for which data was reported by the S&P CoreLogic Case-Shiller
20-City
Composite Home Price NSA Index, while still appreciating 16.06% year-over-year. Existing-home sales fell 0.4% MoM in August, the most recent month for which data was available from the National Association of Realtors Existing-Home Sales Report, the seventh consecutive such decline. The
30-year
benchmark rate rose 370 basis points over the
12-month
period to end at 6.70%, its highest level since July 2007, according to the Freddie Mac U.S. Mortgage Market Survey
30-Year
Homeowner Commitment National Index. The period marked $173.5 billion in gross issuance, compared to $175.2 billion in the previous
12-month
period, according to BofA Global Research.

•	Non-Agency Commercial Mortgage-Backed Securities
For the
12-month
period ended September 30, 2022,
non-Agency
commercial mortgage-backed securities (CMBS) posted negative performance, as measured by the Bloomberg US CMBS (ERISA Only) Total Return Index return of negative 12.4%. For comparison, the broader Bloomberg US Aggregate Bond Index returned negative 14.60%. $145.9 billion of new-issue
non-Agency
CMBS priced, compared to $119.6 billion in the previous
12-month
period. While the first quarter of 2022 marked a strong $44.7 billion in volume, an 84% increase over the same period in 2021, issuance slowed meaningfully in the subsequent quarters in the face of macroeconomic volatility and geopolitical risks. Issuance in the second and third quarters fell 40.5% versus the same six-month
period in 2021. Secondary
non-Agency
CMBS spreads moved wider throughout the
12-month
period as investors weighed the impact of stubborn inflation, corresponding interest rate hikes and a protracted Russia-Ukraine war. Spreads widened 76 basis points (bps) for AAA last cash flows and 310 bps for bonds rated
BBB-.
The
30-day-plus
delinquency rate for commercial real estate loans closed September 2022 at 2.92%, as measured by financial data firm Trepp, a significant improvement versus the 5.25% at the end of September 2021. The RCA Commercial Property Price Index increased 13.7% for the
12-month
period ended August 31, the most recent month for which data was available, compared to 15.2% over the previous
12-month
period.

Annual Report	|	September 30, 2022	5

Financial Markets Highlights (Cont.)

•	Collateralized Loan Obligations
For the
12-month
period ended September 30, 2022, collateralized loan obligation (CLO) market-based metrics worsened, with a 6.79% drop in the Morningstar LSTA US Leveraged Loan PR USD, fueling lower net asset values and market value overcollateralization ratios. While CLO fundamentals strengthened to start the period, they stalled in the latter months as the number of negative rating actions and loan defaults increased. The CLO market priced $162.7 billion in new issuance across 343 deals. An additional $25.2 billion of supply was brought to market by way of refinancing and reset activity. Despite two banner issuance months to start the period, activity slowed at the end of it as managers navigated the migration to the Secured Overnight Financing Rate from LIBOR. While 2022 issuance has trailed the record volume pace of 2021, it has remained elevated on a historical basis. The last
12-month
U.S. leveraged loan default rate by principal amount rose 55 basis points over the
12-month
period, ending at 0.90%. Effective January 1, 2022,
new-issue
U.S. CLO tranches transitioned from a LIBOR-based to a SOFR-based benchmark, which resulted in some spread widening. Macroeconomic concerns drove spreads wider across the
12-month
period. The J.P. Morgan Collateralized Loan Obligation Total Return Level Index returned negative 2.42% over the
12-month
period.

•	Bank Loans
For the
12-month
period ended September 30, 2022, the Morningstar LSTA US Leveraged Loan TR USD returned negative 2.53%. Given the volatile market backdrop, bank loans exhibited a flight to quality, with loans rated BB returning negative 0.23%, outperforming loans rated B
(-2.94%)
and loans rated CCC
(-10.05%).
The weighted average bid price of the index ended the period at $91.92, down from $98.62 from a year ago. The top-performing
sectors were energy (+3.71%), real estate (+2.00%) and utilities (+1.78%). The worst performers were semiconductors and semiconductor equipment
(-6.82%),
healthcare equipment and services
(-6.04%),
and consumer durables and apparel
(-5.81%).
The trailing
12-month
default rate remained at a low level but rose to 0.90% in September 2022 from 0.35% in September 2021.

6	DoubleLine Opportunistic Credit Fund

Management’s Discussion of Fund Performance	(Unaudited) September 30, 2022

For the
12-month
period ended September 30, 2022, the DoubleLine Opportunistic Credit Fund underperformed the benchmark Bloomberg US Aggregate Bond Index return of negative 14.60% on a net asset value basis. Global interest rates rose dramatically as inflation remained high and central banks tightened monetary policy. The two-
and
10-year
portions of the U.S. Treasury yield curve rose 400 basis points (bps) and 234 bps, respectively, resulting in negative performance for nearly all major stock and bond market sectors. The primary drivers of the Fund’s underperformance were yield curve positioning and asset allocation. For yield curve positioning, the Agency mortgage-backed securities (MBS) held in the Fund were more directly impacted by yield curve changes than those held in the index. For asset allocation, the Fund held more credit assets than the index, hindering performance as credit spreads widened. The biggest contributors to Fund performance were non-Agency
commercial MBS (CMBS) and bank loans. The
non-Agency
CMBS benefited from underlying exposures to hotels and retail shopping centers while the bank loans benefited from low default rates and their floating-rate coupons. The biggest detractors were Agency MBS and emerging markets debt.

12-Month Period Ended 9-30-22	12-Months

Total Return based on NAV	-18.05%

Total Return based on Market Price	-20.55%

Bloomberg US Aggregate Bond Index*	-14.60%

*	Reflects no deduction for fees, expenses, or taxes.
For additional performance information, please refer to the
“Standardized Performance Summary.”
The Fund seeks to pay regular monthly distributions out of its net investment income at a rate that reflects its current and projected net income performance. To permit the Fund to maintain more stable monthly distributions, the Fund may pay distributions at a rate different than the amount of net income actually earned by the Fund during the period. Distributions are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the distributions exceed the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 5 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period. If a portion of the Fund’s distributions is from sources other than net investment income, shareholders will be notified of the estimated composition of such distribution through a Section 19 notice. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in the Financial Highlights.
Opinions expressed herein are as of September 30, 2022, and are subject to change at any time, are not guaranteed and should not be considered investment advice.
Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings as of period end.
There are risks associated with an investment in the Fund. Shares of closed-end
investment companies frequently trade at a discount to their net asset value, which may increase investors’ risk of loss. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. An investment in the Fund should not constitute a complete investment program.
This document is not an offer to sell securities or the solicitation of an offer to buy securities, nor shall there be any sale or offer of these securities, in any jurisdiction where such sale or offer is not permitted.
The Fund’s shares are only available for purchase through broker/dealers on the secondary market. Unlike an open-end
mutual fund,
closed-end
funds typically offer a fixed number of shares for sale. After the initial public offering, shares are bought in the secondary marketplace, and the market price of the shares is determined by supply and demand, not by NAV, often at a lower price than the NAV. A closed-end
fund is not required to buy its shares back from investors upon request.
Investing involves risk. Principal loss is possible.
Investments in
debt securities
typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and
non-rated
securities
present a greater risk of loss to principal and interest than higher rated securities. Investments in asset-backed and mortgage-backed securities
include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Fund may invest in foreign securities
which involves greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets.
Derivatives
involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested.
Exchange-traded fund investments
involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors. In addition, the Fund may invest in other asset classes and investments such as, among others,
REITs, credit default swaps, short sales, derivatives and smaller companies which include additional risks.
Additional principal risks for the Fund can be found in the prospectus.
Diversification does not assure a profit or protect against loss in a declining market.
The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. You can obtain the Fund’s most recent periodic reports and certain other regulatory filings by calling 1 (877) DLINE 11 / 1 (877)
354-6311,
or visiting www.doubleline.com. You should read these reports and other filings carefully before investing.
The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Performance reflects management fees and other fund expenses.
Performance data quoted represents past performance; past performance does not guarantee future results and does not reflect the deduction of any taxes a shareholder would pay on fund distributions or the sale of fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares when sold may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end
may be obtained by calling 1 (877) DLINE 11 / 1 (877)
354-6311
or by visiting www.doubleline.com/funds/opportunistic-credit-fund/.

Annual Report	|	September 30, 2022	7

Management’s Discussion of Fund Performance (Cont.)

Credit ratings from Moody’s Investor Services, Inc. (“Moody’s”) range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from S&P Global Ratings (“S&P”) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default. Credit ratings are determined from the highest available credit rating from any Nationally Recognized Statistical Rating Organization (“NRSRO”). DoubleLine chooses to display credit ratings using S&P’s rating convention, although the rating itself might be sourced from another NRSRO.
In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as nonrated.
Index Descriptions and Other Definitions
An investment cannot be made directly in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing expenses applicable to fund investments.
The index descriptions provided herein are based on information provided on the respective index provider’s website or from other third-party sources. The Fund and DoubleLine have not verified these index descriptions and disclaim responsibility for their accuracy and completeness.
Basis Points (BPS)
—Basis points (or basis point (bp)) refer to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% or 0.0001, and is used to denote the percentage change in a financial instrument. The relationship between percentage changes and basis points can be summarized as: 1% change = 100 basis points; 0.01% = 1 basis point.
Bloomberg US Aggregate Bond Index
—This index represents securities that are SEC registered, taxable and dollar denominated. The index covers the U.S. investment grade, fixed-rate bond market, with components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis.
Bloomberg US CMBS (ERISA Only) Total Return Index
—This index measures on a total return basis the performance of investment grade commercial mortgage-backed securities (CMBS). The index includes only CMBS that are compliant with the Employee Retirement Income Security Act of 1974, which will deem ERISA eligible the certificates with the first priority of principal repayment as long as certain conditions are met, including that the certificates be rated in one of the three highest categories by Fitch, Moody’s or Standard & Poor’s.
Bloomberg US Corporate Bond Index
—This index measures the investment grade, fixed-rate taxable corporate bond market. It includes U.S. dollar-denominated securities publicly issued by U.S. and
non-U.S.
industrial, utility and financial issuers.
Bloomberg US Government Bond Index
—This index is the U.S. government securities component of the Bloomberg US Government/Credit Index. It includes investment grade, U.S. dollar-denominated, fixed-rate U.S. Treasuries and government-related securities.
Bloomberg US Mortgage-Backed Securities (MBS) Index
—This index measures the performance of investment grade, fixed-rate, mortgage-backed, pass-through securities of the government-sponsored enterprises (GSEs): Federal Home Loan Mortgage Corp. (Freddie Mac), Federal National Mortgage Association (Fannie Mae) and Government National Mortgage Association (Ginnie Mae).
Bloomberg US Treasury Index
—This index measures U.S. dollar-denominated, fixed-rate nominal debt issued by the U.S. Treasury with a remaining maturity of one year or more. Treasury bills are excluded by the maturity constraint but are part of a separate Short Treasury Index.
Dot Plot
—Simple statistical chart that consists of data points plotted as dots on a graph with
x-
and
y-axes.
Dot plots are well known as the method that the Federal Reserve uses to convey its benchmark federal funds rate outlook at certain Federal Open Market Committee (FOMC) meetings.
Duration
—Measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates.
Federal Funds Rate
—Target interest rate, set by the Federal Reserve at its Federal Open Market Committee (FOMC) meetings, at which commercial banks borrow and lend their excess reserves to each other overnight. The Fed sets a target federal funds rate eight times a year, based on prevailing economic conditions.
Freddie Mac U.S. Mortgage Market Survey
30-Year
Homeowner Commitment National Index
—This index tracks the
30-year
fixed-rate mortgages component of the Freddie Mac Primary Mortgage Market Survey (PMMS), which tracks the most-popular
30-
and
15-year
fixed-rate mortgages, and
5-1
hybrid amortizing adjustable-rate mortgage products among a mix of lender types.
J.P. Morgan Collateralized Loan Obligation (CLO) Total Return Level Index
—This index is a total return subindex of the J.P. Morgan Collateralized Loan Obligation Index
(CLOIE), which is a market value-weighted index consisting of U.S. dollar-denominated CLOs.
Last Cash Flow (LCF)
—Last revenue stream paid to a bond over a given period.
London Interbank Offered Rate
(LIBOR)
—Indicative average interest rate at which a selection of banks, known as the “panel banks,” are prepared to lend one another unsecured funds on the London money market.
Morningstar LSTA US Leveraged Loan PR USD
—This index (formerly the S&P/LSTA Leveraged Loan Price Index) tracks the prices of institutional weighted loans based on market weightings, spreads and interest payments.
Morningstar LSTA US Leveraged Loan TR USD
—This index (formerly the S&P/LSTA Leveraged Loan Index) tracks the market-weighted performance of institutional weighted loans based on market weightings, spreads and interest payments.
National Association of Realtors Existing-Home Sales Report
—This report tracks sales and prices of existing single-family homes for the nation overall, and gives breakdowns for the West, Midwest, South and Northeast regions of the country. These figures include condos and co-ops
in addition to single-family homes.
Net Asset Value (NAV)
—Net value of an entity calculated as the total value of the entity’s assets minus the total value of its liabilities. Most commonly used in the context of a mutual fund or an exchange-traded fund (ETF), the NAV represents the per share/unit price of the fund at a specific date or time.
Overcollateralization (OC)
—Provision of collateral that is worth more than enough to cover potential losses in cases of default.
RCA Commercial Property Price Index (CPPI)
—This index describes various nonresidential property types for the U.S. (10 monthly series from 2000). It is a periodic same-property round-trip investment price-change index of the U.S. commercial investment property market. The dataset contains 20 monthly indicators.
S&P
CoreLogic
Case-Shiller
20-City
Composite Home Price NSA Index
—This index seeks to measure the value of residential real estate in 20 major U.S. metropolitan areas: Atlanta; Boston; Charlotte; Chicago; Cleveland; Dallas; Denver; Detroit; Las Vegas; Los Angeles; Miami; Minneapolis; New York City; Phoenix; Portland, Oregon; San Diego; San Francisco; Seattle; Tampa; and Washington, D.C.
Secured Overnight Financing Rate (SOFR)
—Benchmark interest rate for U.S. dollar-denominated derivatives and loans that is replacing the London Interbank Offered Rate (LIBOR). Interest rate swaps on more than $80 trillion in notional debt switched to the SOFR in October 2020. This transition is expected to increase long-term liquidity but also result in substantial short-term trading volatility in derivatives.
Spread
—Difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument. The spread can be measured between debt instruments of differing maturities, credit ratings or risk.

8	DoubleLine Opportunistic Credit Fund

(Unaudited) September 30, 2022

Treasury Inflation-Protected Securities (TIPS)
—Type of Treasury security issued by the U.S. government that is indexed to inflation in order to protect investors from a decline in the purchasing power of their money. As inflation rises, TIPS adjust in price to maintain their real value.
This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.
DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.
Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.
DoubleLine
®
is a registered trademark of DoubleLine Capital LP.
Foreside Fund Services, LLC provides marketing review services for DoubleLine Capital LP.

Annual Report	|	September 30, 2022	9

Standardized Performance Summary	(Unaudited) September 30, 2022

DBL
DoubleLine Opportunistic Credit Fund Returns as of September 30, 2022	1-Year	3-Years Annualized	5-Years Annualized	10-Years Annualized	Since Inception Annualized (1-27-12 to 9-30-22)

Total Return based on NAV	-18.05%	-3.58%	0.02%	3.79%	4.43%

Total Return based on Market Price	-20.55%	-3.91%	-2.00%	2.64%	3.69%

Bloomberg US Aggregate Bond Index 1	-14.60%	-3.26%	-0.27%	0.89%	1.17%
Performance data quoted represents past performance; past performance does not guarantee future results and does not reflect the deduction of any taxes a shareholder would pay on fund distributions or the sale of fund shares. The performance information shown assumes reinvestment of all dividends and distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares when sold may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance reflects management fees and other fund expenses. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting www.doubleline.com.

1	Reflects no deduction for fees, expenses, or taxes.

10	DoubleLine Opportunistic Credit Fund

Growth of Investment	(Unaudited) September 30, 2022

DoubleLine Opportunistic Credit Fund
Value of a $10,000 Investment
1

Average Annual Total Returns
1
As of September 30, 2022

	1 Year	5 Years	10 Years	Since Inception (1/27/2012)

DoubleLine Opportunistic Credit Fund

Total Return based on NAV	-18.05%	0.02%	3.79%	4.43%

Total Return based on Market Price	-20.55%	-2.00%	2.64%	3.69%

Bloomberg US Aggregate Bond Index	-14.60%	-0.27%	0.89%	1.17%

1
Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact an authorized representative at (877) 354-6311 or visit www.doubleline.com. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. The returns shown do not reflect commissions that may be paid in respect of shares purchased in connection with the Fund’s offering of Common Shares under the Fund’s Shelf Registration (see Note 13). If it were reflected the Fund’s performance shown would be lower. The total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call (877) 354-6311 or visit www.doubleline.com to receive performance results current to the most recent month-end.

Bloomberg US Aggregate Bond Index-This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark index, meaning that the Fund could outperform or underperform the index at any given time.

Annual Report	|	September 30, 2022	11

Schedule of Investments DoubleLine Opportunistic Credit Fund	September 30, 2022

P RINCIPAL A MOUNT $	S ECURITY D ESCRIPTION	R ATE		M ATURITY	V ALUE $
ASSET BACKED OBLIGATIONS 2.6%

	Castlelake Aircraft Structured Trust,
1,700,781	Series 2019-1A-C	6.90%	(b)(i)	04/15/2039	1,018,027

	Horizon Aircraft Finance Ltd.,
2,033,003	Series 2018-1-C	6.66%	(b)(i)	12/15/2038	1,262,580

	Jimmy Johns Funding LLC,
1,159,000	Series 2017-1A-A2II	4.85%	(b)	07/30/2047	1,082,568

	LendingPoint Asset Securitization Trust,
1,000,000	Series 2022-B-B	5.99%	(b)	10/15/2029	947,999

	SoFi Professional Loan Program LLC,
20,000	Series 2018-A-R1	0.00%	(b)(h)(i)	02/25/2042	384,438
5,930	Series 2018-A-R2	0.00%	(b)(h)(i)	02/25/2042	113,986

	Upstart Pass-Through Trust,
1,000,000	Series 2021-ST5-CERT	0.00%	(b)(h)(i)	07/20/2027	512,607

	Willis Engine Structured Trust,
832,766	Series 2021-A-C	7.39%	(b)(i)	05/15/2046	667,919

	Total Asset Backed Obligations (Cost $7,870,623)				5,990,124

BANK LOANS 9.3%

	AAdvantage Loyalty IP Ltd.,
370,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	7.46%		04/20/2028	359,455

	Acrisure LLC,
480,132	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.62%		02/16/2027	440,320

	Almonde, Inc.,
700,000	Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 7.25%, 1.00% Floor)	10.62%		06/16/2025	576,191

	American Tire Distributors, Inc.,
427,850	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 6.25%, 0.75% Floor)	9.03%		10/20/2028	401,798

	Applied Systems, Inc.,
1,230,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 5.50%, 0.75% Floor)	9.17%		09/19/2025	1,215,855

	Artera Services LLC,
500,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.25%, 1.00% Floor)	10.92%		03/06/2026	297,000

	Ascend Learning LLC,
230,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.75%, 0.50% Floor)	8.87%		12/10/2029	201,826

	Astra Acquisition Corporation,
180,704	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.25%, 0.50% Floor)	8.37%		10/25/2028	154,502

	Asurion LLC,
110,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.25%)	8.37%		01/31/2028	83,462
450,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.25%)	8.37%		01/19/2029	346,500

P RINCIPAL A MOUNT $	S ECURITY D ESCRIPTION	R ATE	M ATURITY	V ALUE $

	Atlas Purchaser, Inc.,
459,188	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.25%, 0.75% Floor)	8.68%	05/08/2028	362,184

	Avaya, Inc.,
249,108	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	7.07%	12/15/2027	136,152

	Aveanna Healthcare LLC,
825,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%, 0.50% Floor)	10.05%	12/10/2029	610,500

	Boxer Parent Company, Inc.,
432,502	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	6.87%	10/02/2025	411,043

	Brand Industrial Services, Inc.,
	Senior Secured First Lien Term Loan
717	(3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.50%	06/21/2024	627
53,732	(3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.60%	06/21/2024	47,009
217,111	(3 Month LIBOR USD + 4.25%, 1.00% Floor)	7.03%	06/21/2024	189,946

	Brazos Delaware LLC,
243,320	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	7.01%	05/21/2025	235,290

	Cengage Learning, Inc.,
603,900	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.75%, 1.00% Floor)	7.81%	07/14/2026	548,323

	Circor International, Inc.,
230,932	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.50%, 0.50% Floor)	8.58%	12/15/2028	217,076

	Clydesdale Acquisition Holdings, Inc.,
224,438	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.18%, 0.50% Floor)	7.31%	04/13/2029	212,344

	Connect US Finco LLC,
234,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	6.03%	12/11/2026	218,499

	Delta Topco, Inc.,
200,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.25%, 0.75% Floor)	9.34%	12/01/2028	177,667

	DG Investment Intermediate Holdings, Inc.,
280,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%, 0.75% Floor)	9.87%	03/19/2029	262,850

	DirectTV Financing LLC,
170,690	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 0.75% Floor)	8.12%	08/02/2027	159,436

	Dynasty Acquisition Company, Inc.,
33,942	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.02%	04/06/2026	31,435
63,131	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.62%	04/06/2026	58,469

	Eagle Parent Corporation,
512,425	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	7.80%	04/02/2029	499,827

12	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

September 30, 2022

P RINCIPAL A MOUNT $	S ECURITY D ESCRIPTION	R ATE		M ATURITY	V ALUE $

	EG Group Limited,
270,154	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	7.67%		02/06/2025	252,764

	Eisner Advisory Group LLC,
301,951	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 5.25%, 0.75% Floor)	8.40%		07/28/2028	288,363

	EnergySolutions LLC,
442,594	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	7.42%		05/09/2025	412,373

	Flynn Canada Ltd.,
363,063	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 0.50% Floor)	7.63%		07/21/2028	324,941

	Foresight Energy LLC,
88,856	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 8.00%, 1.50% Floor)	11.67%	(i)	06/30/2027	88,856

	Getty Images, Inc.,
119,423	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	7.63%		02/19/2026	118,783

	GIP II Blue Holding LP,
76,421	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 1.00% Floor)	8.17%		09/29/2028	75,466

	Grab Holdings, Inc.,
813,245	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	7.62%		01/29/2026	765,979

	Granite US Holdings Corporation,
451,491	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	7.69%		09/30/2026	435,689

	Groupe Solmax, Inc.,
326,197	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	7.00%		05/30/2028	290,315

	Gulf Finance LLC,
	Senior Secured First Lien Term Loan
336,556	(1 Month LIBOR USD + 6.75%, 1.00% Floor)	9.39%		08/25/2026	268,224
192,557	(1 Month LIBOR USD + 6.75%, 1.00% Floor)	9.87%		08/25/2026	153,461

	Hyland Software, Inc.,
378,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.25%, 0.75% Floor)	9.37%		07/07/2025	372,959

	Intelsat Jackson Holdings S.A.,
511,612	Senior Secured First Lien Term Loan (6 Month Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	7.44%		02/01/2029	481,427

	ION Trading Technologies SARL,
123,438	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%)	8.42%		03/31/2028	114,920

	Jo-Ann Stores LLC,
79,200	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	7.52%		07/07/2028	52,767

P RINCIPAL A MOUNT $	S ECURITY D ESCRIPTION	R ATE	M ATURITY	V ALUE $

	Keane Group Holdings LLC,
459,600	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	6.88%	05/26/2025	446,961

	Kenan Advantage Group, Inc.,
505,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%, 0.75% Floor)	9.77%	09/01/2027	467,125

	Lealand Finance Company B.V.,
82,782	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.00%)	4.12%	06/30/2025	42,115
6,257	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	6.12%	06/30/2024	3,989

	Lereta LLC,
118,327	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.25%, 0.75% Floor)	8.37%	07/27/2028	101,189

	LSF9 Atlantis Holdings LLC,
190,000	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 7.25%, 0.75% Floor)	10.80%	03/31/2029	180,975

	MedAssets Software Intermediate Holdings, Inc.,
235,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%, 0.50% Floor)	9.87%	12/17/2029	202,981

	Milano Acquisition Corporation,
201,413	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	7.67%	10/01/2027	192,450

	Mileage Plus Holdings LLC,
99,750	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 1.00% Floor)	8.78%	06/21/2027	100,445

	Minotaur Acquisition, Inc.,
424,600	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 5.00%)	8.13%	03/27/2026	404,470

	Mitchell International, Inc.,
205,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 6.50%, 0.50% Floor)	9.57%	10/15/2029	192,444

	MLN US HoldCo LLC,
155,000	Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 8.75%)	12.50%	11/30/2026	64,482

	NEP Group, Inc.,
110,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%)	10.12%	10/19/2026	100,430

	New Constellis Borrower LLC,
70,977	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 11.00%, 1.00% Floor) (1 Month LIBOR USD + 11.00% + 1.00% PIK)	14.12%	03/27/2025	35,866

	OYO Hospitality Netherlands B.V.,
118,500	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 8.25%, 0.75% Floor)	11.86%	06/23/2026	105,860

	PetVet Care Centers LLC,
720,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.25%)	9.37%	02/13/2026	689,998

The accompanying notes are an integral part of these financial statements.	Annual Report	|	September 30, 2022	13

Schedule of Investments DoubleLine Opportunistic Credit Fund (Cont.)

P RINCIPAL A MOUNT $	S ECURITY D ESCRIPTION	R ATE	M ATURITY	V ALUE $

	PMHC, Inc.,
185,000	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	6.98%	04/23/2029	150,139

	Polar US Borrower LLC,
58,968	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%)	7.21%	10/15/2025	48,158

	Potters Borrower LP,
88,650	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	7.67%	12/14/2027	84,661

	Prairie ECI Acquiror LP,
251,331	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	7.87%	03/11/2026	235,911

	Pretium PKG Holdings, Inc.,
	Senior Secured Second Lien Term Loan
155,000	(3 Month LIBOR USD + 6.75%, 0.50% Floor)	9.03%	09/21/2029	132,525
155,000	(3 Month LIBOR USD + 6.75%, 0.50% Floor)	9.92%	09/21/2029	132,525

	Radiology Partners, Inc.,
	Senior Secured First Lien Term Loan
230,806	(1 Month LIBOR USD + 4.25%)	7.30%	07/09/2025	195,493
269,194	(1 Month LIBOR USD + 4.25%)	7.33%	07/09/2025	228,007

	Renaissance Holding Corporation,
105,597	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.77%	05/30/2025	100,713

	Rentpath, Inc.,
21,564	Senior Secured First Lien Term Loan (Prime Rate + 0.00%)	3.25%	04/25/2024	647

	Riverbed Technology, Inc.,
231,006	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 6.00%, 1.00% Floor) (3 Month LIBOR USD + 6.00% + 2.00% PIK)	8.66%	12/07/2026	89,997

	Securus Technologies Holdings, Inc.,
76,705	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 1.00% Floor)	8.17%	11/01/2024	67,800

	Skillsoft Finance, Inc.,
151,123	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 5.25%, 0.75% Floor)	7.96%	07/14/2028	129,739

	Sound Inpatient Physicians, Inc.,
190,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%)	9.27%	06/26/2026	169,575

	Southern Veterinary Partners LLC,
125,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.75%, 1.00% Floor)	10.87%	09/22/2028	116,250

	The Edelman Financial Engines Centre LLC,
535,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%)	9.87%	07/20/2026	476,150

	Think & Learn Private Limited,
183,613	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 6.00%, 0.75% Floor)	7.51%	11/24/2026	134,561

P RINCIPAL A MOUNT $	S ECURITY D ESCRIPTION	R ATE		M ATURITY	V ALUE $

	Travel Leaders Group LLC,
60,733	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	7.12%		01/25/2024	56,053

	Travelport Finance (Luxembourg) SARL,
529,722	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.50%, 1.00% Floor)	5.17%		02/28/2025	525,309

	UKG, Inc.,
90,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 5.25%, 0.50% Floor)	7.54%		05/03/2027	85,575

	United Natural Foods, Inc.,
51,512	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.25%)	6.40%		10/22/2025	50,854

	Vantage Specialty Chemicals, Inc.,
500,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 8.25%, 1.00% Floor)	11.32%		10/27/2025	485,832

	Verscend Holding Corporation,
288,818	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	7.12%		08/27/2025	280,875

	Viad Corporation,
301,950	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 0.50% Floor)	8.12%		07/31/2028	287,858

	VT Topco, Inc.,
160,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 6.75%, 0.75% Floor) (1 Month LIBOR USD + 6.75%, 0.75% Floor)	9.87%		07/31/2026	154,900

	WaterBridge Midstream Operating LLC,
486,250	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.75%, 1.00% Floor)	9.13%		06/22/2026	470,546

	WWEX UNI TopCo Holdings LLC,
50,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.00%, 0.75% Floor)	9.25%		07/26/2029	45,375

	Zelis Cost Management Buyer, Inc.,
155,628	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	6.06%		09/30/2026	150,376

	Total Bank Loans (Cost $23,856,392)				21,371,057

COLLATERALIZED LOAN OBLIGATIONS 36.3%

	Allegany Park Ltd.,
1,000,000	Series 2019-1A-ER (Secured Overnight Financing Rate 3 Month + 6.40%, 6.40% Floor)	8.88%	(b)	01/22/2035	850,013

	ARES Ltd.,
1,000,000	Series 2014-1A-SUB	0.00%	(b)(d)(i)	04/17/2026	1

14	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

September 30, 2022

P RINCIPAL A MOUNT $	S ECURITY D ESCRIPTION	R ATE		M ATURITY	V ALUE $

	Atlas Senior Loan Fund Ltd.,
1,700,000	Series 2019-14A-D (3 Month LIBOR USD + 3.90%, 3.90% Floor)	6.61%	(b)	07/20/2032	1,446,915

	Atrium Corporation,
1,000,000	Series 9A-DR (3 Month LIBOR USD + 3.60%)	6.64%	(b)	05/28/2030	909,331

	Bain Capital Credit Ltd.,
500,000	Series 2019-3A-DR (3 Month LIBOR USD + 3.10%, 3.10% Floor)	5.83%	(b)	10/23/2034	442,125
4,000,000	Series 2022-5A-D (Secured Overnight Financing Rate 3 Month + 4.39%, 4.39% Floor)	6.62%	(b)	07/24/2034	3,673,979

	Barings Ltd.,
1,000,000	Series 2015-2A-DR (3 Month LIBOR USD + 2.95%)	5.66%	(b)	10/21/2030	899,155
1,000,000	Series 2017-1A-D (3 Month LIBOR USD + 3.60%)	6.34%	(b)	07/18/2029	930,108
500,000	Series 2018-3A-D (3 Month LIBOR USD + 2.90%)	5.61%	(b)	07/20/2029	438,657
1,000,000	Series 2018-3A-E (3 Month LIBOR USD + 5.75%)	8.46%	(b)	07/20/2029	840,745
2,500,000	Series 2019-1A-DR (3 Month LIBOR USD + 3.65%, 3.65% Floor)	6.16%	(b)	04/16/2035	2,244,611
1,500,000	Series 2019-1A-ER (3 Month LIBOR USD + 6.86%, 6.86% Floor)	9.37%	(b)	04/16/2035	1,272,748
1,000,000	Series 2019-2A-CR (3 Month LIBOR USD + 3.40%, 3.40% Floor)	5.91%	(b)	04/15/2036	896,639

	Beechwood Park Ltd.,
5,000,000	Series 2019-1A-DR (Secured Overnight Financing Rate 3 Month + 3.10%, 3.10% Floor)	5.58%	(b)	01/17/2035	4,384,849

	BlueMountain Ltd.,
1,000,000	Series 2013-2A-DR (3 Month LIBOR USD + 2.90%)	5.66%	(b)	10/22/2030	883,528

	Canyon Capital Ltd.,
1,700,000	Series 2014-1A-CR (3 Month LIBOR USD + 2.75%, 2.75% Floor)	5.53%	(b)	01/30/2031	1,456,948
1,000,000	Series 2017-1A-DR (3 Month LIBOR USD + 3.00%, 3.00% Floor)	5.51%	(b)	07/15/2030	905,709
1,000,000	Series 2017-1A-E (3 Month LIBOR USD + 6.25%)	8.76%	(b)	07/15/2030	817,838
1,500,000	Series 2018-1A-E (3 Month LIBOR USD + 5.75%, 5.75% Floor)	8.26%	(b)	07/15/2031	1,224,337
1,550,000	Series 2019-1A-DR (3 Month LIBOR USD + 3.10%, 3.10% Floor)	5.61%	(b)	04/15/2032	1,346,048
1,000,000	Series 2019-1A-ER (3 Month LIBOR USD + 7.15%, 7.15% Floor)	9.66%	(b)	04/15/2032	823,811
2,250,000	Series 2021-1A-E (3 Month LIBOR USD + 6.41%, 6.41% Floor)	8.92%	(b)	04/17/2034	1,730,508

	Carlyle Global Market Strategies Ltd.,
2,000,000	Series 2013-1A-CR (3 Month LIBOR USD + 3.35%)	6.26%	(b)	08/14/2030	1,780,137
1,500,000	Series 2015-5A-DR (3 Month LIBOR USD + 6.70%, 6.70% Floor)	9.41%	(b)	01/20/2032	1,235,169
1,000,000	Series 2021-1A-D (3 Month LIBOR USD + 6.00%, 6.00% Floor)	8.51%	(b)	04/17/2034	825,502

P RINCIPAL A MOUNT $	S ECURITY D ESCRIPTION	R ATE		M ATURITY	V ALUE $

	Dewolf Park Ltd.,
500,000	Series 2017-1A-DR (3 Month LIBOR USD + 2.85%, 2.85% Floor)	5.36%	(b)	10/15/2030	442,210

	Dryden Senior Loan Fund,
1,500,000	Series 2015-37A-ER (3 Month LIBOR USD + 5.15%, 5.15% Floor)	7.66%	(b)	01/15/2031	1,199,791
1,200,000	Series 2015-38A-ER (3 Month LIBOR USD + 5.60%, 5.60% Floor)	8.11%	(b)	07/15/2030	948,218
2,000,000	Series 2015-40A-ER (3 Month LIBOR USD + 5.75%, 5.75% Floor)	8.66%	(b)	08/15/2031	1,590,196
1,750,000	Series 2016-42A-ER (3 Month LIBOR USD + 5.55%)	8.06%	(b)	07/15/2030	1,427,945
500,000	Series 2017-50A-D (3 Month LIBOR USD + 3.25%, 3.25% Floor)	5.76%	(b)	07/15/2030	451,554

	Gilbert Park Ltd.,
2,000,000	Series 2017-1A-E (3 Month LIBOR USD + 6.40%)	8.91%	(b)	10/15/2030	1,747,131

	Goldentree Loan Management Ltd.,
500,000	Series 2018-3A-D (3 Month LIBOR USD + 2.85%)	5.56%	(b)	04/22/2030	448,025

	Greenwood Park Ltd.,
1,000,000	Series 2018-1A-E (3 Month LIBOR USD + 4.95%)	7.46%	(b)	04/15/2031	809,373

	Grippen Park Ltd.,
775,000	Series 2017-1A-D (3 Month LIBOR USD + 3.30%)	6.01%	(b)	01/20/2030	715,801

	Halcyon Loan Advisors Funding Ltd.,
501,054	Series 2014-3A-D (3 Month LIBOR USD + 3.65%)	6.41%	(b)	10/22/2025	476,607

	Highbridge Loan Management Ltd.,
1,000,000	Series 11A-17-E (3 Month LIBOR USD + 6.10%)	8.96%	(b)	05/06/2030	820,204
1,000,000	Series 2013-2A-CR (3 Month LIBOR USD + 2.90%)	5.61%	(b)	10/22/2029	880,662

	LCM LP,
2,500,000	Series 26A-E (3 Month LIBOR USD + 5.30%, 5.30% Floor)	8.01%	(b)	01/21/2031	1,964,475

	Madison Park Funding Ltd.,
850,000	Series 2014-14A-ER (3 Month LIBOR USD + 5.80%, 5.80% Floor)	8.56%	(b)	10/22/2030	703,803
1,500,000	Series 2016-22A-ER (3 Month LIBOR USD + 6.70%, 6.70% Floor)	9.21%	(b)	01/18/2033	1,288,319
1,000,000	Series 2019-34A-ER (3 Month LIBOR USD + 6.65%, 6.65% Floor)	9.43%	(b)	04/26/2032	881,156

	Magnetite Ltd.,
1,500,000	Series 2019-24A-DR (Secured Overnight Financing Rate 3 Month + 3.05%, 3.05% Floor)	5.38%	(b)	04/16/2035	1,337,189
1,000,000	Series 2019-24A-ER (Secured Overnight Financing Rate 3 Month + 6.40%, 6.40% Floor)	8.73%	(b)	04/16/2035	889,345

	Marble Point Ltd.,
500,000	Series 2021-3A-D1 (3 Month LIBOR USD + 3.50%, 3.50% Floor)	6.24%	(b)	10/17/2034	450,154

The accompanying notes are an integral part of these financial statements.	Annual Report	|	September 30, 2022	15

Schedule of Investments DoubleLine Opportunistic Credit Fund (Cont.)

P RINCIPAL A MOUNT $	S ECURITY D ESCRIPTION	R ATE		M ATURITY	V ALUE $

	Neuberger Berman Loan Advisers Ltd.,
1,000,000	Series 2017-16SA-ER (3 Month LIBOR USD + 6.25%, 6.25% Floor)	8.76%	(b)	04/17/2034	849,202
1,000,000	Series 2017-25A-DR (3 Month LIBOR USD + 2.85%, 2.85% Floor)	5.59%	(b)	10/18/2029	896,969
2,000,000	Series 2019-32A-DR (3 Month LIBOR USD + 2.70%, 2.70% Floor)	5.44%	(b)	01/20/2032	1,802,798

	Octagon Investment Partners Ltd.,
2,500,000	Series 2014-1A-CR3 (3 Month LIBOR USD + 2.75%, 2.75% Floor)	5.66%	(b)	02/14/2031	2,211,262
1,000,000	Series 2014-1A-CRR (3 Month LIBOR USD + 1.90%, 1.90% Floor)	4.66%	(b)	01/22/2030	931,700
4,000,000	Series 2014-1A-DRR (3 Month LIBOR USD + 7.00%, 7.00% Floor)	9.91%	(b)	02/17/2032	3,437,177
1,000,000	Series 2016-1A-DR (3 Month LIBOR USD + 2.85%, 2.85% Floor)	5.36%	(b)	07/15/2030	865,053
2,000,000	Series 2016-1A-ER (3 Month LIBOR USD + 7.25%)	10.03%	(b)	01/24/2033	1,650,000
1,000,000	Series 2016-1A-FR (3 Month LIBOR USD + 8.09%, 8.09% Floor)	10.60%	(b)(i)	07/15/2030	783,404
500,000	Series 2017-1A-CR (3 Month LIBOR USD + 3.30%)	6.01%	(b)	03/18/2030	442,837
2,000,000	Series 2017-1A-SUB	0.00%	(b)(d)(h)(i)	03/17/2030	865,535
1,500,000	Series 2018-1A-D (3 Month LIBOR USD + 5.20%, 5.20% Floor)	7.91%	(b)	01/21/2031	1,203,259
900,000	Series 2018-3A-E (3 Month LIBOR USD + 5.75%, 5.75% Floor)	8.46%	(b)	10/21/2030	740,762
1,000,000	Series 2019-1A-DR (3 Month LIBOR USD + 3.25%, 3.25% Floor)	5.76%	(b)	10/15/2034	901,250
500,000	Series 2019-4A-E (3 Month LIBOR USD + 6.80%, 6.80% Floor)	9.72%	(b)	05/12/2031	423,207

	OHA Credit Funding Ltd.,
500,000	Series 2021-9A-D (3 Month LIBOR USD + 2.95%, 2.95% Floor)	5.69%	(b)	07/19/2035	447,622

	RR Ltd.,
500,000	Series 2017-2A-DR (3 Month LIBOR USD + 5.80%, 5.80% Floor)	8.31%	(b)	04/15/2036	421,230
1,000,000	Series 2018-4A-C (3 Month LIBOR USD + 2.95%)	5.46%	(b)	04/15/2030	889,283
1,000,000	Series 2019-6A-DR (3 Month LIBOR USD + 5.85%, 5.85% Floor)	8.36%	(b)	04/15/2036	795,661

	Sound Point Ltd.,
2,500,000	Series 2019-2A-DR (3 Month LIBOR USD + 3.30%, 3.30% Floor)	5.81%	(b)	07/17/2034	2,117,119

	THL Credit Wind River Ltd.,
2,500,000	Series 2014-2A-ER (3 Month LIBOR USD + 5.75%, 5.75% Floor)	8.26%	(b)	01/15/2031	1,989,587
1,000,000	Series 2014-3A-DR2 (3 Month LIBOR USD + 3.40%, 3.40% Floor)	6.16%	(b)	10/22/2031	873,104
1,000,000	Series 2017-3A-DR (3 Month LIBOR USD + 3.85%, 3.85% Floor)	6.36%	(b)	04/16/2035	881,162

P RINCIPAL A MOUNT $	S ECURITY D ESCRIPTION	R ATE		M ATURITY	V ALUE $

	THL Credit Wind River Ltd., (Cont.)
1,040,000	Series 2017-4A-D (3 Month LIBOR USD + 2.65%)	5.63%	(b)	11/20/2030	934,160
1,000,000	Series 2021-3A-D (3 Month LIBOR USD + 3.35%, 3.35% Floor)	6.06%	(b)	07/20/2033	870,769

	Trimaran CAVU LLC,
2,250,000	Series 2019-1A-D (3 Month LIBOR USD + 4.15%, 4.15% Floor)	6.86%	(b)	07/20/2032	2,054,395
500,000	Series 2019-2A-C (3 Month LIBOR USD + 4.72%, 4.72% Floor)	7.46%	(b)	11/26/2032	453,750

	Venture Ltd.,
500,000	Series 2017-30A-C (3 Month LIBOR USD + 1.95%)	4.46%	(b)	01/15/2031	465,642

	Voya Ltd.,
1,000,000	Series 2020-1A-DR (3 Month LIBOR USD + 3.10%, 3.10% Floor)	5.84%	(b)	07/17/2034	885,660

	Total Collateralized Loan Obligations (Cost $97,763,258)				83,815,128

FOREIGN CORPORATE BONDS 3.5%
200,000	ABM Investama Tbk PT	9.50%	(b)	08/05/2026	172,339
250,000	AI Candelaria Spain S.A.	5.75%		06/15/2033	170,550
200,000	Aris Mining Corporation	6.88%		08/08/2026	145,587
200,000	Banco Davivienda S.A. (10 Year CMT Rate + 5.10%)	6.65%	(a)	04/22/2031	146,962
800,000	Banco GNB Sudameris S.A. (5 Year CMT Rate + 6.66%)	7.50%		04/16/2031	585,476
200,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.03%)	6.63%	(a)(b)	01/24/2032	157,332
250,000	Braskem Idesa SAPI	6.99%	(b)	02/20/2032	167,500
250,000	BRF S.A.	5.75%		09/21/2050	172,847
200,000	Coruripe Netherlands B.V.	10.00%		02/10/2027	171,500
250,000	Ecopetrol S.A.	5.88%		05/28/2045	151,770
250,000	Ecopetrol S.A.	5.88%		11/02/2051	148,644
450,000	Empresas Publicas de Medellin ESP	4.38%		02/15/2031	317,054
188,378	FEL Energy SARL	5.75%		12/01/2040	129,325
800,000	Frigorifico Concepcion S.A.	7.70%	(b)	07/21/2028	635,404
1,190,800	Hunt Oil Company of Peru LLC Sucursal Del Peru	6.38%		06/01/2028	1,064,277
400,000	Indonesia Asahan Aluminium Persero PT	5.80%		05/15/2050	302,112
200,000	Jababeka International B.V.	6.50%		10/05/2023	113,000
341,280	LLPL Capital Pte Ltd.	6.88%		02/04/2039	275,167
200,000	MC Brazil Downstream Trading SARL	7.25%		06/30/2031	150,826
450,000	Mexico City Airport Trust	5.50%		07/31/2047	281,806
400,000	Minejesa Capital B.V.	5.63%		08/10/2037	286,550
200,000	Movida Europe S.A.	5.25%		02/08/2031	142,314
200,000	Petrobras Global Finance B.V.	5.50%		06/10/2051	142,328
600,000	Petroleos del Peru S.A.	5.63%		06/19/2047	361,590

16	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

September 30, 2022

P RINCIPAL A MOUNT $	S ECURITY D ESCRIPTION	R ATE		M ATURITY	V ALUE $
800,000	Petroleos Mexicanos	6.38%		01/23/2045	443,684
500,000	Prime Energia S.p.A.	5.38%		12/30/2030	298,360
400,000	SierraCol Energy Andina LLC	6.00%	(b)	06/15/2028	260,317
200,000	Simpar Europe S.A.	5.20%		01/26/2031	141,317
200,000	Theta Capital Pte Ltd.	6.75%		10/31/2026	128,500
200,000	UPL Corporation Ltd. (5 Year CMT Rate + 3.87%)	5.25%	(a)	02/27/2025	146,550
200,000	Vedanta Resources Ltd.	6.13%		08/09/2024	118,567
200,000	YPF S.A.	8.50%		06/27/2029	120,605

	Total Foreign Corporate Bonds (Cost $10,091,883)				8,050,160

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 0.7%
400,000	Brazilian Government International Bond	4.75%		01/14/2050	273,548
800,000	Colombia Government International Bond	5.00%		06/15/2045	487,238
250,000	Dominican Republic International Bond	5.30%		01/21/2041	169,860
150,000	Dominican Republic International Bond	5.88%		01/30/2060	99,564
500,000	Mexico Government International Bond	3.77%		05/24/2061	296,829
350,000	Republic of South Africa Government Bond	5.65%		09/27/2047	225,979
200,000	Ukraine Government International Bond	9.75%	(c)	11/01/2030	43,747
200,000	Ukraine Government International Bond	7.25%	(c)	03/15/2035	37,703

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $2,489,235)				1,634,468

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 26.6%

	Alen Mortgage Trust,
2,500,000	Series 2021-ACEN-F (1 Month LIBOR USD + 5.00%, 5.00% Floor)	7.82%	(b)	04/17/2034	2,110,672

	AREIT Trust,
2,000,000	Series 2019-CRE3-D (Secured Overnight Financing Rate 1 Month + 2.76%, 2.65% Floor)	5.69%	(b)	09/14/2036	1,898,928

	BANK,
5,843,520	Series 2020-BN26-XF	1.50%	(b)(e)	03/16/2063	461,585

	Beast Mortgage Trust,
1,000,000	Series 2021-1818-G (1 Month LIBOR USD + 6.00%, 6.25% Floor)	8.82%	(b)	03/17/2036	934,883

	Benchmark Mortgage Trust,
14,884,380	Series 2018-B1-XA	0.68%	(d)(e)	01/18/2051	302,531
1,398,000	Series 2018-B4-D	2.95%	(b)(d)	07/17/2051	1,019,524

	BF Mortgage Trust,
1,012,000	Series 2019-NYT-F (1 Month LIBOR USD + 3.00%, 3.00% Floor)	5.82%	(b)	12/17/2035	875,767

	BX Trust,
850,000	Series 2017-APPL-F (1 Month LIBOR USD + 4.38%, 4.25% Floor)	7.19%	(b)	07/17/2034	834,887
2,125,000	Series 2017-SLCT-F (1 Month LIBOR USD + 4.38%, 4.25% Floor)	7.19%	(b)	07/17/2034	2,054,988

P RINCIPAL A MOUNT $	S ECURITY D ESCRIPTION	R ATE		M ATURITY	V ALUE $

	BX Trust, (Cont.)
4,200,000	Series 2019-IMC-G (1 Month LIBOR USD + 3.60%, 3.60% Floor)	6.42%	(b)	04/17/2034	3,873,920
1,000,000	Series 2019-OC11-E	4.08%	(b)(d)	12/11/2041	765,556

	Carbon Capital Commercial Mortgage Trust,
516,671	Series 2019-FL2-B (1 Month LIBOR USD + 2.85%, 2.85% Floor)	5.67%	(b)	10/15/2035	507,050

	CD Commercial Mortgage Trust,
15,866,241	Series 2017-CD6-XA	1.02%	(d)(e)	11/15/2050	465,912

	Citigroup Commercial Mortgage Trust,
269,000	Series 2015-GC27-D	4.57%	(b)(d)	02/12/2048	240,418
3,842,421	Series 2015-GC27-XA	1.46%	(d)(e)	02/12/2048	89,988
182,000	Series 2016-GC36-D	2.85%	(b)	02/10/2049	106,175
168,000	Series 2018-TBR-F (1 Month LIBOR USD + 3.65%, 3.65% Floor)	6.47%	(b)	12/15/2036	157,537

	Commercial Mortgage Pass-Through Trust,
16,221,709	Series 2013-LC6-XA	1.37%	(d)(e)	01/12/2046	404
26,400,000	Series 2014-UBS3-XC	1.40%	(b)(d)(e)	06/12/2047	468,605
1,288,300	Series 2014-UBS4-F	3.75%	(b)(i)	08/12/2047	201,774
2,210,087	Series 2014-UBS4-G	3.75%	(b)(i)	08/12/2047	155,175
5,000	Series 2014-UBS4-V	0.00%	(b)(d)(i)	08/12/2047	0
27,394,000	Series 2015-CR23-XD	1.19%	(b)(d)(e)	05/12/2048	675,621
5,297,000	Series 2015-CR26-XD	1.37%	(b)(d)(e)	10/13/2048	167,129
69,847,363	Series 2015-LC21-XA	0.81%	(d)(e)	07/10/2048	986,741

	CSAIL Commercial Mortgage Trust,
885,000	Series 2016-C5-C	4.80%	(d)	11/18/2048	813,079
4,341,201	Series 2016-C6-XA	2.03%	(d)(e)	01/15/2049	217,530

	DOLP Trust,
1,000,000	Series 2021-NYC-F	3.70%	(b)(d)	05/10/2041	683,179
1,000,000	Series 2021-NYC-G	3.70%	(b)(d)	05/10/2041	642,070

	FREMF Mortgage Trust,
600,529	Series 2015-KF07-B (1 Month LIBOR USD + 4.95%)	7.50%	(b)	02/25/2025	599,725
543,955	Series 2016-KF25-B (1 Month LIBOR USD + 5.00%, 5.00% Floor)	7.55%	(b)	10/25/2023	543,288
1,972,795	Series 2018-KF56-C (1 Month LIBOR USD + 5.80%, 5.80% Floor)	8.35%	(b)	11/25/2028	1,829,321
1,243,740	Series 2019-KF71-C (1 Month LIBOR USD + 6.00%, 6.00% Floor)	8.55%	(b)	10/25/2029	1,228,262

	FS Rialto,
750,000	Series 2022-FL5-D (Secured Overnight Financing Rate 1 Month + 4.82%, 4.82% Floor)	7.84%	(b)	06/17/2037	739,939

	Great Wolf Trust,
3,000,000	Series 2019-WOLF-F (1 Month LIBOR USD + 3.13%, 3.13% Floor)	5.95%	(b)	12/15/2036	2,842,251

	GS Mortgage Securities Corporation Trust,
1,000,000	Series 2021-ARDN-G (1 Month LIBOR USD + 5.00%, 5.00% Floor)	7.82%	(b)	11/17/2036	895,695

	GS Mortgage Securities Trust,
1,304,000	Series 2014-GC26-D	4.67%	(b)(d)	11/13/2047	957,916
1,744,000	Series 2015-GC28-D	4.45%	(b)(d)	02/12/2048	1,554,939
79,033,226	Series 2018-GS9-XA	0.57%	(d)(e)	03/10/2051	1,428,565

	JP Morgan Chase Commercial Mortgage Securities Trust,
2,000,000	Series 2011-C3-D	5.71%	(b)(d)	02/16/2046	1,513,806
1,175,000	Series 2018-AON-F	4.77%	(b)(d)	07/08/2031	958,329
500,000	Series 2019-MFP-F (1 Month LIBOR USD + 3.00%, 3.00% Floor)	5.82%	(b)	07/15/2036	461,518

The accompanying notes are an integral part of these financial statements.	Annual Report	|	September 30, 2022	17

Schedule of Investments DoubleLine Opportunistic Credit Fund (Cont.)

P RINCIPAL A MOUNT $	S ECURITY D ESCRIPTION	R ATE		M ATURITY	V ALUE $

	JP Morgan Chase Commercial Mortgage Securities Trust, (Cont.)
1,153,000	Series 2019-MFP-G (1 Month LIBOR USD + 4.05%, 4.05% Floor)	6.87%	(b)	07/15/2036	1,057,397
1,153,000	Series 2019-MFP-XG	0.50%	(b)(d)(e)	07/15/2036	4,224

	JPMBB Commercial Mortgage Securities Trust,
8,316,233	Series 2013-C14-XC	1.10%	(b)(d)(e)	08/17/2046	77,946
3,488,650	Series 2014-C19-E	4.00%	(b)(d)(i)	04/17/2047	2,824,267
1,938,200	Series 2014-C19-F	3.75%	(b)(d)(i)	04/17/2047	1,249,253
5,158,805	Series 2014-C19-NR	3.75%	(b)(d)(i)	04/17/2047	477,065
925,000	Series 2014-C23-C	4.63%	(d)	09/15/2047	867,332
2,000,000	Series 2014-C23-D	4.13%	(b)(d)	09/17/2047	1,757,599
3,486,583	Series 2014-C26-XA	1.09%	(d)(e)	01/17/2048	53,986
500,000	Series 2015-C27-D	3.94%	(b)(d)	02/18/2048	410,134
180,000	Series 2015-C29-C	4.32%	(d)	05/15/2048	164,949
20,920,000	Series 2015-C29-XE	0.42%	(b)(d)(e)	05/15/2048	167,408
675,000	Series 2015-C32-C	4.81%	(d)	11/15/2048	521,469
16,358,000	Series 2015-C32-XD	0.50%	(b)(d)(e)	11/18/2048	197,677

	LSTAR Commercial Mortgage Trust,
3,057,894	Series 2016-4-XA	1.85%	(b)(d)(e)	03/12/2049	75,556
1,000,000	Series 2017-5-C	4.83%	(b)(d)	03/10/2050	892,594

	Med Trust,
1,000,000	Series 2021-MDLN-G (1 Month LIBOR USD + 5.25%, 5.25% Floor)	8.07%	(b)	11/15/2038	925,794

	Morgan Stanley Bank of America Merrill Lynch Trust,
500,000	Series 2014-C19-C	4.00%		12/17/2047	453,189

	Morgan Stanley Capital Trust,
1,191,000	Series 2017-ASHF-G (1 Month LIBOR USD + 6.90%, 6.90% Floor)	9.72%	(b)	11/15/2034	1,044,775

	SMR Mortgage Trust,
2,893,771	Series 2022-IND-G (Secured Overnight Financing Rate 1 Month + 7.50%, 7.50% Floor)	10.35%	(b)	02/15/2039	2,733,022

	STWD Ltd.,
305,000	Series 2019-FL1-C (Secured Overnight Financing Rate 1 Month + 2.06%, 1.95% Floor)	4.99%	(b)	07/15/2038	293,560

	TTAN,
996,827	Series 2021-MHC-G (1 Month LIBOR USD + 4.20%, 4.20% Floor)	7.02%	(b)	03/15/2038	916,279

	UBS Commercial Mortgage Trust,
1,000,000	Series 2018-C12-C	5.11%	(d)	08/17/2051	866,804

	UBS-Barclays Commercial Mortgage Trust,
1,420,000	Series 2013-C5-C	4.20%	(b)(d)	03/12/2046	1,298,044
824,000	Series 2013-C5-D	4.20%	(b)(d)	03/12/2046	551,751

	Wells Fargo Commercial Mortgage Trust,
23,293,000	Series 2015-C28-XF	1.22%	(b)(d)(e)	05/15/2048	564,501
747,000	Series 2015-NXS4-D	3.84%	(d)	12/17/2048	638,062
1,044,000	Series 2016-C34-C	5.24%	(d)	06/17/2049	915,902
1,000,000	Series 2017-RC1-D	3.25%	(b)	01/16/2060	767,193
48,102,562	Series 2018-C43-XA	0.75%	(d)(e)	03/17/2051	1,225,302

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $77,786,818)				61,258,216

P RINCIPAL A MOUNT $	S ECURITY D ESCRIPTION	R ATE		M ATURITY	V ALUE $
NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 15.2%

	Adjustable Rate Mortgage Trust,
1,270,272	Series 2006-1-2A1	3.73%	(d)	03/25/2036	789,400

	BCAP LLC Trust,
505,431	Series 2010-RR6-6A2	9.30%	(b)(d)	07/26/2037	280,311
9,199,377	Series 2007-AB1-A5	4.69%	(j)	03/25/2037	4,137,976

	Chase Mortgage Finance Trust,
1,284,608	Series 2007-S1-A7	6.00%		02/25/2037	555,467
1,405,363	Series 2007-S3-1A5	6.00%		05/25/2037	724,842

	CHL Mortgage Pass-Through Trust,
1,322,722	Series 2007-4-1A35 (-1 x 1 Month LIBOR USD + 6.70%, 6.70% Cap)	3.62%	(e)(f)	05/25/2037	208,173

	Citigroup Mortgage Loan Trust, Inc.,
290,862	Series 2006-8-A4 (-3 x 1 Month LIBOR USD + 19.66%, 19.66% Cap)	11.18%	(b)(f)	10/25/2035	244,139

	Countrywide Alternative Loan Trust,
686,940	Series 2005-85CB-2A5 (1 Month LIBOR USD + 1.10%, 1.10% Floor, 7.00% Cap)	4.18%		02/25/2036	568,631

	Countrywide Alternative Loan Trust,
145,071	Series 2005-85CB-2A6 (-4 x 1 Month LIBOR USD + 21.63%, 21.63% Cap)	10.33%	(f)	02/25/2036	116,643

	Credit Suisse First Boston Mortgage Securities Corporation,
1,912,901	Series 2005-11-7A1	6.00%		12/25/2035	1,116,031

	CSMC Mortgage-Backed Trust,
3,141,541	Series 2006-5-3A3	6.50%		06/25/2036	735,070
401,262	Series 2006-9-2A1	5.50%		11/25/2036	346,186
163,151	Series 2006-9-6A14	6.00%		11/25/2036	140,748

	Federal Home Loan Mortgage Corporation STACR REMIC Trust,
3,000,000	Series 2020-HQA2-B2 (1 Month LIBOR USD + 7.60%)	10.68%	(b)	03/25/2050	2,854,940
2,000,000	Series 2021-HQA2-B2 (Secured Overnight Financing Rate 30 Day Average + 5.45%)	7.73%	(b)	12/27/2033	1,613,794

	IndyMac INDX Mortgage Loan Trust,
1,036,583	Series 2005-AR23-6A1	3.02%	(d)	11/25/2035	920,693

	JP Morgan Alternative Loan Trust,
63,609	Series 2006-S1-2A5	5.50%		02/25/2023	46,232

	JP Morgan Resecuritization Trust,
1,102,869	Series 2011-1-2A10	6.00%	(b)(d)	06/26/2037	913,883

	Lehman Mortgage Trust,
222,957	Series 2007-10-1A1	6.00%		01/25/2038	211,409
1,212,332	Series 2007-4-1A3	5.75%		05/25/2037	650,334

	PNMAC GMSR Issuer Trust,
5,800,000	Series 2018-FT1-A (1 Month LIBOR USD + 2.35%)	5.43%	(b)	04/25/2023	5,561,256

	RBSGC Structured Trust,
746,498	Series 2008-B-A1	6.00%	(b)	06/25/2037	621,929

	Residential Accredit Loans, Inc.,
603,943	Series 2005-QS14-3A1	6.00%		09/25/2035	524,097
1,442,434	Series 2006-QS7-A3	6.00%		06/25/2036	1,152,121
445,524	Series 2007-QS1-1A1	6.00%		01/25/2037	359,485
700,697	Series 2007-QS6-A1 (1 Month LIBOR USD + 0.33%, 0.33% Floor, 7.00% Cap)	3.41%		04/25/2037	538,351
741,822	Series 2007-QS6-A102	5.75%		04/25/2037	609,664

18	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

September 30, 2022

P RINCIPAL A MOUNT $	S ECURITY D ESCRIPTION	R ATE		M ATURITY	V ALUE $

	Residential Accredit Loans, Inc., (Cont.)
159,622	Series 2007-QS6-A2 (-8 x 1 Month LIBOR USD + 55.58%, 55.58% Cap)	29.88%	(f)	04/25/2037	161,974

	Residential Asset Securitization Trust,
1,645,761	Series 2006-A6-1A12 (-1 x 1 Month LIBOR USD + 7.10%, 7.10% Cap)	4.02%	(e)(f)	07/25/2036	237,209
1,627,242	Series 2006-A6-1A9	6.00%		07/25/2036	502,660

	Residential Funding Mortgage Securities Trust,
432,589	Series 2007-S2-A4	6.00%		02/25/2037	344,025

	Structured Adjustable Rate Mortgage Loan Trust,
438,693	Series 2006-1-2A2	3.40%	(d)	02/25/2036	407,119

	Velocity Commercial Capital Loan Trust,
477,903	Series 2018-1-M4	5.01%	(b)	04/25/2048	418,078
357,166	Series 2018-1-M5	6.26%	(b)	04/25/2048	315,159
501,773	Series 2018-1-M6	7.26%	(b)	04/25/2048	405,066

	VOLT LLC,
5,000,000	Series 2021-NPL3-A2	4.95%	(b)(k)	02/27/2051	4,361,132

	Washington Mutual Mortgage Pass-Through Certificates Trust,
3,226,312	Series 2006-8-A4	4.19%		10/25/2036	1,231,261

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $42,641,536)				34,925,488

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 17.1%

	Federal Home Loan Mortgage Corporation REMICS,
338,009	Series 3211-SI (-4 x 1 Month LIBOR USD + 27.67%, 27.67% Cap)	15.82%	(e)(f)	09/15/2036	122,479
800,697	Series 3236-ES (-1 x 1 Month LIBOR USD + 6.70%, 6.70% Cap)	3.88%	(e)(f)	11/15/2036	61,425
501,690	Series 3256-S (-1 x 1 Month LIBOR USD + 6.69%, 6.69% Cap)	3.87%	(e)(f)	12/15/2036	49,423
256,023	Series 3292-SD (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	3.28%	(e)(f)	03/15/2037	15,474
3,255,924	Series 3297-BI (-1 x 1 Month LIBOR USD + 6.76%, 6.76% Cap)	3.94%	(e)(f)	04/15/2037	339,713
2,641,903	Series 3311-BI (-1 x 1 Month LIBOR USD + 6.76%, 6.76% Cap)	3.94%	(e)(f)	05/15/2037	205,485
2,208,714	Series 3311-IA (-1 x 1 Month LIBOR USD + 6.41%, 6.41% Cap)	3.59%	(e)(f)	05/15/2037	215,921
452,557	Series 3314-SH (-1 x 1 Month LIBOR USD + 6.40%, 6.40% Cap)	3.58%	(e)(f)	11/15/2036	42,219
179,148	Series 3330-KS (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	3.73%	(e)(f)	06/15/2037	10,299
45,330	Series 3339-AI (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	3.73%	(e)(f)	07/15/2037	3,260
1,601,767	Series 3339-TI (-1 x 1 Month LIBOR USD + 6.14%, 6.14% Cap)	3.32%	(e)(f)	07/15/2037	117,510
804,134	Series 3374-SD (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	3.63%	(e)(f)	10/15/2037	64,341
127,344	Series 3382-SU (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	3.48%	(e)(f)	11/15/2037	8,036

P RINCIPAL A MOUNT $	S ECURITY D ESCRIPTION	R ATE		M ATURITY	V ALUE $

	Federal Home Loan Mortgage Corporation REMICS, (Cont.)
2,861,085	Series 3404-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.18%	(e)(f)	01/15/2038	228,567
137,174	Series 3423-GS (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	2.83%	(e)(f)	03/15/2038	7,649
1,915,778	Series 3435-S (-1 x 1 Month LIBOR USD + 5.98%, 5.98% Cap)	3.16%	(e)(f)	04/15/2038	163,594
117,345	Series 3508-PS (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	3.83%	(e)(f)	02/15/2039	8,714
661,503	Series 3728-SV (-1 x 1 Month LIBOR USD + 4.45%, 4.45% Cap)	1.63%	(e)(f)	09/15/2040	22,894
6,015,070	Series 3736-SN (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	3.23%	(e)(f)	10/15/2040	500,909
2,162,356	Series 3753-SB (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.18%	(e)(f)	11/15/2040	201,968
2,512,779	Series 3780-SM (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	3.68%	(e)(f)	12/15/2040	247,151
859,493	Series 3815-ST (-1 x 1 Month LIBOR USD + 5.85%, 5.85% Cap)	3.03%	(e)(f)	02/15/2041	70,842
1,174,966	Series 3905-SC (-5 x 1 Month LIBOR USD + 22.75%, 22.75% Cap)	9.93%	(f)	08/15/2041	1,106,064
962,404	Series 3924-SJ (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.18%	(e)(f)	09/15/2041	77,823
1,707,956	Series 3960-ES (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	3.13%	(e)(f)	11/15/2041	128,015
1,772,180	Series 4291-MS (-1 x 1 Month LIBOR USD + 5.90%, 5.90% Cap)	3.08%	(e)(f)	01/15/2054	144,285
585,238	Series 4610-IB	3.00%	(e)	06/15/2041	9,919
13,023,266	Series 5100-DS (-1 x Secured Overnight Financing Rate 30 Day Average + 2.50%, 2.50% Cap)	0.22%	(e)(f)	05/25/2051	126,841
11,266,705	Series 5112-SC (-1 x Secured Overnight Financing Rate 30 Day Average + 2.50%, 2.50% Cap)	0.22%	(e)(f)	06/25/2051	117,374

	Federal Home Loan Mortgage Corporation,
33,519,696	Series 2021-P009-X	1.55%	(d)(e)	01/25/2031	2,114,174

	Federal National Mortgage Association Pass-Thru,
4,414,977	Pool MA4625	3.50%		06/01/2052	3,984,585

	Federal National Mortgage Association REMICS,
56,188	Series 2005-72-WS (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	3.67%	(e)(f)	08/25/2035	3,013
472,758	Series 2005-90-SP (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	3.67%	(e)(f)	09/25/2035	10,470
277,315	Series 2006-117-SQ (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	3.47%	(e)(f)	12/25/2036	20,343
149,268	Series 2006-119-HS (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	3.57%	(e)(f)	12/25/2036	15,226
2,861,583	Series 2006-123-CI (-1 x 1 Month LIBOR USD + 6.74%, 6.74% Cap)	3.66%	(e)(f)	01/25/2037	297,751
1,506,729	Series 2007-15-BI (-1 x 1 Month LIBOR USD + 6.70%, 6.70% Cap)	3.62%	(e)(f)	03/25/2037	125,853

The accompanying notes are an integral part of these financial statements.	Annual Report	|	September 30, 2022	19

Schedule of Investments DoubleLine Opportunistic Credit Fund (Cont.)

P RINCIPAL A MOUNT $	S ECURITY D ESCRIPTION	R ATE		M ATURITY	V ALUE $

	Federal National Mortgage Association REMICS, (Cont.)
248,466	Series 2007-20-S (-1 x 1 Month LIBOR USD + 6.74%, 6.74% Cap)	3.66%	(e)(f)	03/25/2037	16,708
151,332	Series 2007-21-SD (-1 x 1 Month LIBOR USD + 6.48%, 6.48% Cap)	3.40%	(e)(f)	03/25/2037	10,714
731,541	Series 2007-30-IE (-1 x 1 Month LIBOR USD + 6.74%, 6.74% Cap)	3.66%	(e)(f)	04/25/2037	80,099
1,639,948	Series 2007-32-SA (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	3.02%	(e)(f)	04/25/2037	136,751
599,233	Series 2007-40-SA (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	3.02%	(e)(f)	05/25/2037	41,111
109,072	Series 2007-48-SE (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	3.02%	(e)(f)	05/25/2037	6,651
166,234	Series 2007-64-LI (-1 x 1 Month LIBOR USD + 6.56%, 6.56% Cap)	3.48%	(e)(f)	07/25/2037	14,989
79,536	Series 2007-68-SA (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	3.57%	(e)(f)	07/25/2037	6,365
3,806,035	Series 2007-75-PI (-1 x 1 Month LIBOR USD + 6.54%, 6.54% Cap)	3.46%	(e)(f)	08/25/2037	330,155
1,947,315	Series 2008-33-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	2.92%	(e)(f)	04/25/2038	148,638
1,667,271	Series 2008-42-SC (-1 x 1 Month LIBOR USD + 5.90%, 5.90% Cap)	2.82%	(e)(f)	05/25/2038	103,335
386,489	Series 2008-5-GS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	3.17%	(e)(f)	02/25/2038	24,930
965,281	Series 2008-62-SD (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	2.97%	(e)(f)	07/25/2038	60,192
699,340	Series 2008-68-SB (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	3.02%	(e)(f)	08/25/2038	51,637
100,796	Series 2009-111-SE (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	3.17%	(e)(f)	01/25/2040	9,607
630,679	Series 2009-12-CI (-1 x 1 Month LIBOR USD + 6.60%, 6.60% Cap)	3.52%	(e)(f)	03/25/2036	45,461
108,086	Series 2009-47-SA (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	3.02%	(e)(f)	07/25/2039	5,994
130,699	Series 2009-48-WS (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	2.87%	(e)(f)	07/25/2039	9,955
72,634	Series 2009-67-SA (-1 x 1 Month LIBOR USD + 5.15%, 0.25% Floor, 5.15% Cap)	2.07%	(e)(f)	07/25/2037	2,889
291,308	Series 2009-87-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	2.92%	(e)(f)	11/25/2049	32,368
4,805,381	Series 2009-90-QI (-1 x 1 Month LIBOR USD + 6.60%, 6.60% Cap)	3.52%	(e)(f)	08/25/2036	400,414
556,223	Series 2009-91-SD (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	3.07%	(e)(f)	11/25/2039	46,938
102,722	Series 2010-115-SD (-1 x 1 Month LIBOR USD + 6.60%, 6.60% Cap)	3.52%	(e)(f)	11/25/2039	9,690
125,131	Series 2010-11-SC (-1 x 1 Month LIBOR USD + 4.80%, 4.80% Cap)	1.72%	(e)(f)	02/25/2040	2,844
345,655	Series 2010-134-SE (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	3.57%	(e)(f)	12/25/2025	6,808

P RINCIPAL A MOUNT $	S ECURITY D ESCRIPTION	R ATE		M ATURITY	V ALUE $

	Federal National Mortgage Association REMICS, (Cont.)
3,881,063	Series 2010-142-SC (-1 x 1 Month LIBOR USD + 6.60%, 6.60% Cap)	3.52%	(e)(f)	12/25/2040	460,507
613,673	Series 2010-15-SL (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	1.87%	(e)(f)	03/25/2040	31,219
163,197	Series 2010-19-SA (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	2.32%	(e)(f)	03/25/2050	9,621
454,582	Series 2010-31-SB (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	1.92%	(e)(f)	04/25/2040	24,326
848,820	Series 2010-39-SL (-1 x 1 Month LIBOR USD + 5.67%, 5.67% Cap)	2.59%	(e)(f)	05/25/2040	53,135
109,787	Series 2010-8-US (-1 x 1 Month LIBOR USD + 4.80%, 4.80% Cap)	1.72%	(e)(f)	02/25/2040	1,893
125,513	Series 2010-9-GS (-1 x 1 Month LIBOR USD + 4.75%, 4.75% Cap)	1.67%	(e)(f)	02/25/2040	3,693
682,802	Series 2011-114-S (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	2.92%	(e)(f)	09/25/2039	60,820
803,216	Series 2011-146-US (-1 x 1 Month LIBOR USD + 7.00%, 7.00% Cap)	2.68%	(f)	01/25/2042	561,035
48,410	Series 2011-5-PS (-1 x 1 Month LIBOR USD + 6.40%, 6.40% Cap)	3.32%	(e)(f)	11/25/2040	458
170,607	Series 2012-29-SG (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	2.92%	(e)(f)	04/25/2042	9,404
1,583,436	Series 2012-56-SN (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	2.97%	(e)(f)	06/25/2042	115,688
1,626,498	Series 2012-76-SC (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	2.92%	(e)(f)	07/25/2042	150,218
1,386,415	Series 2013-83-US (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	1.92%	(f)	08/25/2043	897,127
4,537,175	Series 2016-64-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	2.92%	(e)(f)	09/25/2046	489,604
3,923,048	Series 2020-61-DI	3.00%	(e)	09/25/2060	723,232
16,557,475	Series 2021-17-SA (-1 x Secured Overnight Financing Rate 30 Day Average + 2.00%, 2.00% Cap)	0.00%	(e)(f)	04/25/2051	74,262
4,809,104	Series 2021-56-WI	2.50%	(e)	09/25/2051	622,529

	Federal National Mortgage Association,
16,491,761	Series 2019-M26-X1	0.72%	(d)(e)	03/25/2030	514,296
15,361,477	Series 2020-M27-X1	0.94%	(d)(e)	03/25/2031	694,409
173,160	Series 374-19	6.50%	(e)	09/25/2036	35,900

	Government National Mortgage Association,
435,968	Series 2009-104-SD (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	3.41%	(e)(f)	11/16/2039	34,592
59,354	Series 2010-98-IA	5.54%	(d)(e)	03/20/2039	4,252
438,240	Series 2011-69-SB (-1 x 1 Month LIBOR USD + 5.35%, 5.35% Cap)	2.34%	(e)(f)	05/20/2041	29,961
739,903	Series 2011-71-SG (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	2.39%	(e)(f)	05/20/2041	53,380
791,757	Series 2011-72-AS (-1 x 1 Month LIBOR USD + 5.38%, 5.38% Cap)	2.37%	(e)(f)	05/20/2041	56,773
941,751	Series 2011-89-SA (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	2.44%	(e)(f)	06/20/2041	68,625

20	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

September 30, 2022

P RINCIPAL A MOUNT $	S ECURITY D ESCRIPTION	R ATE		M ATURITY	V ALUE $

	Government National Mortgage Association, (Cont.)
6,538,057	Series 2012-26-SP (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	3.64%	(e)(f)	02/20/2042	822,147
517,746	Series 2012-34-LI (-20 x 1 Month LIBOR USD + 122.00%, 6.00% Cap)	6.00%	(e)(f)	12/16/2039	102,652
4,772,739	Series 2013-119-TZ	3.00%		08/20/2043	4,338,807
2,953,563	Series 2014-39-SK (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	3.19%	(e)(f)	03/20/2044	294,522
5,031,370	Series 2014-59-DS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	3.31%	(e)(f)	04/16/2044	418,621
3,904,703	Series 2014-63-SD (-1 x 1 Month LIBOR USD + 5.55%, 5.55% Cap)	2.54%	(e)(f)	04/20/2044	406,900
2,005,767	Series 2014-69-ST (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	3.16%	(e)(f)	12/16/2039	172,196
2,933,469	Series 2015-148-BS (-1 x 1 Month LIBOR USD + 5.69%, 5.69% Cap)	2.68%	(e)(f)	10/20/2045	232,285
7,980,591	Series 2015-158-SK (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	3.19%	(e)(f)	11/20/2045	837,154
9,396,056	Series 2018-111-SA (-1 x 1 Month LIBOR USD + 4.55%, 4.55% Cap)	1.54%	(e)(f)	08/20/2048	235,897
26,204,692	Series 2018-48-SD (-1 x 1 Month LIBOR USD + 3.90%, 3.90% Cap)	0.89%	(e)(f)	04/20/2048	549,090
7,902,310	Series 2020-115-SC (-1 x 1 Month LIBOR USD + 4.20%, 4.20% Cap)	1.19%	(e)(f)	08/20/2050	321,477
6,616,479	Series 2020-129-SE (-1 x 1 Month LIBOR USD + 3.75%, 3.75% Cap)	0.74%	(e)(f)	09/20/2050	96,340
7,054,927	Series 2020-138-IL	3.50%	(e)	09/20/2050	1,205,437
8,780,674	Series 2020-175-KI	2.50%	(e)	11/20/2050	1,243,320
3,413,411	Series 2020-187-SB (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	3.29%	(e)(f)	12/20/2050	371,562
5,632,662	Series 2020-196-DI	2.50%	(e)	12/01/2050	716,455
7,505,044	Series 2021-107-SA (-1 x 1 Month LIBOR USD + 3.75%, 3.75% Cap)	0.74%	(e)(f)	06/20/2051	134,448
4,172,160	Series 2021-125-AS (-1 x Secured Overnight Financing Rate 30 Day Average + 3.25%, 3.25% Cap)	0.97%	(e)(f)	07/20/2051	58,985
7,616,070	Series 2021-130-DI	3.00%	(e)	07/20/2051	1,202,522
7,630,950	Series 2021-158-SA (-1 x Secured Overnight Financing Rate 30 Day Average + 3.70%, 3.70% Cap)	1.42%	(e)(f)	09/20/2051	242,469
17,017,277	Series 2021-221-SC (-1 x Secured Overnight Financing Rate 30 Day Average + 3.80%, 3.80% Cap)	1.52%	(e)(f)	12/20/2051	359,973
12,810,121	Series 2021-221-SD (-1 x Secured Overnight Financing Rate 30 Day Average + 3.80%, 3.80% Cap)	1.52%	(e)(f)	12/20/2051	268,594
12,626,767	Series 2021-24-XI	2.00%	(e)	02/20/2051	1,384,168
9,209,329	Series 2021-46-DS (-1 x 1 Month LIBOR USD + 2.80%, 2.80% Cap)	0.43%	(e)(f)	03/20/2051	4,503
5,451,378	Series 2021-58-SJ (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	3.29%	(e)(f)	04/20/2051	568,028

P RINCIPAL A MOUNT $/ S HARES	S ECURITY D ESCRIPTION	R ATE		M ATURITY	V ALUE $

	Government National Mortgage Association, (Cont.)
40,220,311	Series 2021-59-S (-1 x Secured Overnight Financing Rate 30 Day Average + 2.60%, 2.60% Cap)	0.32%	(e)(f)	04/20/2051	438,265
16,930,370	Series 2021-73-LS (-1 x Secured Overnight Financing Rate 30 Day Average + 2.50%, 0.50% Floor, 2.50% Cap)	0.50%	(e)(f)	04/20/2051	309,794
8,855,498	Series 2021-77-IH	2.50%	(e)	05/20/2051	1,037,789
15,986,024	Series 2021-78-SC (-1 x Secured Overnight Financing Rate 30 Day Average + 2.60%, 2.60% Cap)	0.32%	(e)(f)	05/20/2051	173,285
16,926,633	Series 2021-97-SA (-1 x Secured Overnight Financing Rate 30 Day Average + 2.60%, 2.60% Cap)	0.32%	(e)(f)	06/20/2051	161,164
9,849,914	Series 2021-H04-BI	1.93%	(d)(e)	02/20/2071	470,611
11,398,349	Series 2021-H07-AI	0.01%	(d)(e)	05/20/2071	468,884
18,232,008	Series 2022-22-SA (-1 x Secured Overnight Financing Rate 30 Day Average + 3.60%, 3.60% Cap)	1.32%	(e)(f)	08/20/2050	399,204
6,959,671	Series 2022-25-EI	3.00%	(e)	02/20/2052	1,036,914

	Total US Government and Agency Mortgage Backed Obligations (Cost $72,590,725)				39,460,273

US GOVERNMENT AND AGENCY OBLIGATIONS 6.3%
15,000,000	United States Treasury Notes	3.13%		08/15/2025	14,541,211

	Total US Government and Agency Obligations (Cost $14,824,199)				14,541,211

COMMON STOCKS 0.1%
13,001	Foresight Equity (g)(i)				240,650
34,446	McDermott International Ltd. (g)				17,223
4,476	New Constellis Holdings, Inc. (g)(i)				1,678
4,104	Summit Midstream Partners LP (g)				61,642

	Total Common Stocks (Cost $421,795)				321,193

PREFERRED STOCKS 0.0% (n)
2,010	Riverbed Technologies, Inc. (g)(i)			11/17/2028	2,010

	Total Preferred Stocks (Cost $42,848)				2,010

SHORT TERM INVESTMENTS 0.1%
90,247	First American Government Obligations Fund - Class U	2.79%	(l)		90,247
90,247	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	2.71%	(l)		90,247

The accompanying notes are an integral part of these financial statements.	Annual Report	|	September 30, 2022	21

Schedule of Investments DoubleLine Opportunistic Credit Fund (Cont.)

S HARES	S ECURITY D ESCRIPTION	R ATE		M ATURITY	V ALUE $
90,247	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	2.80%	(l)		90,247

	Total Short Term Investments (Cost $270,741)				270,741

	Total Investments 117.8% (Cost $350,650,053) (m)				271,640,069
	Liabilities in Excess of Other Assets (17.8)%				(41,000,288)

	NET ASSETS 100.0%				$230,639,781

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Collateralized Loan Obligations	36.3%
Non-Agency Commercial Mortgage Backed Obligations	26.6%
US Government and Agency Mortgage Backed Obligations	17.1%
Non-Agency Residential Collateralized Mortgage Obligations	15.2%
Bank Loans	9.3%
US Government and Agency Obligations	6.3%
Foreign Corporate Bonds	3.5%
Asset Backed Obligations	2.6%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.7%
Common Stocks	0.1%
Short Term Investments	0.1%
Preferred Stocks	0.0%	(n)
Other Assets and Liabilities	(17.8)%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Collateralized Loan Obligations	36.3%
Non-Agency Commercial Mortgage Backed Obligations	26.6%
US Government and Agency Mortgage Backed Obligations	17.1%
Non-Agency Residential Collateralized Mortgage Obligations	15.2%
US Government and Agency Obligations	6.3%
Asset Backed Obligations	2.6%
Energy	2.1%
Electronics/Electric	1.9%
Healthcare	1.1%
Business Equipment and Services	1.1%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.7%
Chemicals/Plastics	0.6%
Utilities	0.6%
Transportation	0.5%
Media	0.5%
Consumer Products	0.4%
Mining	0.4%
Telecommunications	0.4%
Banking	0.4%
Financial Intermediaries	0.4%
Insurance	0.4%
Industrial Equipment	0.3%
Building and Development (including Steel/Metals)	0.3%
Aerospace & Defense	0.2%
Retailers (other than Food/Drug)	0.2%
Food Service	0.2%
Environmental Control	0.2%
Automotive	0.2%
Leisure	0.2%
Short Term Investments	0.1%
Containers and Glass Products	0.1%
Chemical Products	0.1%
Real Estate	0.1%
Hotels/Motels/Inns and Casinos	0.0%	(n)
Food Products	0.0%	(n)
Technology	0.0%	(n)
Commercial Services	0.0%	(n)
Other Assets and Liabilities	(17.8)%

	100.0%

(a)	Perpetual maturity. The date disclosed is the next call date of the security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(c)	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

(d)
Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(e)	Interest only security

(f)
Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(g)	Non-income producing security

(h)
Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of period end.

(i)	Value determined using significant unobservable inputs.

(j)
The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of period end.

(k)
The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

(l)	Seven-day yield as of period end

(m)
Under the Fund’s credit agreement, the lender, through its agent, has been granted a security interest in all of the Fund’s investments in consideration of the Fund’s borrowing under the line of credit with the lender (See Note 9).

(n)	Represents less than 0.05% of net assets

PIK
A
payment-in-kind
security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

22	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities	September 30, 2022

ASSETS
Investments in Securities, at Value*	$271,369,328
Short Term Investments*	270,741
Interest Receivable	3,026,561
Prepaid Expenses and Other Assets	299,790
Receivable for Investments Sold	288,315
Cash	76,976
Total Assets	275,331,711

LIABILITIES
Loan Payable (See Note 9)	44,000,000
Investment Advisory Fees Payable	250,620
Interest Expense Payable	168,524
Administration, Fund Accounting and Custodian Fees Payable	98,897
Professional Fees Payable	92,228
Distribution Fees Payable	46,372
Trustees Fees Payable (See Note 7)	32,250
Accrued Expenses	3,039
Total Liabilities	44,691,930
Commitments and Contingencies (See Note 2, Note 8 and Note 9)
Net Assets	$230,639,781

NET ASSETS CONSIST OF:
Capital Stock ($0.00001 par value)	$157
Additional Paid-in Capital	358,388,003
Total Distributable Earnings (See Note 5)	(127,748,379)
Net Assets	$230,639,781

*Identified Cost:
Investments in Securities	$350,379,312
Short Term Investments	270,741

Shares Outstanding and Net Asset Value Per Share:
Shares Outstanding (unlimited authorized)	15,691,202
Net Asset Value per Share	$14.70

The accompanying notes are an integral part of these financial statements.	Annual Report	|	September 30, 2022	23

Statement of Operations	For the Year Ended September 30, 2022

INVESTMENT INCOME
Income:
Interest	$20,521,415
Dividends	476
Total Investment Income	20,521,891
Expenses:
Investment Advisory Fees	3,224,357
Interest Expense	929,204
Administration, Fund Accounting and Custodian Fees	225,337
Professional Fees	138,207
Trustees Fees	94,311
Shareholder Reporting Expenses	39,427
Registration Fees	26,398
Insurance Expenses	7,831
Miscellaneous Expenses	5,554
Total Expenses	4,690,626

Net Investment Income (Loss)	15,831,265

REALIZED & UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on Investments	(2,398,473)

Net Change in Unrealized Appreciation (Depreciation) on:

Investments	(65,639,286)
Unfunded Loan Commitments	(532)
Net Realized and Unrealized Gain (Loss)	(68,038,291)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(52,207,026)

24	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Year Ended September 30, 2022	Year Ended September 30, 2021

OPERATIONS
Net Investment Income (Loss)	$15,831,265	$21,044,083
Net Realized Gain (Loss) on Investments	(2,398,473)	3,640,265
Net Change in Unrealized Appreciation (Depreciation) on Investments	(65,639,818)	(778,341)
Net Increase (Decrease) in Net Assets Resulting from Operations	(52,207,026)	23,906,007

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings	(17,689,842)	(25,647,506)
From Return of Capital	(3,778,258)	—

Total Distributions to Shareholders	(21,468,100)	(25,647,506)

NET SHARE TRANSACTIONS
Proceeds from Issuance of common shares in connection with the shelf offering	5,418,126	8,225,842
Commissions and offering expenses associated with the issuance of common shares in connection with the shelf offering	(72,339)	(109,807)
Issuance of common shares from reinvestment of distributions	152,986	522,518
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	5,498,773	8,638,553

Total Increase (Decrease) in Net Assets	$(68,176,353)	$6,897,054

NET ASSETS
Beginning of Period	$298,816,134	$291,919,080
End of Period	$230,639,781	$298,816,134

The accompanying notes are an integral part of these financial statements.	Annual Report	|	September 30, 2022	25

Statement of Cash Flows	For the Year Ended September 30, 2022

CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Resulting from Operations	$(52,207,026)
Adjustments to Reconcile the Change in Net Assets from Operations to Net Cash Provided By (Used In) Operating activities:
Purchases of Long Term Investments	(81,621,957)
Proceeds from Disposition of Long Term Investments	92,824,342
Net (Purchases of) Proceeds from Disposition of Short Term Investments	5,745,566
Net Amortization (Accretion) of Premiums/Discounts	(921,705)
Net Realized (Gain) Loss on Investments	2,398,473
Net Change in Unrealized Depreciation (Appreciation) on:
Investments	65,639,286
Unfunded Bank Loans	532
(Increase) Decrease in:
Interest Receivable	(109,062)
Prepaid Expenses and Other Assets	17,160
Receivable for Investments Sold	163,463
Receivable for Fund Shares Sold	375,497
Increase (Decrease) in:
Payable for Investments Purchased	(505,114)
Investment Advisory Fees Payable	(64,568)
Interest Expense Payable	103,389
Trustees Fees Payable	(382)
Payable to Broker for Dividend Reinvestment	46,372
Accrued Expenses	(19,202)
Administration, Fund Accounting and Custodian Fees Payable	55,879
Professional Fees Payable	21,058
Net Cash Provided By (Used In) Operating Activities	31,942,001

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES
Cash Dividends Paid to Common Stockholders	(21,315,114)
Issuance of shares, net of fees	5,345,787
Decrease in borrowings	(16,000,000)
Net Cash Provided By (Used In) Financing Activities	(31,969,327)

NET CHANGE IN CASH
Cash at Beginning of Period	104,302
Cash at End of Period	$76,976

SUPPLEMENTAL DISCLOSURE OF CASH FLOW AND NON-CASH INFORMATION
Additional Paid-in Capital from Dividend Reinvestment	$152,986
Cash Paid for Interest on Loan Outstanding	$825,815

26	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

Financial Highlights

	Year Ended September 30, 2022		Year Ended September 30, 2021		Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018

Net Asset Value, Beginning of Period	$19.41		$19.52		$20.80	$19.75	$22.04

Income (Loss) from Investment Operations:

Net Investment Income (Loss) (a)	1.01		1.40		1.60	1.35	1.41
Net Gain (Loss) on Investments (Realized and Unrealized)	(4.35)		0.20		(1.47)	1.13	(1.70)
Total from Investment Operations	(3.34)		1.60		0.13	2.48	(0.29)

Less Distributions:

Distributions from Net Investment Income	(1.13)		(1.71)		(1.41)	(1.43)	(1.58)
Return of Capital	(0.24)		—		—	—	(0.42)

Total Distributions	(1.37)		(1.71)		(1.41)	(1.43)	(2.00)

Proceeds from Issuance of Common Shares:
Premiums less commissions and offering costs on issuance of common shares (See Note 13)	—	(d)(e)	—	(d)(e)	—	—	—
Total capital stock transactions	—	(d)(e)	—	(d)(e)	—	—	—
Net Asset Value, End of Period	$14.70		$19.41		$19.52	$20.80	$19.75
Market Price, End of Period	$14.45		$19.72		$19.06	$20.71	$20.57
Total Return on Net Asset Value (b)	(18.05)%		8.49%		0.83%	13.12%	(1.31)%
Total Return on Market Price (c)	(20.55)%		12.85%		(1.04)%	8.12%	(5.78)%

Supplemental Data:

Net Assets, End of Period (000’s)	$230,640		$298,816		$291,919	$310,652	$294,700
Ratios to Average Net Assets:
Expenses, including interest expense	1.72%		1.64%		1.90%	2.30%	2.17%
Net Investment Income (Loss)	5.81%		7.14%		8.18%	6.72%	6.77%
Portfolio Turnover Rate	25%		46%		29%	26%	28%

(a)	Calculated based on average shares outstanding during the period.
(b)
Total return on Net Asset Value is computed based upon the Net Asset Value of common stock on the first business day and the closing Net Asset Value on the last business day of the period. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

(c)
Total return on Market Price is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan. Total return on Market Price does not reflect any sales load paid by investors.

(d)
Represents the premium on the at the market offering of $0.006 and $0.005 per share, respectively, less underwriting and offering costs of $0.005 and $0.004 per share, respectively, for the years ending September 30, 2022 and September 30, 2021.

(e)	Less than $0.005 per share

The accompanying notes are an integral part of these financial statements.	Annual Report	|	September 30, 2022	27

Financial Highlights (Cont.)

	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013

Net Asset Value, Beginning of Period	$23.30	$24.10	$23.41	$22.97	$24.87

Income (Loss) from Investment Operations:

Net Investment Income (Loss) (a)	1.63	1.81	2.21	1.83	1.63
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.89)	(0.08)	0.97	0.61	(1.05)
Total from Investment Operations	0.74	1.73	3.18	2.44	0.58

Less Distributions:

Distributions from Net Investment Income	(1.93)	(2.48)	(2.49)	(2.00)	(2.48)
Return of Capital	(0.07)	(0.05)	—	—	—

Total Distributions	(2.00)	(2.53)	(2.49)	(2.00)	(2.48)
Net Asset Value, End of Period	$22.04	$23.30	$24.10	$23.41	$22.97
Market Price, End of Period	$24.04	$25.68	$24.88	$23.60	$22.88
Total Return on Net Asset Value (b)	3.49%	7.81%	14.33%	11.12%	2.24%
Total Return on Market Price (c)	2.09%	14.38%	17.08%	12.46%	(6.60)%

Supplemental Data:

Net Assets, End of Period (000’s)	$327,927	$345,864	$356,678	$345,682	$338,659
Ratios to Average Net Assets:
Expenses, including interest expense	1.80%	1.59%	1.65%	1.67%	1.40%
Net Investment Income (Loss)	7.32%	7.77%	9.27%	7.90%	6.70%
Portfolio Turnover Rate	17%	14%	4%	22%	17%
The following table sets forth information regarding the Fund’s outstanding senior securities as of the end of each of the Fund’s last ten fiscal years, as applicable.

Fiscal Year/Period Ended	Total Amount Outstanding (d)	Asset Coverage per $1,000 of Senior Securities	Average Market Value per $1,000 of Senior Securities (Excluding Bank Loans)	Type of Senior Security
September 30, 2022	$44,168,524	$6,222	N/A	Loan
September 30, 2021	$60,065,135	$3,487	N/A	Loan
September 30, 2020	$61,065,420	$4,780	N/A	Loan
September 30, 2019	$80,198,507	$4,874	N/A	Loan
September 30, 2018	$87,144,451	$4,382	N/A	Reverse Repo
September 30, 2017	$85,851,178	$4,820	N/A	Reverse Repo
September 30, 2016	$66,370,049	$6,211	N/A	Reverse Repo
September 30, 2015	$48,686,293	$8,326	N/A	Reverse Repo
September 30, 2014	$88,592,022	$4,902	N/A	Reverse Repo
September 30, 2013 (e)	$65,143,732	$6,199	N/A	Reverse Repo

(a)	Calculated based on average shares outstanding during the period.
(b)
Total Return on Net Asset Value is computed based upon the Net Asset Value of common stock on the first business day and the closing Net Asset Value on the last business day of the period. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

(c)
Total Return on Market Price is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

(d)	Includes accrued interest payable on amounts outstanding as of the end of the relevant fiscal year/period.
(e)	The information for this period was audited by a different auditor, whose report was issued on November 22, 2013.

28	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	September 30, 2022

1.  Organization
DoubleLine Opportunistic Credit Fund (the “Fund”) was formed as a closed-end
management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and originally classified as a non-diversified
fund. The Fund is currently operating as a diversified fund. Currently under the 1940 Act, a diversified fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, U.S. Government securities, cash, cash items and the securities of other investment companies). The remaining 25% of a fund’s total assets is not subject to this limitation. The Fund was organized as a Massachusetts business trust on July 22, 2011 and commenced operations on January 27, 2012. The Fund is listed on the New York Stock Exchange (“NYSE”) under the symbol “DBL”. The Fund’s investment objective is to seek high total investment return by providing a high level of current income and the potential for capital appreciation.
The fiscal year end for the Fund is September 30, and the period covered by these Financial Statements is for the year ended September 30, 2022 (the “period end”).
2.  Significant Accounting Policies
The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946,
Financial Services— Investment Companies
, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).
A. Security Valuation.
The Fund has adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)
Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3. Assets and liabilities may be transferred between levels.

Fixed-income class	Examples of Inputs

All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer

US bonds and notes of government and government agencies	Standard inputs

Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports

Bank loans	Standard inputs
Investments in registered
open-end
management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.
Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts, that are traded on a national securities or commodities exchange, are typically valued at the last reported sales price, in the case of

Annual Report	|	September 30, 2022	29

Notes to Financial Statements (Cont.)

common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.
The Board of Trustees (the “Board”) has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule
2a-5
under the 1940 Act, the Fund has designated DoubleLine Capital LP (the “Adviser” or “DoubleLine Capital”) as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule
2a-5.
The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.
The following is a summary of the fair valuations according to the inputs used to value the Fund’s investments as of September 30,

2022:

Category

Investments in Securities

Level 1

Money Market Funds	$270,741

Common Stocks	61,642

Total Level 1	332,383

Level 2

Collateralized Loan Obligations	82,166,188

Non-Agency Commercial Mortgage Backed Obligations	56,350,682

US Government and Agency Mortgage Backed Obligations	39,460,273

Non-Agency Residential Collateralized Mortgage Obligations	34,925,488

Bank Loans	21,282,201

US Government and Agency Obligations	14,541,211

Foreign Corporate Bonds	8,050,160

Asset Backed Obligations	2,030,567

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1,634,468

Common Stocks	17,223

Total Level 2	260,458,461

Level 3

Non-Agency Commercial Mortgage Backed Obligations	4,907,534

Asset Backed Obligations	3,959,557

Collateralized Loan Obligations	1,648,940

Common Stocks	242,328

Bank Loans	88,856

Preferred Stocks	2,010

Total Level 3	10,849,225

Total	$271,640,069

See the Schedule of Investments for further disaggregation of investment categories.

30	DoubleLine Opportunistic Credit Fund

September 30, 2022

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Fair Value as of 9/30/2021	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation) (c)	Net Accretion (Amortization)	Purchases (a)	Sales (b)	Transfers Into Level 3 (d)	Transfers Out of Level 3 (d)	Fair Value as of 9/30/2022	Net Change in Unrealized Appreciation (Depreciation) on securities held at 9/30/2022 (c)
Investments in Securities
Non-Agency Commercial Mortgage Backed Obligations	$5,696,751	$158,197	$(347,130)	$109,853	$35	$(710,172)	$—	$—	$4,907,534	$(341,907)
Asset Backed Obligations	5,908,479	4	(1,999,389)	—	243,649	(193,186)	—	—	3,959,557	(1,969,451)
Collateralized Loan Obligations	1,354,392	—	(488,856)	—	—	—	783,404	—	1,648,940	(488,856)
Common Stocks	810,873	367,404	(388,134)	—	—	(547,815)	—	—	242,328	(66,870)
Bank Loans	89,952	383	(3,755)	3,372	—	(1,096)	—	—	88,856	(3,347)
Preferred Stocks	—	—	(40,838)	—	42,848	—	—	—	2,010	—
Total	$13,860,447	$525,988	$(3,268,102)	$113,225	$286,532	$(1,452,269)	$783,404	$—	$10,849,225	$(2,870,431)

(a)	Purchases include all purchases of securities, payups and corporate actions.

(b)	Sales include all sales of securities, maturities, and paydowns.

(c)
Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on securities held at September 30, 2022 may be due to a security that was not held or categorized as Level 3 at either period end.

(d)
Transfers into or out of Level 3 can be attributed to changes in the availability of pricing sources and/or in the observability of significant inputs used to measure the fair value of those instruments.

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

	Fair Val ue as of 9/30/2022	Valuation Techniques	Unobservable Input	Unobservable Input Values (Weighted Average) (e)	Impact to valuation from an increase to input

Non-Agency Commercial Mortgage Backed Obligations	$4,907,534	Market Comparables	Market Quotes	$0.01-$80.96 ($64.76)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Asset Backed Obligations	$3,959,557	Market Comparables	Market Quotes	$51.26-$1,922.19 ($297.32)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Collateralized Loan Obligations	$1,648,940	Market Comparables	Market Quotes	$0.00-$78.34 ($59.94)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Common Stocks	$242,328	Market Comparables	Market Quotes	$0.38-$18.51 ($18.38)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Bank Loans	$88,856	Market Comparables	Market Quotes	$100.00 ($100.00)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Preferred Stocks	$2,010	Market Comparables	Market Quotes	$1.00 ($1.00)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

(e)	Unobservable inputs were weighted by the relative fair value of the instruments.

B. U.S. Federal Income Taxes
.
The
Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for U.S. federal income taxes has been made.
The Fund may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.
The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations

Annual Report	|	September 30, 2022	31

Notes to Financial Statements (Cont.)

have not expired. The Fund identifies its major tax jurisdictions as U.S. federal, the Commonwealth of Massachusetts, the State of Florida and the State of California. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances.
C. Security Transactions, Investment Income.
Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income, including non-cash
interest, is recorded on an accrual basis. Discounts/premiums on debt securities purchased, which may include residual and subordinate notes, are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date.
Non-cash
dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.
D. Dividends and Distributions to Shareholders.
Dividends from net investment income will be declared and paid monthly. The Fund will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend
date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in
capital, undistributed (accumulated) net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed (accumulated) net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.
E. Use of Estimates.
The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.
F. Share Valuation.
The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding, rounded to the nearest cent. The Fund’s NAV is typically calculated on days when the NYSE opens for regular trading.
G. Unfunded Loan Commitments.
The Fund may enter into certain credit agreements, of which all or a portion may be unfunded. As of September 30, 2022, the Fund had no unfunded positions.
The Fund may also enter into certain credit agreements designed to provide standby short term or “bridge” financing to a borrower. Typically the borrower is not economically incented to draw on the bridge loan. The Fund is obligated to fund these commitments at the borrower’s discretion. At the end of the period, the Fund maintained with its custodian liquid investments having an aggregate value at least equal to the par value of its unfunded loan commitments and bridge loans. As of September 30, 2022, the Fund had no outstanding bridge loan commitments.
H. Guarantees and Indemnifications.
Under the Fund’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
3.  Related Party Transactions
The Adviser provides the Fund with investment management services under an Investment Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of the Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day
management of the Fund’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.00% of the average daily total managed assets of the Fund. Total managed assets means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and/or preferred

32	DoubleLine Opportunistic Credit Fund

September 30, 2022

shares that may be outstanding) minus accrued liabilities (other than liabilities in respect of reverse repurchase agreements, dollar roll transactions or similar transactions, and borrowings). For purposes of calculating total managed assets, the liquidation preference of any preferred shares outstanding shall not be considered a liability. DoubleLine Asset Management Company, LLC, a wholly owned subsidiary of the Adviser, owned 10,580 shares of the Fund as of the period end. The Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Fund.
4.  Purchases and Sales of Securities
For the period ended September 30, 2022, purchases and sales of investments, excluding U.S. Government securities and short term investments, were $66,802,426 and $78,054,885 respectively. For the period ended September 30, 2022, purchases and sales of investments in U.S. Government securities (defined as long-term U.S. Treasury bills, notes and bonds) were $14,819,531 and $14,769,457, respectively.
5.  Income Tax Information
The tax character of distributions for the Fund was as follows:

	Year Ended September 30, 2022	Year Ended September 30, 2021

Distributions Paid From:

Ordinary Income	$17,689,842	$25,647,506

Return of Capital	3,778,258	—

Total Distributions Paid	$21,468,100	$25,647,506
The cost basis of investments for U.S. federal income tax purposes as of September 30, 2022, was as follows:

Tax Cost of Investments	$352,564,569

Gross Tax Unrealized Appreciation	5,128,475

Gross Tax Unrealized Depreciation	(86,052,975)

Net Tax Unrealized Appreciation (Depreciation)	(80,924,500)
As of September 30, 2022, the components of accumulated earnings (losses) for income tax purposes were as follows:

Net Tax Unrealized Appreciation (Depreciation)	$(80,924,500)

Other Accumulated Gains (Losses)	(46,823,879)

Total Distributable Earnings (Loss)	(127,748,379)
As of September 30, 2022, $46,815,246 was available as a capital loss carryforward.
The Fund may elect to defer to the first day of the next taxable year all or part of any late-year ordinary loss or post-October capital loss. As of September 30, 2022, the Fund deferred, on a tax basis, qualified late year losses of $0.
Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to paydown losses, market discount, Passive Foreign Investment Companies (PFICs) and defaulted securities. For the year ended September 30, 2022, the following table shows the reclassifications made:

Paid-in Capital	Total Distributable Earnings (Loss)

$(3,778,258)	$3,778,258
If the Fund estimates that a portion of its regular distributions to shareholders may be comprised of amounts from sources other than net investment income, as determined in accordance with the Fund’s policies and practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its expected tax character. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with US GAAP, and recordkeeping practices under income tax regulations. It is

Annual Report	|	September 30, 2022	33

Notes to Financial Statements (Cont.)

possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with US GAAP might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.doubleline.com for the most recent Section 19 Notice, if applicable. Information provided to you on a Section 19 notice is an estimate only and subject to change; final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.
6.   Share Transactions
Transactions in the Fund’s shares were as follows:

	For the Year Ended September 30, 2022		For the Year Ended September 30, 2021

	Shares	Amount	Shares	Amount

Shares Sold (net of fees)	285,206	$5,345,787	414,295	$8,116,035

Reinvested Dividends	8,048	152,986	26,757	522,518

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	293,254	$5,498,773	441,052	$8,638,553
7.   Trustees Fees
Trustees who are not affiliated with the Adviser and its affiliates received, as a group, fees of $94,311 from the Fund during the year ended September 30, 2022. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other funds managed by the Adviser and its affiliates. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Trustees Fees in the Fund’s Statement of Operations are shown as $94,311 which includes $94,944 in current fees (either paid in cash or deferred) and a decrease of $633 in the value of the deferred amounts. Certain trustees and officers of the Fund are also officers of the Adviser; such trustees and officers are not compensated by the Fund.
8.   Bank Loans
The Fund may make loans directly to borrowers and may acquire or invest in loans made by others (“loans”). The Fund may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, the Fund may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower by means of a novation, an assignment or a participation. The loans in which the Fund may invest include those that pay fixed rates of interest and those that pay floating rates—
i.e.,
rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. The Fund may purchase and sell interests in bank loans on a when-issued and delayed delivery basis, with payment delivery scheduled for a future date. Securities purchased on a delayed delivery basis are marked to market daily and no income accrues to the Fund prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuations and are subject, among other risks, to the risk that the value at delivery may be more or less than the trade purchase price.
9.   Credit Facility
Prior to August 1, 2022, U.S. Bank, National Association (the “Bank”) made available to the Fund, a $100,000,000 committed credit facility. Interest was charged at the rate of one-month LIBOR (London Interbank Offered Rate) plus 0.75%, subject to certain conditions that may cause the rate of interest to increase. The Fund was also responsible for paying a non-usage fee of 0.125% on the unused amount, should the unused amount be less than $25,000,000. Should the unused amount be $25,000,000 or more, the non-usage fee increases to 0.25% on the unused amount. On March 5, 2021, ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publication of certain LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of the remaining LIBOR settings on a representative bases after June 30, 2023.
On August 1, 2022, the Credit Agreement between the Bank and the Fund was amended. Under terms of the amended agreement, the Bank has made available to the Fund, a $65,000,000 committed credit facility. The Amendment also converted the benchmark rate from LIBOR to the secured overnight financing rate (“SOFR”). Under the current terms of the Fund’s credit agreement, interest is charged at the rate of one-month daily SOFR plus the Term SOFR adjustment of 0.10% plus the applicable margin of 0.75%. This rate represents a floating rate of interest that may change over time. The Fund will also be responsible for paying a non-usage fee (“commitment fee”) of 0.25% if the exposure is less than 75% of the commitment amount and 0.125% if the exposure is 75%
or

34	DoubleLine Opportunistic Credit Fund

September 30, 2022

greater of the commitment amount. The credit facility will terminate by the earlier of six months after the Bank delivers a notice of termination to the Fund or the date that the committed amount is reduced to $0. The Fund pledges its assets as collateral to secure obligations under the credit agreement. The Fund retains the risk and rewards of the ownership of assets pledged to secure obligations under the credit agreement. As of September 30, 2022, the amount of total outstanding borrowings was $44,000,000, which approximates fair value. The borrowings are categorized as Level 2 within the fair value hierarchy.
For the year ended September 30, 2022, the Fund’s activity under the credit facility was as follows:

Maximum Amount Available	Average Borrowings	Maximum Amount Outstanding	Interest Expense	Commitment Fee	Average Interest Rate

$65,000,000	$49,739,726	$60,000,000	$816,634	$112,570	1.70%
10.
  To-Be-Announced
Securities
The Fund may invest in
to-be-announced
securities (“TBAs”). TBAs is a term that is generally used to describe forward-settling mortgage-backed securities. These TBAs are generally issued by U.S. Government Agencies or U.S. Government Sponsored Entities such as Freddie Mac, Fannie Mae and Ginnie Mae. The actual mortgage-backed security that will be delivered to the buyer at the time TBA trades are entered is not known, however, the terms of the acceptable pools of loans that will comprise the mortgage- backed security are determined at the time the trade is entered into (coupon rate, maturity, credit quality, etc.). Investment in TBAs will generally increase the Fund’s exposure to interest rate risk and could also expose the Fund to counterparty default risk. In order to mitigate counterparty default risk, the Fund only enters TBAs with counterparties for which the risk of default is determined to be remote.
11.   Principal Risks
Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, market price, yield, and total return. The Fund’s prospectus provided additional information regarding these and other risks of investing in the Fund at the time of the initial public offering of the Fund’s shares.

•
asset-backed securities investment risk:
The risk that borrowers may default on the obligations that underlie the asset- backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment
of loans) will result in a reduction in the value of the security.

•
collateralized debt obligations risk:
The risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be illiquid. In addition to the risks associated with debt instruments (
e.g.
, interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•
confidential information access risk:
The risk that the intentional or unintentional receipt of material, non-public
information by the Adviser could limit the Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities on behalf of the Fund, potentially for a substantial period of time.

•
counterparty risk:
The risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests; that the Fund’s counterparty will be unable or unwilling to perform its obligations; that the Fund will be unable to enforce contractual remedies if its counterparty defaults; that if a counterparty (or an affiliate of a counterparty) becomes bankrupt, the Fund may experience significant delays in obtaining any recovery under the derivative contract or may obtain limited or no recovery in a bankruptcy or other insolvency proceeding. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

Annual Report	|	September 30, 2022	35

Notes to Financial Statements (Cont.)

•
credit default swaps risk:
Credit default swaps provide exposure to one or more reference obligations but involve greater risks than investing in the reference obligation directly, and expose the Fund to liquidity risk, counterparty risk and credit risk. A buyer of a credit default swap will lose its investment and recover nothing should no event of default occur. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation(s).

•
credit risk:
Credit risk is the risk that one or more of the Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status.

•
derivatives risk:
The risk that an investment in derivatives will not perform as anticipated by the Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase the Fund’s transaction costs, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; that the positions may be improperly executed or constructed; that the Fund’s counterparty will be unable or unwilling to perform its obligations; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. Recent changes in regulation relating to the Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of the U.S. dollar LIBOR settings on a representative basis after June 30, 2023. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined.

•
emerging markets risk:
The risk that investing in emerging markets, as compared to foreign developed markets, increases the likelihood that the Fund will lose money, due to more limited information about the issuer and/or the security; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems; fewer investor protections; less regulatory oversight; thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and the risk of expropriation, nationalization or other adverse political or economic developments.

•
foreign investing risk:
The risk that investments in foreign securities or in issuers with significant exposure to foreign markets, as compared to investments in U.S. securities or in issuers with predominantly domestic market exposure, may be more vulnerable to economic, political, and social instability and subject to less government supervision, less protective custody practices, lack of transparency, inadequate regulatory and accounting standards, delayed or infrequent settlement of transactions, and foreign taxes. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations. In addition, foreign securities may be subject to currency exchange rates or regulations, the imposition of economic sanctions, tariffs or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement.

•
foreign currency risk:
The Fund’s investments in or exposure to foreign currencies or in securities or instruments that trade, or receive revenues, in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions (if used), that the U.S. dollar will decline in value relative to the currency being hedged.

•
high yield risk:
The risk that debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•
interest rate risk:
The risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration.

36	DoubleLine Opportunistic Credit Fund

September 30, 2022

•
inverse floaters and related securities risk:
Investments in inverse floaters, residual interest tender option bonds and similar instruments expose the Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters, residual interest tender option bonds and similar instruments will typically bear an inverse relationship to short term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise.

•
investment and market risk:
An investment in the Fund is subject to the risk of loss. The value of the Fund’s securities and financial assets may move up or down, sometimes rapidly and unpredictably. Further, the value of securities held by the Fund may decline in value due to factors affecting securities markets generally or particular industries. Securities markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, such as those experienced as a result of
COVID-19,
experience periods of high volatility and reduced liquidity. Certain securities may be difficult to value during such periods. Recently, there have been inflationary price movements, which have caused the fixed income securities markets to experience heightened levels of interest rate volatility and liquidity risk.

•
issuer risk:
The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

•
leverage risk:
Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. When leverage is used, the net asset value and market price of the Fund’s shares and the Fund’s investment return will likely be more volatile.

•
LIBOR phase out/transition risk:
  LIBOR is the offered rate for wholesale, unsecured funding available to major international banks. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to LIBOR. LIBOR may also be a significant factor in relation to payment obligations under a derivative investment and may be used in other ways that affect the Fund’s investment performance. LIBOR is currently in the process of being phased out. The transition from LIBOR and the terms of any replacement rate(s), including, for example, a secured overnight financing rate (“SOFR”) or another rate based on SOFR, may adversely affect transactions that use LIBOR as a reference rate, financial institutions that engage in such transactions, and the financial markets generally. There are significant differences between LIBOR and SOFR, such as LIBOR being an unsecured lending rate while SOFR is a secured lending rate. As such, the transition away from LIBOR may adversely affect the Fund’s performance.

•	liquidity risk: The risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment.

•
loan risk:
Investments in loans are in many cases subject to the risks associated with below-investment grade securities. Investments in loans are also subject to special risks, including, among others, the risk that (i) if the Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, the Fund’s receipt of principal and interest on the loan is subject to the credit risk of that financial institution; (ii) loans in which the Fund invests typically pay interest at floating rates, and the borrower may have the ability to change or adjust the interest rate on a loan or under circumstances that would be unfavorable to the Fund; (iii) it is possible that any collateral securing a loan may be insufficient or unavailable to the Fund; (iv) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (v) transactions in loans may settle on a delayed basis, and the Fund potentially may not receive the proceeds from the sale of a loan for a substantial period of time after the sale; (vi) if the Fund invests in loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans), it may have fewer rights against the borrowers of such loans, including fewer protections against the possibility of default and fewer remedies in the event of default; and (vii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund. It is unclear whether the protections of the securities laws against fraud and misrepresentation extend to loans and other forms of direct indebtedness. In the absence of definitive regulatory guidance, the Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund. There can be no assurance that the Adviser’s efforts in this regard will be successful.

•
market discount risk:
The price of the Fund’s common shares of beneficial interest will fluctuate with market conditions and other factors. Shares of closed-end
management investment companies frequently trade at a discount from their net asset value.

•
market disruption and geopolitical risk:
The risk that markets may, in response to governmental actions or intervention or general market conditions, including real or perceived adverse political, economic or market conditions, tariffs and trade disruptions, inflation, recession, changes in interest or currency rates, lack of liquidity in the bond markets or adverse

Annual Report	|	September 30, 2022	37

Notes to Financial Statements (Cont.)

investor sentiment, or other external factors, experience periods of high volatility and reduced liquidity, which may cause the Fund to sell securities at times when it would otherwise not do so, and potentially at unfavorable prices.

•
mortgage-backed securities risk:
The risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. The Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and re-payment
of principal to other classes of the issuer’s securities.

•
operational and information security risks:
An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in investment losses to the Fund, a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

•
restricted securities risk:
The risk that the Fund may be prevented or limited by law or the terms of an agreement from selling a security (a “restricted security”). To the extent that the Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time and the Fund may be unable to dispose of the security promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

•
sovereign debt obligations risk:
Investments in countries’ government debt obligations involve special risks. The issuer or governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt or otherwise in a timely manner.

•
U.S. Government securities risk:
  The risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

12.   Recently Issued Accounting Pronouncements
In March 2020, FASB issued Accounting Standards Update
2020-04,
Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting
(“ASU
2020-04”)
and in January 2021, the FASB issued Accounting Standards Update
2021-01,
Reference Rate Reform
(Topic 848):
Scope
(“ASU
2021-01”),
which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of LIBOR and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU
2020-04
and ASU
2021-01
is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU
2020-04
and ASU
2021-01
on the Fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.
In June 2022, the FASB issued Accounting Standards Update
2022-03,
which amends
Fair Value Measurement
(Topic 820):
Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions
(“ASU
2022-03”).
ASU
2022-03
clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU
2022-03
is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the Fund’s financial statements.

38	DoubleLine Opportunistic Credit Fund

September 30, 2022

13.   Common Shares Offering
The Fund has the authority to issue an unlimited number of common shares of beneficial interest, par value $0.00001 per share (“Common Shares”).
On September 30, 2020, the Securities and Exchange Commission declared effective a registration statement relating to an offering of the Common Shares and filed using the “shelf” registration process (the “Shelf Registration”). The Fund has entered into a distribution agreement with Foreside Fund Services, LLC (“Foreside”), who has entered into a sub-placement
agent agreement (the
“Sub-Placement
Agent Agreement”) with UBS Securities LLC (the
“Sub-Placement
Agent”), relating to the Common Shares offered in connection with the Shelf Registration. In accordance with the terms of the
Sub-Placement
Agent Agreement, the Fund may offer Common Shares having a value of up to $100,000,000, par value $0.00001 per share, from time to time through Foreside and the
Sub-Placement
Agent, as its agents for the offer and sale of the Common Shares. For the year ended September 30, 2022, the Fund had sold 285,206 Common Shares pursuant to the Shelf Registration.
Under the 1940 Act, the Fund may not sell any Common Shares at a price below the NAV of such Common Shares, exclusive of any distributing commission or discount. Sales of the Common Shares, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933 including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange at prices related to the prevailing market prices or at negotiated prices. Any proceeds from the Fund’s offering of its Common Shares will be invested in accordance with its investment objective and policies as set forth in its effective registration statement.
14.   Subsequent Events
In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Since the period ended September 30, 2022 through the date of issuance, the Fund had sold 83,395 Common Shares pursuant to the Shelf Registration outlined in Note 13. The Fund has determined there are no additional subsequent events that would need to be disclosed in the Fund’s financial statements.

Annual Report	|	September 30, 2022	39

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of DoubleLine Opportunistic Credit Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of DoubleLine Opportunistic Credit Fund (the “Fund”), including the schedule of investments, as of September 30, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the ten years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California
November 21, 2022
We have served as the auditor of one or more DoubleLine Funds investment companies since 2013.

40	DoubleLine Opportunistic Credit Fund

Federal Tax Information	(Unaudited) September 30, 2022

For the fiscal year ended September 30, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $459,750 for single individuals and $517,200 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and The Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income	0.00%
For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2022, was as follows:

Dividends Received Deduction	0.00%
The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended September 30, 2022, was as follows:

Qualified Short-term Gains	0.00%
The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(c) for the fiscal year ended September 30, 2022, was as follows:

Qualified Interest Income	82.90%
Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Annual Report	|	September 30, 2022	41

Trustees and Officers	(Unaudited) September 30, 2022

Name, Address, and Year of Birth (1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen (2)	Other Directorships Held by Trustee During Past 5 Years

Independent Trustees

Joseph J. Ciprari, 1964	Trustee	Class I (2025)*/Since Inception	President, Remo Consultants, a real estate financial consulting firm. Formerly, Managing Director, UBS AG. Formerly, Managing Director, Ally Securities LLC.	22	None

John C. Salter, 1957	Trustee	Class II (2023)*/Since Inception	Partner, Stark Municipal Brokers. Formerly, Managing Director, Municipals, Tullet Prebon Financial Services LLC (d/b/a Chapdelaine). Formerly, Partner, Stark, Salter & Smith, a securities brokerage firm specializing in tax exempt bonds.	22	None

Raymond B. Woolson, 1958	Trustee	Class III (2024)*/Since Inception	President, Apogee Group, Inc., a company providing financial consulting services.	22	Independent Trustee, DoubleLine ETF (an open-end investment company with 2 portfolios). Independent Trustee, Advisors Series Trust (an open-end investment company with 35 portfolios) (3)
(1) The address of each Independent Trustee is c/o DoubleLine Funds, 2002 North Tampa Street, Suite 200, Tampa, FL 33602.
(2) Includes each series of DoubleLine Funds Trust, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, and DoubleLine Yield Opportunities Fund.
(3) Quasar Distributors, LLC serves as the principal underwriter of DoubleLine Funds Trust and Advisors Series Trust.
* The common shareholders of the Fund are expected to vote to elect trustees of the relevant class at the annual shareholders meeting in the year indicated above.
The following Trustee is an interested person of the Fund as defined in the 1940 Act because he is an officer of the Adviser and holds direct or indirect ownership interests in DoubleLine Capital LP and DoubleLine Alternatives LP. Additionally, Mr. Redell is an officer of the Fund.

Name, Address, and Year of Birth (1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen (2)	Other Directorships Held by Trustee During Past 5 Years

Interested Trustee

Ronald R. Redell, 1970	Trustee, Chairman, President and Chief Executive Officer	Class III (2024)*/Since Inception	Trustee, Chairman, President, and Chief Executive Officer, DoubleLine Income Solutions Fund (since January 2013); President, DoubleLine Group LP (since January 2019 and Executive from January 2013 to January 2019); Trustee, Chairman, President and Chief Executive Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Executive, DoubleLine Capital (since July 2010); President, DoubleLine Funds Trust (since January 2010).	22	Interested Trustee, DoubleLine ETF Trust
(1) The address of each Interested Trustee is c/o DoubleLine Funds, 2002 North Tampa Street, Suite 200, Tampa, FL 33602.
(2) Includes each series of DoubleLine Funds Trust, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, and DoubleLine Yield Opportunities Fund.
* The common shareholders of the Fund are expected to vote to elect trustees of the relevant class at the annual shareholders meeting in the year indicated above.

42	DoubleLine Opportunistic Credit Fund

(Unaudited) September 30, 2022

Officers
The officers of the Fund who are not also Trustees of the Fund are:

Name, Address, and Year of Birth (1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Henry V. Chase, 1949	Treasurer and Principal Financial and Accounting Officer	Indefinite/Since January 2020
Treasurer and Principal Financial and Accounting Officer, DoubleLine Funds Trust (since January 2020); Treasurer and Principal Financial and Accounting Officer, DoubleLine Yield Opportunities Fund (since January 2020); Treasurer and Principal Financial and Accounting Officer, DoubleLine Income Solutions Fund (since January 2020); Treasurer and Principal Financial and Accounting Officer, DoubleLine Opportunistic Credit Fund (since January 2020); Chief Financial Officer, DoubleLine Capital (since January 2013); Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since May 2019); Vice President, DoubleLine Funds Trust (since May 2019); Vice President, DoubleLine Opportunistic Credit Fund (since May 2019).

Youse Guia, 1972	Chief Compliance Officer	Indefinite/Since March 2018
Chief Compliance Officer, DoubleLine Yield Opportunities Fund (since November 2019); Chief Compliance Officer, DoubleLine Capital (since March 2018); Chief Compliance Officer, DoubleLine Equity LP (since March 2018); Chief Compliance Officer, DoubleLine Funds Trust (since March 2018); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (since March 2018); Chief Compliance Officer, DoubleLine Income Solutions Fund (since March 2018). Formerly, Executive Vice President and Deputy Chief Compliance Officer, Pacific Investment Management Company LLC (“PIMCO”) (from April 2014 to February 2018); Chief Compliance Officer, PIMCO Managed Accounts Trust (from September 2014 to February 2018); Chief Compliance Officer,
PIMCO-sponsored
closed-end
funds (from September 2014 to February 2018); Chief Compliance Officer, PIMCO Flexible Credit Income Fund (from February 2017 to February 2018). Formerly, Head of Compliance, Allianz Global Investors U.S. Holdings LLC (from October 2012 to March 2014); Chief Compliance Officer, Allianz Funds, Allianz
Multi-Strategy
Trust, Allianz Global Investors Sponsored
Closed-End
Funds, Premier
Multi-Series
VIT and The Korea Fund, Inc. (from October 2004 to December 2013).

Winnie Han, 1988	Assistant Treasurer	Indefinite/Since May 2017
Assistant Treasurer, DoubleLine Yield Opportunities Fund (since November 2019); Assistant Treasurer, DoubleLine Income Solutions Fund (since May 2017); Assistant Treasurer, DoubleLine Funds Trust (since May 2017); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (since May 2017); Assistant Treasurer, DoubleLine Capital (since March 2017); Formerly, Investment Accounting Supervisor, Alexandria Real Estate Equities, Inc. (June 2016 to March 2017); Formerly, Manager, PricewaterhouseCoopers (January 2011 to June 2016).

Cris Santa Ana, 1965	Vice President and Secretary	Indefinite/Vice President Since Inception and Secretary Since July 2018
Vice President and Secretary, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Opportunistic Credit Fund (since July 2011); Vice President, DoubleLine Funds Trust (since April 2011); Chief Risk Officer, DoubleLine Capital (since June 2010). Formerly, Chief Operating Officer, DoubleLine Capital (from December 2009 through May 2010).

Earl A. Lariscy, 1966	Vice President and Assistant Secretary	Indefinite/Vice President Since May 2012 and Assistant Secretary Since Inception
Vice President and Secretary, DoubleLine Yield Opportunities Fund (since November 2019); Vice President and Assistant Secretary, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President and Assistant Secretary, DoubleLine Opportunistic Credit Fund (since May 2012 and inception, respectively); General Counsel, DoubleLine Capital (since April 2010).

David Kennedy, 1964	Vice President	Indefinite/Since May 2012
Vice President and Secretary, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President, DoubleLine Opportunistic Credit Fund (since May 2012); Manager, Trading and Settlements, DoubleLine Capital (since December 2009).

Annual Report	|	September 30, 2022	43

Trustees and Officers (Cont.)

Name, Address, and Year of Birth (1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Patrick A. Townzen, 1978	Vice President	Indefinite/Since September 2012	Vice President and Secretary, DoubleLine Yield Opportunities Fund (since September 2019); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since September 2012); Vice President, DoubleLine Opportunistic Credit Fund (since September 2012); Director of Operations, DoubleLine Capital (since March 2018). Formerly, Manager of Operations, DoubleLine Capital (from September 2012 to March 2018).

Brady J. Femling, 1987	Vice President	Indefinite/Since May 2017	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since May 2017); Vice President, DoubleLine Opportunistic Credit Fund (since May 2017); Vice President, DoubleLine Funds Trust (since May 2017); Senior Fund Accountant, DoubleLine Capital (Since April 2013). Fund Accounting Supervisor, ALPS Fund Services (From October 2009 to April 2013).

Neal L. Zalvan, 1973	Vice President	Indefinite/Vice President Since May 2017	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Opportunistic Credit Fund (since May 2017); Vice President, DoubleLine Funds Trust (since May 2016); Vice President, DoubleLine Income Solutions Fund (since May 2016); Legal/Compliance, DoubleLine Group LP (since January 2013); Formerly,
Anti-Money
Laundering Officer, DoubleLine Yield Opportunities Fund (from November 2019 to September 2020);
Anti-Money
Laundering Officer, DoubleLine Capital, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, DoubleLine Equity LP and DoubleLine Alternatives (from March 2016 to September 2020).

Grace Walker, 1970	Assistant Treasurer	Indefinite/Since January 2020	Assistant Treasurer, DoubleLine Funds Trust (since January 2020); Assistant Treasurer, DoubleLine Income Solutions Fund (since January 2020); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (since January 2020); Assistant Treasurer, DoubleLine Yield Opportunities Fund (since January 2020); Treasurer, DoubleLine Funds (Luxembourg) and DoubleLine Cayman Unit Trust (since March 2017). Formerly, Assistant Treasurer, DoubleLine Income Solutions Fund (from January 2013 to May 2017); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (from March 2012 to May 2017); Assistant Treasurer, DoubleLine Funds Trust (from March 2012 to May 2017).

Adam D. Rossetti, 1978	Vice President	Indefinite/Since February 2019	Vice President, DoubleLine Yield Opportunities Fund (since September 2019); Vice President, DoubleLine Funds Trust (since February 2019); Vice President, DoubleLine Income Solutions Fund (since February 2019); Vice President, DoubleLine Opportunistic Credit Fund (since February 2019); Chief Compliance Officer, DoubleLine Alternatives LP (since June 2015); Legal/ Compliance, DoubleLine Group LP (since April 2015). Formerly, Chief Compliance Officer, DoubleLine Capital (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Equity LP (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Funds Trust (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Income Solutions Fund (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (from August 2017 to March 2018); Vice President and Counsel, PIMCO (from April 2012 to April 2015).

Jeffery J. Sherman, 1977	Vice President	Indefinite/Since Inception	Deputy Chief Investment Officer, DoubleLine (since June 2016); President and Portfolio Manager, DoubleLine Alternatives LP (since April 2015 and May 2015, respectively); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Opportunistic Credit Fund (since July 2011); Portfolio Manager, DoubleLine Capital (since September 2010); Fixed Income Asset Allocation, DoubleLine Capital (since December 2009).

Dawn Oswald, 1980	Vice President	Indefinite/Since January 2020	Vice President, DoubleLine Funds Trust (since January 2020); Vice President, DoubleLine Yield Opportunities Fund (since January 2020); Vice President, DoubleLine Income Solutions Fund (since January 2020); Vice President, DoubleLine Opportunistic Credit Fund (since January 2020); Pricing Manager, DoubleLine Capital (since January 2018). Formerly, Operations Specialist, DoubleLine Capital (from July 2016 to January 2018). Global Securities Fixed Income Valuation Senior Analyst, Capital Group (from April 2015 to July 2016). Global Securities Fair Valuation Analyst, Capital Group (from January 2010 to April 2015).

44	DoubleLine Opportunistic Credit Fund

(Unaudited) September 30, 2022

Name, Address, and Year of Birth (1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Robert Herron, 1987	Vice President	Indefinite/Since June 2020	Vice President, DoubleLine Funds Trust (since June 2020); Vice President, DoubleLine Yield Opportunities Fund (since June 2020); Vice President, DoubleLine Income Solutions Fund (since June 2020); Vice President, DoubleLine Opportunistic Credit Fund (since June 2020). Manager–Risk Analytics, DoubleLine Capital (since January 2017); Formerly, Analyst–Risk Analytics, DoubleLine Capital (from October 2011 to January 2017).

Jose Sarmenta, 1975	Anti-Money Laundering Officer	Indefinite/Since September 2020
Anti-Money
Laundering Officer, DoubleLine Funds Trust (since September 2020);
Anti-Money
Laundering Officer, DoubleLine Yield Opportunities Fund (since September 2020);
Anti-Money
Laundering Officer, DoubleLine Opportunistic Credit Fund (since September 2020);
Anti-Money
Laundering Officer, DoubleLine Income Solutions Fund (since September 2020); Compliance Analyst, DoubleLine Capital (since October 2019); Formerly, Compliance Manager,
Anti-Money
Laundering Manager for CIM Group (from November 2017 to October 2019); Governance and Risk Manager for PennyMac Financial Services Inc. (from July 2015 to November 2017).
(1) The address of each officer is c/o DoubleLine Funds, 2002 North Tampa Street, Suite 200, Tampa, FL 33602.

Annual Report	|	September 30, 2022	45

Additional Information Regarding the Fund	(Unaudited) September 30, 2022

Summary of Fund Expenses
The following table is intended to assist investors in understanding the fees and expenses (annualized) that an investor in DoubleLine Opportunistic Credit Fund’s (the “Fund”) common shares of beneficial interest (the “Common Shares”) bears, directly or indirectly. The table reflects the use of leverage in the form of borrowings under the Fund’s credit facility in an amount equal to 16.02% of the Fund’s total assets (including the amounts of leverage obtained through such borrowings), which reflects approximately the percentage of the Fund’s total assets attributable to such borrowings as of September 30, 2022, and shows Fund expenses as a percentage of net assets attributable to Common Shares. The percentage above does not reflect the Fund’s use of other forms of economic leverage, such as credit default swaps or other derivative instruments (where applicable). The table and the example below are based on the Fund’s capital structure as of September 30, 2022. The extent of the Fund’s assets attributable to leverage, and the Fund’s associated expenses, are likely to vary (perhaps significantly) from these figures over time.

Shareholder Transaction Expenses	Percentage of Offering Price

Sales Load Paid by Investors (1)	See Footnote 1 below

Dividend Reinvestment Plan Fees (2)	None

Annual Expenses	Percentage of Net Assets Attributable to Common Shares

Management Fees (3)	1.18%

Administration Fees (4)	0.02%

Interest Expense on Borrowed Funds (5)	0.35%

Other Expenses (6)	0.17%

Total Annual Expenses	1.72%

(1)
As of September 30, 2022, the Fund had an effective registration statement under which it may offer and sell additional Common Shares of the Fund. The maximum sales load paid by investors in an offering under that registration statement is presently expected to be 1.00% of the offering price.

(2)
You will pay brokerage charges if you direct your broker or the plan agent to sell your Common Shares that you acquired pursuant to a dividend reinvestment plan. You will also bear a pro rata share of brokerage commissions incurred in connection with open-market purchases pursuant to the Fund’s Dividend Reinvestment Plan. See “Dividend Reinvestment Plan”.

(3)
The Fund pays DoubleLine Capital LP (“DoubleLine” or the “Adviser”) a monthly management fee for its investment management services in an amount equal to 1.00% of the Fund’s average daily total managed assets. In accordance with the requirements of the Securities and Exchange Commission (the “SEC”), the table above shows the Fund’s management fee as a percentage of average net assets, which reflects the Fund’s use of leverage. “Total managed assets” means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities in respect of reverse repurchase agreements, dollar roll transactions or similar transactions, and borrowings).

(4)
The Master Services Agreement between the Fund and U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Administrator”), obligates the Fund to pay the Administrator a fee of 0.02% of the Fund’s average daily total managed assets for providing administration, bookkeeping, pricing, and other services to the Fund. The Administrator will also be reimbursed by the Fund for out-of-pocket
expenses that are reasonably incurred by it in performing its duties under the Master Services Agreement.

(5)
Assumes the use of leverage in the form of borrowings representing 16.02% of the Fund’s total assets (including the amounts of leverage obtained through the use of such borrowings) at an annual effective interest rate cost to the Fund of 4.01%, which reflects approximately the percentage of the Fund’s total assets attributable to such borrowings as of September 30, 2022.

(6)	Other expenses are for the Fund’s fiscal year ended September 30, 2022.
Example
As required by relevant SEC regulations, the following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares (and do not pay any Shareholder Transaction Expenses), assuming (a) the Fund’s net assets do not increase or decrease, (b) the Fund’s total annual expenses are 1.72% of net assets attributable to Common Shares in years 1 through 10 (assuming the Fund obtains leverage through borrowings in an amount equal to 16.02% of the Fund’s total assets) and (c) a 5% annual return
(1)
:

	1 Year	3 Years	5 Years	10 Years

Total Expenses Incurred	$17	$54	$93	$203

(1)
The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown
. The example assumes that “Interest Expense on Borrowed Funds”, “Other Expenses” and “Total Annual Expenses” set forth in the Annual Expenses table remain the same each year and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example. If the above example reflected Shareholder Transaction Expenses that may be paid in respect of shares purchased in connection with the Fund’s offering of Common Shares under the Fund’s Shelf Registration (see Note 13), the Total Expenses incurred shown above would have been higher.

46	DoubleLine Opportunistic Credit Fund

(Unaudited) September 30, 2022

Market and Net Asset Value
The Fund’s Common Shares, which trade on the New York Stock Exchange (the “NYSE”), have traded both at a premium and a discount to their net asset value per Common Share (“NAV”).
The following table sets forth, for each of the periods indicated, the high and low closing market prices of the Fund’s Common Shares on the NYSE and the corresponding NAV and premium/discount to NAV on the days when the Fund’s Common Shares experienced such high and low closing market prices.

Quarter	Common Share Market Price		Common Share Net Asset Value		Premium (Discount) as a % of Net Asset Value

	High	Low	High	Low	High	Low

September 30, 2022	$16.27	$14.13	$16.03	$14.70	1.50%	-3.88%

June 30, 2022	$17.03	$15.13	$17.45	$15.92	-2.41%	-4.96%

March 31, 2022	$19.26	$16.26	$18.85	$17.39	2.18%	-6.50%

December 31, 2021	$19.93	$18.71	$19.45	$18.83	2.47%	-0.64%

September 30, 2021	$20.05	$19.58	$19.72	$19.38	1.67%	1.03%

June 30, 2021	$20.25	$19.47	$19.72	$19.48	2.69%	-0.05%

March 31, 2021	$20.19	$19.04	$19.87	$19.46	1.61%	-2.16%

December 31, 2020	$19.87	$18.55	$19.87	$19.39	0.00%	-4.33%
The Fund’s NAV at the close of business on September 30, 2022 was $14.70 and the last reported sale price of a Common Share on the NYSE on that day was $14.45, representing a 1.70% discount to such NAV. As of September 30, 2022, the net assets of the Fund attributable to Common Shares were $230,639,781 and the Fund had outstanding 15,691,202 Common Shares.
Shares of a
closed-end
investment company, including the Fund, may frequently trade at prices lower than their net asset value per share. The Board of Trustees of the Fund will regularly monitor the relationship between the market price per Common Share and the NAV. If the Common Shares were to trade at a substantial discount to their NAV for an extended period of time, the Board of Trustees may consider the repurchase of the Fund’s Common Shares on the open market or in private transactions, the making of a tender offer for such shares or the conversion of the Fund to an open-end
investment company or other actions. The Fund cannot assure you that the Board of Trustees will decide to take or propose any of these actions irrespective of the duration or amount of any discount to NAV at which the Fund’s Common Shares may trade, or that any actions taken will actually reduce any such discount.
Unresolved Staff Comments
The Fund does not believe that there are any material unresolved written comments, received 180 days or more before September 30, 2022 from the Staff of the SEC regarding any of the Fund’s periodic or current reports under the Securities Exchange Act of 1934 or the 1940 Act, or its registration statement.

Annual Report	|	September 30, 2022	47

Summary of Updated Information Regarding the Fund	(Unaudited) September 30, 2022

The following information in this annual report is a summary of certain information about the Fund and changes since the Fund’s last annual report to shareholders for the fiscal year ended September 30, 2021. This information may not reflect all of the changes that have occurred since you invested in the Fund.
Investment Objective and Strategies
There have been no material changes to the Fund’s investment objective or principal investment strategies since the Fund’s last annual report to shareholders.
The following summarizes the Fund’s current investment objective and principal investment strategies:
Investment Objective
To seek high total investment return by providing a high level of current income and the potential for capital appreciation. The Fund cannot assure you that it will achieve its investment objective. The Fund’s investment objective may be changed by the Fund’s Board without prior notice to or approval of the Fund’s shareholders.
Principal Investment Strategies
The Fund will seek to achieve its investment objective by investing in a portfolio of investments selected for their potential to provide high current income, growth of capital, or both. The Fund may invest in debt securities and income-producing investments of any kind, including, without limitation, residential and commercial mortgage-backed securities, asset-backed securities, U.S. Government securities, corporate debt, international sovereign debt, and short-term investments. Under normal circumstances, the Fund will invest at least 80% of its total assets in debt securities, convertible securities, loans and other securities or instruments that provide investment exposure to the credit of an issuer, obligor or counterparty, including through credit default swaps and other derivatives.
The Fund normally expects to invest at least 50% of its total assets in mortgage-backed securities of any kind and will normally invest at least 25% of its total assets in privately-issued (commonly known as “non-agency”) mortgage-
and asset-backed securities. The Fund may invest the remainder of its portfolio in, among other things, other debt securities or income-producing investments of any kind, based on the assessment by DoubleLine Capital LP (“DoubleLine” or the “Adviser”), the Fund’s investment adviser, of the potential returns and risks of different sectors of the debt security markets and of particular securities. The Fund may invest without limit in mortgage-backed securities, some or all of which may be rated below investment grade or unrated but judged by DoubleLine to be of comparable quality, although the Fund does not, as of September 30, 2022, expect to invest more than 50% of its total assets in below investment grade debt (or unrated debt of comparable quality). Exposures to mortgage-backed securities through derivatives or other financial instruments may be considered investments in mortgage-backed securities for these purposes.
The Fund may purchase mortgage- or asset-backed securities of any kind, including, by way of example, mortgage- or asset-related securities not subject to the credit support of the U.S. Government or any agency or instrumentality of the U.S. Government, including obligations backed or supported by sub-prime mortgages,
which are subject to certain special risks.
Mortgage- or asset-backed securities may include, among other things, securities issued or guaranteed by the U.S. Government, its agencies, or its instrumentalities or sponsored corporations, or securities of domestic or foreign private issuers. Mortgage- or asset-backed securities may be issued or guaranteed by banks or other financial institutions, special-purpose vehicles established for such purpose, or private issuers, or by government agencies or instrumentalities. Privately-issued mortgage-backed securities include any mortgage-backed security other than those issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities. Mortgage-backed securities may include, without limitation, interests in pools of residential mortgages or commercial mortgages, and may relate to domestic or non-U.S. mortgages.
Mortgage-backed securities include, but are not limited to, securities representing interests in, collateralized or backed by, or whose values are determined in whole or in part by reference to any number of mortgages or pools of mortgages or the payment experience of such mortgages or pools of mortgages, including Real Estate Mortgage Investment Conduits (“REMICs”), which could include resecuritizations of
REMICs (“Re-REMICs”), mortgage
pass-through securities, credit risk transfer securities, inverse floaters, collateralized mortgage obligations, collateralized loan obligations (“CLOs”), collateralized debt obligations (“CDOs”), multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (generally interest-only and principal-only securities), and securitizations of various receivables, including, for example, credit card and automobile finance receivables. Certain mortgage-backed securities in which the Fund may invest may represent an inverse interest-only class of security for which the holders are entitled to receive no payments of principal and are entitled only to receive interest at a rate that will vary inversely with a specified index or reference rate, or a multiple thereof.

48	DoubleLine Opportunistic Credit Fund

(Unaudited) September 30, 2022

The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including in risk retention tranches of collateralized mortgage-backed securities or other eligible securitizations, which are eligible residual interests held by the sponsors of such securitizations subject to the final rules implementing the credit risk retention requirements of Section 941 of the Dodd-Frank Act. The Fund may also invest in pools of loans through mortgage- or other asset-backed securities where a trust or other entity issues interests in the loans. Alternatively, the Fund may invest directly in pools of loans, itself or with other clients of the Adviser or its related parties. The Fund’s investments in loans and the loans underlying the asset-backed securities and similar obligations in which the Fund may invest may include loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans). The Fund may invest in CDOs (including CLOs and collateralized bond obligations (“CBOs”)) and other structured products sponsored or managed by, or otherwise affiliated with, the Adviser or related parties of the Adviser. Such investments may include investments in debt or equity interests issued by the CDO or structured product as well as investments purchased on the secondary market, and the Fund may invest in any tranche of the CDO or structured product, including an equity tranche.
The Fund may purchase other types of debt securities and other income-producing investments of any kind, including, by way of example, U.S. Government securities; debt securities issued by domestic or foreign corporations; obligations of foreign sovereigns or their agencies or instrumentalities; equity, mortgage, or hybrid real estate investment trust (“REIT”) securities; fixed and floating rate loans of any kind (including, among others, bank loans, participations, assignments, senior loans, delayed funding loans, revolving credit facilities, subordinated loans, debtor-in-possession loans
and exit facilities); municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; payment-in-kind securities; zero-coupon bonds;
inflation-indexed bonds; structured notes and other hybrid instruments; catastrophe bonds and other event-linked bonds; credit-linked trust certificates; preferred securities; commercial paper, and cash and cash equivalents. The rate of interest on the debt and other income-producing investments that the Fund may purchase may be fixed, floating, or variable.
The Fund may invest in fixed and floating rate loans of any kind (including, among others, assignments, participations, subordinated loans, debtor-in-possession loans,
and exit facilities) and other securities bearing fixed or variable interest rates of any maturity.
The Fund may not purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry, except that the Fund under normal circumstances will invest at least 25% of its total assets in mortgage-backed and other asset-backed securities not issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities and other investments that DoubleLine determines have the same primary economic characteristics and such securities will be considered to be issued by issuers in a single industry.
The Fund may invest in securities of any credit quality, although DoubleLine does not, as of September 30, 2022, expect that the Fund will invest more than 50% of its total assets in securities rated below investment grade or unrated securities judged by DoubleLine to be of comparable quality. In addition, DoubleLine does not, as of September 30, 2022, expect that the Fund will invest more than 10% of its total assets in corporate debt securities (excluding mortgage-backed securities) or sovereign debt instruments rated Caa or below by Moody’s Investors Service, Inc. (“Moody’s”) and CCC or below by Standard & Poor’s Rating Services (“S&P”) (or unrated securities determined by the Adviser to be of comparable quality). Securities rated below Caa/CCC may include obligations already in default. In the case of split ratings, DoubleLine will categorize the security according to the highest rating assigned.
The Fund may invest in securities of any maturity or no maturity or negative duration, and the Fund’s average duration will vary from time to time, potentially significantly, depending on DoubleLine’s assessment of market conditions and other factors. Duration is a measure of the expected life of a debt instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, the value of a portfolio of debt securities with an average duration of four years would generally be expected to decline by approximately 4% if interest rates rose by one percentage point. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage prepayment rates. DoubleLine retains broad discretion to modify the Fund’s duration within a wide range, including the discretion to construct a portfolio of investments for the Fund with a negative duration.
The Fund may hold common stocks and other equity securities from time to time, including, among others, those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security. The Fund may invest in securities that have not been registered for public sale, including securities eligible for purchase and sale pursuant to Rule 144A or Regulation S under the Securities Act of 1933, as amended, and other securities issued in private placements. The Fund also may invest without limit in securities of other open-
or closed-end investment
companies, including exchange-traded funds (“ETFs”). The Fund may invest in securities of companies with small and medium market capitalizations.

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Summary of Updated Information Regarding the Fund (Cont.)

The Fund may invest in securities of issuers domiciled or organized in jurisdictions other than the United States (“foreign issuers”). However, the Fund will not normally invest more than 30% of its total assets in issuers domiciled or organized in emerging market countries.
The Fund will normally not invest more than 15% of its total assets in illiquid securities (investments that the Fund cannot reasonably expect to be sold or disposed of in current market conditions in seven (7) calendar days or less without the sale or disposition significantly changing the market value of the instrument).
The Fund may use repurchase and reverse repurchase agreements for any investment purpose, including to create investment leverage in the Fund’s portfolio.
DoubleLine allocates the Fund’s assets among market sectors, and among investments within those sectors, in an attempt to construct a portfolio providing a high level of current income and the potential for capital appreciation consistent with what DoubleLine considers an appropriate level of risk in light of market conditions prevailing at the time. DoubleLine will select investments over time to implement its long-term strategic investment view. It also will buy and sell securities opportunistically in response to short-term market, economic, political, or other developments or otherwise as opportunities may present themselves.
Portfolio securities may be sold at any time. Sales may occur when the Adviser determines to take advantage of a better investment opportunity, because the Adviser believes the portfolio securities no longer represent relatively attractive investment opportunities, because the Adviser perceives a deterioration in the credit fundamentals of the issuer, or because the Adviser believes it would be appropriate for other investment reasons, such as to adjust the duration or other characteristics of the Fund’s investment portfolio.
Note Regarding Investment Limitations
Where the foregoing states that the Fund or the Adviser will not, or does not intend to, make investments in excess of a stated percentage of the Fund’s total assets, “total assets” includes amounts of leverage obtained through the use of reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and/or issuances of preferred shares. With respect to any reverse repurchase agreement, dollar roll transaction or similar transaction, “total assets” includes any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the asset so sold as of the relevant measuring date. Except as otherwise noted, all percentages apply only at the time of investment.
Derivatives
The Fund may use various derivatives strategies as a substitute for cash investments, for hedging purposes or to gain, or reduce, long or short exposure to one or more asset classes, issuers or reference assets, or to manage the dollar-weighted average effective duration of the Fund’s portfolio. The Fund also may enter into derivatives transactions with the purpose or effect of creating investment leverage. The Fund reserves the right to invest in derivatives of any kind and for any investment purpose, including, for example, the following: forward contracts, futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, in order to gain indirect long or short exposures to interest rates, issuers, or currencies or to hedge against portfolio exposures; and total return swaps and credit derivatives, put and call options, and exchange-traded and structured notes, in order to take indirect long or short positions on indexes, securities, currencies, commodities or other indicators of value or to hedge against portfolio exposures. The Fund may, for hedging purposes or as a substitute for direct long or short investments in debt securities, make use of credit default swaps. The Fund may engage in short sales, either to earn additional return or to hedge existing investments.
Leverage
As of September 30, 2022, the Fund uses leverage through borrowings. The Fund also may determine to issue preferred shares to add leverage to its portfolio. The Fund also may enter into transactions such as, among others, reverse repurchase agreements, dollar roll transactions or similar transactions that may give rise to a form of leverage or that have leverage embedded in them, including transactions involving inverse floaters and related securities, credit default swap contracts and other transactions. Other similar transactions include loans of portfolio securities, transactions involving derivative instruments, short sales and when-issued, delayed delivery, and forward commitment transactions. The Fund will, however, limit its use of leverage from reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings and/or any future issuance of preferred shares such that the assets attributable to the use of such leverage will not exceed 33
1
/
3
% of the Fund’s total assets (including the amounts of leverage obtained through the use of such instruments) at the time the leverage is incurred. It is possible that following the incurrence of such leverage, the assets of the Fund will decline due to market conditions such that this 33
1
/
3
% limit will be exceeded.
The Adviser does not, as of September 30, 2022, intend to enter into the aforementioned transactions with the intention of creating investment leverage in the Fund in excess of the percentage stated above, although it is possible that at any time the total leverage

50	DoubleLine Opportunistic Credit Fund

(Unaudited) September 30, 2022

created by such transactions and by the use of reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and/or issuances of preferred shares will exceed that percentage. (Investments made by the Adviser to hedge, manage or reduce risk or to equitize a cash position will not be considered to have been made for the purpose of creating investment leverage; the Adviser generally will determine whether an investment has the effect of creating investment leverage by evaluating the effect of the investment on the exposure and risk profile of the Fund as a whole.)
Any line of credit, borrowings or other form of leverage used by the Fund is subject to renewal periodically, and there can be no assurance that the form of leverage will be renewed in the future.
The Fund will use leverage opportunistically and may choose to increase, decrease, or eliminate its use of leverage over time and from time to time based on DoubleLine’s assessment of the yield curve environment, interest rate trends, market conditions, and other factors.
The Fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 33
1
/
3
% of its total assets.
Effects of Leverage
U.S. Bank National Association (the “Bank”) has made available to the Fund a $65,000,000 committed credit facility. As of September 30, 2022, the amount of total outstanding borrowings was $44,000,000. Interest charged is at the rate of one-month daily SOFR plus the Term SOFR adjustment of 0.10% plus the applicable margin of 0.75%. This rate represents a floating rate of interest that may change over time. The Fund will also be responsible for paying a non-usage fee (“commitment fee”) of 0.25% if the exposure is less than 75% of the commitment amount and 0.125% if the exposure is 75% or greater of the commitment amount. The credit facility will terminate by the earlier of six months after the Bank delivers a notice of termination to the Fund or the date that the committed amount is reduced to $0. The Fund pledges its assets as collateral to secure obligations under the credit agreement. The Fund retains the risk and rewards of the ownership of assets pledged to secure obligations under the credit agreement.
Assuming the Fund uses leverage in the form of borrowings representing 16.02% of the Fund’s total managed assets (including the amounts of leverage obtained through such borrowings), which reflects approximately the percentage of the Fund’s total assets attributable to such borrowings as of September 30, 2022, at an annual effective interest expense of 4.01% payable by the Fund on such borrowings (based on market interest rates as of September 30, 2022), the annual return that the Fund’s portfolio must experience in order to cover such costs of the borrowings would be 0.64%.
The information below is designed to illustrate the effects of leverage through the use of certain senior securities under the 1940 Act, and does not reflect the Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions, such as reverse repurchase agreements, dollar roll transactions, credit default swaps, total return swaps or other derivative instruments. These figures are merely estimates based on current market conditions, used for illustration purposes only.
These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below. In addition, actual expenses associated with borrowings or other forms of leverage, if any, used by the Fund may vary frequently and may be significantly higher or lower than the rate used for the example below.

Assumed Portfolio Total Return	(10.00)%	(5.00)%	0.00%	5.00%	10.00%

Common Share Total Return	(12.67)%	(6.72)%	(0.77)%	5.19%	11.14%
Common Shares total return is composed of two elements—the distributions paid by the Fund to holders of Common Shares (the amount of which is largely determined by the net investment income of the Fund after paying interest expenses on the Fund’s leveraging transactions as described above and other Fund expenses) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by Fund expenses and losses in the value of those investments.

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Summary of Updated Information Regarding the Fund (Cont.)

The Fund’s willingness to use leverage, and the extent to which leverage is used at any time, will depend on many factors, including, among other things, DoubleLine’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.
Principal Risk Factors
Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or even all of your investment. The section below does not describe all risks associated with an investment in the Fund. Additional risks and uncertainties also may adversely affect and impair the Fund.
Market discount risk
As with any stock, the price of the Fund’s common shares of beneficial interest (the “Common Shares”) will fluctuate with market conditions and other factors. If you sell your Common Shares, the price received may be more or less than your original investment. The Common Shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end
management investment companies frequently trade at a discount from their NAV. The Fund cannot assure you that Common Shares will trade at a price equal to or higher than NAV in the future, and they may trade at a price lower than NAV. In addition to the Fund’s NAV, the Fund’s market price may be affected by factors related to the Fund such as dividend payments (which will in turn be affected by Fund expenses, including the costs of the Fund’s leverage, amounts of interest payments made by the Fund’s portfolio holdings, appreciation/depreciation of the Fund’s portfolio holdings, regulations affecting the timing and character of Fund distributions, and other factors), portfolio credit quality, liquidity, call protection, market supply and demand and similar factors relating to the Fund’s portfolio holdings. The Fund’s market price may also be affected by general market or economic conditions, including market trends affecting securities values generally or values of closed-end fund
shares more specifically.
Issuer risk
Issuer risk is the risk that the market price of securities may go up or down, sometimes rapidly or unpredictably, including due to factors affecting securities markets generally, particular industries represented in those markets, or the issuer itself.
Investment and market risk
An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested.
An investment in Common Shares represents an indirect investment in the securities and other instruments owned by the Fund. The market price of securities and other instruments may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting markets generally, particular industries represented in those markets, or the issuer itself. The values of securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities generally have greater price volatility than bonds and other debt securities. Common Shares are subject to the risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. Certain securities may be difficult to value during such periods. The value of securities and other instruments traded in over-the-counter markets,
like other market investments, may move up or down, sometimes rapidly and unpredictably. Further, the value of securities and other instruments held by the Fund may decline in value due to factors affecting securities markets generally or particular industries. These risks may be heightened for fixed income securities due to the current historically low interest rate environment.
Credit risk
Credit risk is the risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. If an investment’s issuer or counterparty fails to pay interest or otherwise fails to meet its obligations to the Fund, the Fund’s income might be reduced and the value of the investment might fall or be lost entirely. Financial strength and solvency of an issuer are the primary factors influencing credit risk. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security, other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of lower-quality debt securities (including debt securities commonly referred to as “high yield” securities and “junk” bonds) and floating rate loans, tend to be particularly sensitive to these changes. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the

52	DoubleLine Opportunistic Credit Fund

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issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets. Credit risk is heightened to the extent the Fund has fewer counterparties.
In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over time, and securities which are rated by rating agencies may be subject to downgrade, which may have an indirect impact on the market price of securities. Ratings are only opinions of the agencies issuing them as to the likelihood of re-payment. They
are not guarantees as to quality and they do not reflect market risk.
During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to debt securities and other obligations of all kinds. The effects of the COVID-19 virus,
and governmental responses to the effects of the virus, may result in increased delinquencies and losses in respect of all investments held by the Fund, and have other, potentially unanticipated, adverse effects on such investments and the markets for those investments.
Mortgage-backed securities risks
Mortgage-backed securities include, among other things, participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders and involve, among others, the following risks:
Credit and Market Risks of Mortgage-Backed Securities.
 Investments by the Fund in fixed rate and floating rate mortgage-backed securities will entail credit risks (
i.e.
, the risk
of non-payment of
interest and principal) and market risks (
i.e.
, the risk that interest rates and other factors could cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security’s market value and yield will not change. The values of mortgage-backed securities may change because of changes in the market’s perception of the credit quality of the assets held by the issuer of the mortgage-backed securities or an entity, if any, providing credit support in respect of the mortgage-backed securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such securities, reducing the values of those securities or in some cases rendering them worthless. The Fund also may purchase securities that are not guaranteed or subject to any credit support. An investment in a privately issued mortgage-backed security is generally less liquid and subject to greater credit risks than an investment in a mortgage-backed security that is issued or otherwise guaranteed by a federal government agency or sponsored corporation.
Mortgage-backed securities may be structured similarly to collateralized debt obligations (“CDOs”) and may be subject to similar risks. For example, the cash flows from the collateral held by the mortgage-backed security may be split into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Interest holders in senior tranches are entitled to the lowest interest rates but are generally subject to less credit risk than more junior tranches because, should there be any default, senior tranches are typically paid first. The most junior tranches, such as equity tranches, typically are due to be paid the highest interest rates but suffer the highest risk of loss should the holder of an underlying mortgage loan default. If some loans default and the cash collected by the issuer of the mortgage-backed security is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first.
Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities generally tend to have more moderate changes in price when interest rates rise or fall, but their current yield will generally be affected. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which an individual mortgage or that specific mortgage- backed security carries, the default and delinquency rate of the mortgage pool, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio
of each mortgage and the amount of overcollateralization or undercollateralization of a mortgage pool. The Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and repayment of principal to other classes of the issuer’s securities.
The residential mortgage market in the United States has experienced difficulties at times, and the same or similar events may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally increase in a recession and potentially could begin to increase again. A decline in or flattening of housing values may exacerbate such delinquencies and

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Summary of Updated Information Regarding the Fund (Cont.)

losses. Borrowers with adjustable rate mortgage loans may be more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Reduced investor demand for mortgage-related securities could result in limited new issuances of mortgage-related securities and limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities and limit the availability of attractive investment opportunities for the Fund.
The values of mortgage-backed securities may be substantially dependent on the servicing of the underlying mortgage pools, and therefore are subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral.
Some government sponsored mortgage-related securities are backed by the full faith and credit of the United States. The Government National Mortgage Association (“Ginnie Mae”), the principal guarantor of such securities, is a wholly owned United States government corporation within the Department of Housing and Urban Development. Other government-sponsored mortgage-related securities are not backed by the full faith and credit of the United States government. Issuers of such securities include Fannie Mae (formally known as the Federal National Mortgage Association) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation). Fannie Mae is a government-sponsored corporation which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae. Freddie Mac is a stockholder-owned corporation chartered by Congress and subject to general regulation by the Department of Housing and Urban Development. Participation certificates representing interests in mortgages from Freddie Mac’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by Freddie Mac. The U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, but there can be no assurances that it will support these or other government-sponsored entities in the future.
During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving mortgage loans and other obligations underlying mortgage-backed securities. The effects of the COVID-19 virus,
and governmental responses to the effects of the virus, may result in increased delinquencies and losses and have other, potentially unanticipated, adverse effects on such investments and the markets for those investments.
Prepayment, Extension and Redemption Risks of Mortgage-Backed Securities.
 Mortgage-backed securities may reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and historically have often paid them off sooner. When a prepayment happens, a portion of the mortgage-backed security which represents an interest in the underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Fund’s higher yielding securities are likely to be redeemed and the Fund will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation. This is known as prepayment risk. Mortgage-backed securities also are subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. The values of long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem or pay-off the
security, which could have an adverse effect on the Fund’s ability to achieve its investment objective.
Liquidity Risk of Mortgage-Backed Securities.
 The liquidity of mortgage-backed securities varies by type of security; at certain times the Fund may encounter difficulty in disposing of such investments. Investments in privately issued mortgage-backed securities may have less liquidity than mortgage-backed securities that are issued by a federal government agency or sponsored corporation. Because mortgage-backed securities have the potential to be less liquid than other securities, the Fund may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage- backed securities suffered periods of illiquidity when disfavored by the market. It is possible that the Fund may be unable to sell a mortgage-backed security at a desirable time or at the value the Fund has placed on the investment.
Collateralized Mortgage Obligations (“CMOs”) Risks.
 CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The expected average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may

54	DoubleLine Opportunistic Credit Fund

(Unaudited) September 30, 2022

vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payments when due, the holder could sustain a loss.
With respect to risk retention tranches (i.e., eligible residual interests initially held by the sponsors of collateralized mortgage-backed securities and other eligible securitizations pursuant to the U.S. Risk Retention Rules), a third-party purchaser, such as the Fund, must hold its retained interest, unhedged, for at least five years following the closing of the securitization transaction, after which it is entitled to transfer its interest in the securitization to another person that meets the requirements for a third-party purchaser. Even after the required holding period has expired, due to the limited market for such investments, no assurance can be given as to what, if any, exit strategies will ultimately be available for any given position. In addition, there is limited guidance on the application of the laws and regulations applicable to such investments. There can be no assurance that the applicable federal agencies charged with the implementation of the Final U.S. Risk Retention Rules (the FDIC, the Comptroller of the Currency, the Federal Reserve Board, the SEC, the Department of Housing and Urban Development, and the Federal Housing Finance Agency) could not take positions in the future that differ from the interpretation of such rules taken or embodied in such securitizations, or that the Final U.S. Risk Retention Rules will not change. Furthermore, in situations where the Fund invests in risk retention tranches of securitizations structured by third parties, the Fund may be required to execute one or more letters or other agreements, the exact form and nature of which will vary (each, a “Risk Retention Agreement”) under which it will make certain undertakings designed to ensure such securitization complies with the Final U.S. Risk Retention Rules. Such Risk Retention Agreements may include a variety of representations, warranties, covenants and other indemnities, each of which may run to various transaction parties. If the Fund breaches any undertakings in any Risk Retention Agreement, it will be exposed to claims by the other parties thereto, including for any losses incurred as a result of such breach.
Adjustable Rate Mortgages (“ARMs”) Risks.
 ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is used to reduce the then-outstanding principal balance of the ARM. In addition, certain ARMs may provide for an initial fixed, below-market or teaser interest rate. During this initial fixed-rate period, the payment due from the related mortgagor may be less than that of a traditional loan. However, after the teaser rate expires, the monthly payment required to be made by the mortgagor may increase significantly when the interest rate on the mortgage loan adjusts. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the mortgage-backed security into which that loan has been bundled.
Interest and Principal Only Securities Risks.
 Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of debt instruments, such as mortgage loans. In one type of stripped mortgage-backed security, one class will receive all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal from the mortgage assets (the principal-only, or “PO” class). The yield to maturity (the expected rate of return on a bond if held until the end of its lifetime) on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the assets underlying the IO class experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. PO class securities tend to decline in value if prepayments are slower than anticipated.
Inverse Floaters and Related Securities Risks.
 Investments in inverse floaters and similar instruments expose the Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters and similar instruments will typically bear an inverse relationship to short-term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise. The rate at which interest is paid on an inverse floater may vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short-term interest rate). The effect of the

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Summary of Updated Information Regarding the Fund (Cont.)

reference rate multiplier in inverse floaters is associated with greater volatility in their market values. Investments in inverse floaters and similar instruments that have mortgage-backed securities underlying them will expose the Fund to the risks associated with those mortgage-backed securities and the values of those investments may be especially sensitive to changes in prepayment rates on the underlying mortgage-backed securities.
Commercial Mortgage-Backed Securities (“CMBS”) Risks.
 CMBS include securities that reflect an interest in, or are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
REIT risk
The Fund may invest in REITs. REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Fund will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest primarily in direct fee ownership or leasehold ownership of real property and derive most of their income from rents, are generally affected by changes in the values of and incomes from the properties they own. Mortgage REITs invest mostly in mortgages on real estate, which may secure, for example, construction, development or long-term loans, and the main source of their income is mortgage interest payments. Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate, and thus may be subject to risks associated with both real estate ownership and investments in mortgage-related investments. Along with the risks common to different types of real estate-related investments, REITs, no matter the type, involve additional risk factors, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment applicable to REITs under the Internal Revenue Code of 1986, as amended (the “Code”), or an exemption under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow earned on the property interests they hold.
Equity REITs, which invest primarily in direct fee ownership or leasehold ownership of real property and derive most of their income from rents, are generally affected by changes in the values of and incomes from the properties they own. Mortgage REITs invest mostly in mortgages on real estate, which may secure, for example, construction, development or long-term loans, and the main source of their income is mortgage interest payments. Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate, and thus may be subject to risks associated with both real estate ownership and mortgage-related investments. Along with the risks common to different types of real estate-related investments, REITs, no matter the type, involve additional risk factors, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment applicable to REITs under the Code or an exemption under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow earned on the property interests they hold.
Mortgage REITs are exposed to the risks specific to the real estate market as well as the risks that relate specifically to the way in which mortgage REITs are organized and operated. Mortgage REITs receive principal and interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend credit, and are subject to the risks described under “Mortgage-Backed Securities Risk” and “Debt Securities Risk.” Mortgage REITs are also subject to significant interest rate risk. Mortgage REITs typically use leverage and many are highly leveraged, which exposes them to the risks of leverage. Leverage risk refers to the risk that leverage created from borrowing may impair a mortgage REIT’s liquidity, cause it to liquidate positions at an unfavorable time and increase the volatility of the values of securities issued by the mortgage REIT. The use of leverage may not be advantageous to a mortgage REIT. To the extent that a mortgage REIT incurs significant leverage, it may incur substantial losses if its borrowing costs increase or if the assets it purchases with leverage decrease in value.
The Fund’s investment in a REIT may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions attributable to REITs made by the Fund to Fund shareholders will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income. Certain distributions made by the Fund attributable to dividends received by the Fund from REITs may qualify as “qualified REIT dividends” in the hands of non-corporate shareholders.

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Below investment grade/high yield securities risk
Debt instruments rated below investment grade and debt instruments that are unrated and of comparable or lesser quality are predominantly speculative and considered vulnerable to nonpayment and their issuers to be dependent on favorable business, financial and economic conditions to meet their financial commitments. They are usually issued by companies without long track records of sales and earnings or by companies with questionable credit strength. These instruments, which include debt securities commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, general economic downturn, and less secondary market liquidity. This potential lack of liquidity may make it more difficult for the Fund to value these instruments accurately. An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service their debt obligations or to repay their obligations upon maturity.
Interest rate risk
Interest rate risk is the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase. Certain other investments, such as inverse floaters and certain derivative instruments, may have a negative duration. The value of instruments with a negative duration will generally decline if interest rates decrease. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. Because the Fund’s weighted average effective duration generally will fluctuate as interest rates change, the Common Share NAV and market price per share may tend to fluctuate more in response to changes in market interest rates than if the Fund invested mainly in short-term debt securities. During periods of rising interest rates, the average life of certain types of securities may extend due to lower than expected rates of pre-payments, which
could cause the securities’ durations to extend and expose the securities to more price volatility. This may lock in a below market yield, increase the security’s duration and reduce the securities’ value. In addition to directly affecting debt securities, rising interest rates also may have an adverse effect on the value of any equity securities held by the Fund. The Fund’s use of leverage will tend to increase Common Share interest rate risk. DoubleLine may use certain strategies, including investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that such strategies will be successful. Recently, there have been inflationary price movements, which have caused the fixed income securities markets to experience heightened levels of interest rate volatility and liquidity risk. The risks associated with rising interest rates may be particularly acute in the current market environment because the Federal Reserve Board recently raised rates and may continue to do so.
Yield curve risk is the risk associated with either a flattening or steepening of the yield curve. The yield curve is a representation of market interest rates of obligations with durations of different lengths. When the yield curve is “steep,” longer-term obligations bear higher rates of interest than similar shorter-term obligations; when the curve “flattens,” the difference between those interest rates is reduced. If the yield curve is “inverted,” longer term obligations bear lower interest rates than shorter term obligations. If the Fund’s portfolio is structured to perform favorably in a particular interest rate environment, a change in the yield curve could result in losses to the Fund.
Variable and floating rate debt securities are generally less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value at all or to the same extent as fixed rate instruments when interest rates decline. Inverse floating rate debt securities may decrease in value if interest rates increase.
Inverse floating rate debt securities also may exhibit greater price volatility than a fixed rate debt obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Common Shares.
Asset-backed securities investment risk
Asset-backed securities in which the Fund may invest include obligations backed by, among others, motor vehicle installment sales or installment loan contracts; home equity loans; leases of various types of real, personal and other property (including those relating to aircrafts, telecommunication, energy, and/or other infrastructure assets and infrastructure-related assets); receivables from credit card agreements; student loans; consumer loans; mobile home loans; boat loans; business and small business loans;

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Summary of Updated Information Regarding the Fund (Cont.)

project finance loans; airplane leases; and
other non-mortgage-related income
streams, such as income from renewable energy projects and franchise rights. They may also include asset-backed securities backed by whole loans or fractions of whole loans issued by alternative lending platforms and securitized by those platforms or other entities (such as third-party originators or brokers). Any of these loans may be of sub-prime quality
or made to an obligor with
a sub-prime credit
history.
Asset-backed securities involve the risk that borrowers may default on the obligations backing them and that the values of and interest earned on such investments will decline as a result. Loans made to lower quality borrowers, including those of sub-prime
quality, involve a higher risk of default. Such loans, including those made by alternative lending platforms, may be difficult to value, may have limited payment histories, and may be subject to significant changes in value over time as economic conditions change. Therefore, the values of asset-backed securities backed by lower quality loans, including those of sub-prime quality,
may suffer significantly greater declines in value due to defaults, payment delays or a perceived increased risk of default, especially during periods when economic conditions worsen. In addition, most or all securities backed by the collateral described above do not involve any credit enhancement provided by the U.S. government or any other party, and certain asset- backed securities do not have the benefit of a security interest in the related collateral.
Asset-backed securities tend to increase in value less than traditional debt securities of similar maturity and credit quality when interest rates decline, but are subject to a similar risk of decline in market value during periods of rising interest rates. Certain assets underlying asset-backed securities are subject to prepayment, which may reduce the overall return to asset-backed security holders. In a period of declining interest rates, pre-payments on
asset-backed securities may increase and the Fund may be unable to reinvest those prepaid amounts in investments providing the same rate of interest as the pre-paid obligations.
The values of asset-backed securities may also be substantially dependent on the servicing of and diligence performed by their servicers or sponsors or the originating alternative lending platforms. For example, the Fund may suffer losses due to a servicer’s, sponsor’s or platform’s negligence or malfeasance, such as through the mishandling of certain documentation affecting security holders’ rights in and to underlying collateral or the failure to update or collect accurate and complete borrower information. In addition, the values of asset-backed securities may be adversely affected by the credit quality of the servicer, sponsor or originating alternative lending platform, as applicable. Certain services, sponsors or originating alternative lending platforms may have limited operating histories to evaluate. The insolvency of a servicer, sponsor or originating alternative lending platform may result in added costs and delays in addition to losses associated with a decline in the value of underlying assets. The Fund also may experience delays in payment or losses on its investments if the full amount due on underlying collateral is not realized, which may occur because of unanticipated legal or administrative costs of enforcing the contracts, depreciation or damage to the collateral securing certain contracts, under-collateralization or other factors.
Municipal bond risk
Investing in the municipal bond market involves the risks of investing in debt securities generally and certain other risks. The amount of public information available about the municipal bonds in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund’s investment in municipal bonds may therefore be more dependent on the analytical abilities of the Adviser than its investments in taxable bonds. The secondary market for municipal bonds also tends to be less well developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell municipal bonds at attractive prices.
The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns, by litigation, legislation or political events, or by the bankruptcy of the issuer. Laws, referenda, ordinances or regulations enacted in the future by Congress or state legislatures or the applicable governmental entity could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes. Issuers of municipal securities also might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax exempt.
The Fund may invest in revenue bonds, which are typically issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Because the principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, there is no guarantee that the particular project will generate enough revenue to pay its obligations, in which case the Fund’s performance may be adversely affected.

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Interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax. The Fund does not expect to be eligible to pass the tax-exempt character
of
such
interest through to the holders of common shares of beneficial interest (“Common Shareholders”).
Foreign investing risk
Investments in foreign securities or in issuers with significant exposure to foreign markets may involve greater risks than investments in domestic securities. To the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing, and financial reporting standards. In addition, there may be limited information generally regarding factors affecting a particular foreign market, issuer, or security.
Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, corporate insiders and listed companies than does the United States and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments, and as a result investments in foreign securities may be subject to issues relating to security registration or settlement. In addition, security trading and custody practices abroad may offer less protection to investors such as the Fund. Political, social or financial instability, civil unrest, geopolitical tensions, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States which could affect the liquidity of the Fund’s portfolio. Custody practices and regulations abroad may offer less protection to investors, such as the Fund, and the Fund may be limited in its ability to enforce contractual rights or obligations.
Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund may hold various foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates with respect to the U.S. dollar or with respect to other foreign currencies or by unfavorable currency regulations imposed by foreign governments. If the Fund invests in securities issued by foreign issuers, the Fund may be subject to these risks even if the investment is denominated in United States dollars. This risk may be heightened with respect to issuers whose revenues are principally earned in a foreign currency but whose debt obligations have been issued in United States dollars or other hard currencies.
Foreign issuers may become subject to sanctions imposed by the U.S. or another country or other governmental or non-governmental
organizations, which could result in the immediate freeze of the foreign issuers’ assets or securities and/or make their securities worthless. The imposition of such sanctions, such as sanctions imposed against Russia, Russian entities and Russian individuals in 2022, could impair the market value of the securities of such foreign issuers and limit the Fund’s ability to buy, sell, receive or deliver the securities. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund.
Continuing uncertainty as to the status of the European Economic and Monetary Union (“EMU”) and the potential for certain countries to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. On January 31, 2020, the UK left the EU (commonly known as “Brexit”). An agreement between the UK and the EU governing their future trade relationship became effective January 1, 2021, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is still considerable uncertainty relating to the potential consequences of the exit, how the negotiations for new trade agreements will be conducted, and whether the UK’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on not only the UK and European economies, but the broader global economy, could be significant, potentially resulting in increased market volatility and illiquidity, political, economic, and legal uncertainty, and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Any further exits from the EU, or the possibility of such exits, or the abandonment of the euro, may cause additional market disruption globally and introduce new legal and regulatory uncertainties.
If one or more EMU countries were to stop using the euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly

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Summary of Updated Information Regarding the Fund (Cont.)

and unpredictably. In addition, securities or other investments that are redenominated may be subject to liquidity risk and the risk that the Fund may not be able to value investments accurately to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain
EMU-related
investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities
.
Emerging markets risk
Investing in emerging market countries, as compared to foreign developed markets, involves substantial additional risk due to more limited information about the issuer and/or the security; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and the risk of expropriation, nationalization or other adverse political or economic developments. Political and economic structures in many emerging market countries may undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Some emerging market countries have a greater degree of economic, political and social instability than the U.S. and other developed countries. Such social, political and economic instability could disrupt the financial markets in which the Fund invests and adversely affect the value of its investment portfolio.
Some of these countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value or prospects of an investment in such securities.
The securities markets of emerging market countries may be substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations. The limited size of many securities markets in emerging market countries and limited trading volume in issuers compared to the volume in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons other than factors that affect the quality of the securities and investments in emerging markets can become illiquid. In addition, emerging market countries’ exchanges and broker-dealers may generally be subject to less regulation than their counterparts in developed countries. Emerging market securities markets, exchanges and market participants may lack the regulatory oversight and sophistication necessary to deter or detect market manipulation in such exchanges or markets, which may result in losses to the Fund to the extent it holds investments trading in such exchanges or markets. Brokerage commissions and dealer mark-ups, custodial
expenses and other transaction costs are generally higher in emerging market countries than in developed countries. As a result, funds that invest in emerging market countries have operating expenses that are higher than funds investing in other securities markets.
The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the Securities and Exchange Commission (the “SEC”), the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. Regulatory regimes outside of the U.S. may not require or enforce corporate governance standards comparable to that of the U.S., which may result in less protections for investors in such issuers and make such issuers more susceptible to actions not in the best interest of the issuer or its investors.
Emerging market countries may have different clearance and settlement procedures than in the U.S., including significantly longer settlement cycles for purchases and sales of securities, and in certain markets there may be times when settlements fail to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, custody practices abroad may offer less protection generally to investors, such as the Fund, and satisfactory custodial services for investment securities may not be available in some emerging market countries, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when the Fund’s assets are uninvested and no return is earned thereon. The Fund’s inability to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security,

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could result in possible liability to the purchaser. The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. When debt and similar obligations issued by foreign issuers are denominated in a currency (
e.g.
, the U.S. dollar or the Euro) other than the local currency of the issuer, the subsequent strengthening of the non-local currency
against the local currency will generally increase the burden of repayment on the issuer and may increase significantly the risk of default by the issuer.
Emerging market countries have and may in the future impose capital controls, foreign currency controls and repatriation controls. In addition, some currency hedging techniques may be unavailable in emerging market countries, and the currencies of emerging market countries may experience greater volatility in exchange rates as compared to those of developed countries.
Foreign currency risk
Currency risk is the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments. Currency risk includes both the risk that currencies in which the Fund’s investments are traded and/or in which the Fund receives income, or currencies in which the Fund has taken an active investment position, will decline in value relative to other currencies. In the case of hedging positions, currency risk includes the risk that the currency the Fund is seeking exposure to will decline in value relative to the foreign currency being hedged. Currency exchange rates fluctuate significantly for many reasons, including changes in supply and demand in the currency exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, and currency controls or other political and economic developments in the U.S. or abroad. The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. A devaluation of the currency in which portfolio securities are denominated will negatively impact the value of those securities. Except as otherwise provided in the Fund’s principal investment strategies, the Fund may take derivatives (or spot) positions in currencies to which the Fund is exposed through its investments. This presents the risk that the Fund could lose money on both its currency exposure through a portfolio investment and its currency exposure through a derivatives (or spot) position. The Fund also may take overweighted or underweighted currency positions and/or hedge the currency exposure of the securities in which it has invested. The Fund may take positions in currencies different from the currencies in which its portfolio investments are denominated. As a result, the Fund’s currency exposure may differ (in some cases significantly) from the currency exposure of its investments and/or its benchmarks.
Distressed and defaulted securities risk
Distressed and defaulted securities risk refers to the uncertainty of repayment of defaulted securities (
e.g.
, a security on which a principal or interest payment is not made when due) and obligations of distressed issuers. Because the issuer of such securities is in default and/or is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or insolvency proceedings) is subject to significant uncertainties. Insolvency laws and practices in foreign markets, and especially emerging market countries, are different than those in the U.S. and the effect of these laws and practices cannot be predicted with certainty. Investments in defaulted securities and obligations of distressed issuers are considered speculative and entail high risk.
Loan risk
Investments in loans are generally subject to the same risks as investments in other types of debt obligations, including, among others, credit risk, interest rate risk, prepayment risk, and extension risk. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. This means loans are often subject to significant credit risks, including a greater possibility that the borrower will be adversely affected by changes in market or economic conditions and may default or enter bankruptcy. This risk of default will increase in the event of an economic downturn or a substantial increase in interest rates (which will increase the cost of the borrower’s debt service).
The interest rates on floating rate loans typically adjust only periodically. Accordingly, adjustments in the interest rate payable under a loan may trail prevailing interest rates significantly, especially if there are limitations placed on the amount the interest rate on a loan may adjust in a given period. Certain floating rate loans have a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level. When interest rates are low, this feature could result in the interest rates of those loans becoming fixed at the applicable minimum level until interest rates rise above that level. Although this feature is intended to result in these loans yielding more than they otherwise would when interest rates are low, the feature might also result in the prices of these loans becoming more sensitive to changes in interest rates should interest rates rise but remain below the applicable minimum level.

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Summary of Updated Information Regarding the Fund (Cont.)

In addition, investments in loans may be difficult to value and may be illiquid. Floating rate loans generally are subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of the borrower related to a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline. The secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may increase the expenses of the Fund or cause the Fund to be unable to realize the full value of its investment in the loan, resulting in a material decline in the Fund’s NAV.
During periods of severe market stress, it is possible that the market for loans may become highly illiquid. In such an event, the Fund may find it difficult to sell loans it holds, and, for loans it is able to sell in such circumstances, the trade settlement period may be longer than anticipated.
The Fund may make loans directly to borrowers or may acquire an interest in a loan by means of an assignment or a participation. In an assignment, the Fund may be required generally to rely upon the assigning financial institution to demand payment and enforce its rights against the borrower, but would otherwise be entitled to the benefit of all of the financial institution’s rights in the loan. The Fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, the Fund will generally be entitled to receive from the lending institution amounts equal to the payments of principal, interest and premium, if any, on the loan received by the institution, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution.
Investments in loans through a purchase of a loan, loan origination or a direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become owner, in whole or in part, of any collateral, which could include, among other assets, real estate or other real or personal property, and would bear the costs and liabilities associated with owning and holding or disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund as holder of a partial interest in a loan could be held liable as co-lender for
acts of the agent lender.
Loans and certain other forms of direct indebtedness may not be classified as “securities” under the federal securities laws and, therefore, when the Fund purchases such instruments, it may not be entitled to the protections against fraud and misrepresentation contained in the federal securities laws.
Additional risks of investments in loans may include:
Agent/Intermediary Risk.
 If the Fund holds a loan through another financial intermediary, as is the case with a participation, or relies on another financial intermediary to administer the loan, as is the case with most multi-lender facilities, the Fund’s receipt of principal and interest on the loan and the value of the Fund’s loan investment will depend at least in part on the credit standing of the financial intermediary and therefore will be subject to the credit risk of the intermediary. The Fund will be required to rely upon the financial intermediary from which it purchases a participation interest to collect and pass on to the Fund such payments and to enforce the Fund’s rights and may not be able to cause the financial intermediary to take what it considers to be appropriate action. As a result, an insolvency, bankruptcy or reorganization of the financial intermediary may delay or prevent the Fund from receiving principal, interest and other amounts with respect to the Fund’s interest in the loan. In addition, if the Fund relies on a financial intermediary to administer a loan, the Fund is subject to the risk that the financial intermediary may be unwilling or unable to demand and receive payments from the borrower in respect of the loan, or otherwise unwilling or unable to perform its administrative obligations.
Highly Leveraged Transactions Risk.
 The Fund may invest in loans made in connection with highly leveraged transactions. These transactions may include operating loans, leveraged buyout loans, leveraged capitalization loans and other types of acquisition financing. Those loans are subject to greater credit and liquidity risks than other types of loans. If the Fund voluntarily or involuntarily sold those types of loans, it might not receive the full value it expected.
Stressed, Distressed or Defaulted Borrowers Risk
.
 The Fund can also invest in loans of borrowers that are experiencing, or are likely to experience, financial difficulty. These loans are subject to greater credit and liquidity risks than other types of loans. In addition, the Fund can invest in loans of borrowers that have filed for bankruptcy protection or that have had involuntary bankruptcy petitions filed against them by creditors. Various laws enacted for the protection of debtors may apply to loans. A bankruptcy proceeding or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan. If a lawsuit is brought by

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creditors of a borrower under a loan, a court or a trustee in bankruptcy could take certain actions that would be adverse to the Fund. For example:

•
Other creditors might convince the court to set aside a loan or the collateralization of the loan as a “fraudulent conveyance” or “preferential transfer.” In that event, the court could recover from the Fund the interest and principal payments that the borrower made before becoming insolvent. There can be no assurance that the Fund would be able to prevent that recapture.

•	A bankruptcy court may restructure the payment obligations under the loan so as to reduce the amount to which the Fund would be entitled.

•	The court might discharge the amount of the loan that exceeds the value of the collateral.

•
The court could subordinate the Fund’s rights to the rights of other creditors of the borrower under applicable law, decreasing, potentially significantly, the likelihood of any recovery on the Fund’s investment.

Limited Information Risk.
 Because there may be limited public or other information available regarding loan investments, the Fund’s investments in such instruments may be particularly dependent on the analytical abilities of the Fund’s portfolio managers.
Interest Rate Benchmarks Risk.
 Interest rates on loans typically adjust periodically often based on changes in a benchmark rate plus a premium or spread over the benchmark rate. The benchmark rate may be LIBOR, SOFR, the Prime Rate, or other base lending rates used by commercial lenders (each as defined in the applicable loan agreement).
Some benchmark rates may reset daily; others reset less frequently. The interest rate on LIBOR- and SOFR-based loans is reset periodically, typically based on a period between 30 days and one year. Certain floating or variable rate loans may permit the borrower to select an interest rate reset period of up to one year or longer. Investing in loans with longer interest rate reset periods may increase fluctuations in the Fund’s NAV as a result of changes in interest rates. Interest rates on loans with longer periods between benchmark resets will typically trail market interest rates in a rising interest rate environment.
Certain loans may permit the borrower to change the base lending rate during the term of the loan. One benchmark rate may not adjust to changing market or interest rates to the same degree or as rapidly as another, permitting the borrower the option to select the benchmark rate that is most advantageous to it and less advantageous to the Fund. To the extent the borrower elects this option, the interest income and total return the Fund earns on the investment may be adversely affected as compared to other investments where the borrower does not have the option to change the base lending or benchmark rate.
The administrator of LIBOR no longer publishes most LIBOR settings on a representative basis and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. There are obstacles to converting certain securities and transactions to new reference rates. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined.
Restrictive Loan Covenants Risk.
 Borrowers must comply with various restrictive covenants that may be contained in loan agreements. They may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. They may include requirements that the borrower prepay the loan with any free cash flow. A break of a covenant that is not waived by the agent bank (or the lenders) is normally an event of default that provides the agent bank or the lenders the right to call the outstanding amount on the loan. If a lender accelerates the repayment of a loan because of the borrower’s violation of a restrictive covenant under the loan agreement, the borrower might default in payment of the loan.
Some of the loans in which the Fund may invest or to which the Fund may obtain exposure may be “covenant-lite.” Such loans contain fewer or less restrictive constraints on the borrower than certain other types of loans. Such loans generally do not include terms which allow the lender to monitor the performance of the borrower and declare a default or force a borrower into bankruptcy restructuring if certain criteria are breached. Under such loans, lenders typically must rely on covenants that restrict a borrower from incurring additional debt or engaging in certain actions. Such covenants can be breached only by an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, the Fund may have fewer rights against a borrower when it invests in or has exposure to such loans and so may have a greater risk of loss on such investments as compared to investments in or exposure to loans with additional or more conventional covenants.
Senior Loan and Subordination Risk.
 In addition to the risks typically associated with debt securities and loans generally, senior loans are also subject to the risk that a court could subordinate a senior loan, which typically holds a senior position in the capital structure of a borrower, to presently existing or future indebtedness or take other action detrimental to the holders of senior loans.

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Summary of Updated Information Regarding the Fund (Cont.)

The Fund’s investments in senior loans may be collateralized with one or more of (1) working capital assets, such as accounts receivable and inventory, (2) tangible fixed assets, such as real property, buildings and equipment, (3) intangible assets such as trademarks or patents, or (4) security interests in shares of stock of the borrower or its subsidiaries or affiliates. In the case of loans to a non-public company, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets they own. However, the value of the collateral may decline after the Fund buys the senior loan, particularly if the collateral consists of equity securities of the borrower or its affiliates. If a borrower defaults, insolvency laws may limit the Fund’s access to the collateral, or the lenders may be unable to liquidate the collateral. A bankruptcy court might find that the collateral securing the senior loan is invalid or require the borrower to use the collateral to pay other outstanding obligations. If the collateral consists of stock of the borrower or its subsidiaries, the stock may lose all of its value in the event of a bankruptcy, which would leave the Fund exposed to greater potential loss. As a result, a collateralized senior loan may not be fully collateralized and can decline significantly in value.
If a borrower defaults on a collateralized senior loan, the Fund may receive assets other than cash or securities in full or partial satisfaction of the borrower’s obligation under the senior loan. Those assets may be illiquid, and the Fund might not be able to realize the benefit of the assets for legal, practical or other reasons. The Fund might hold those assets until the Adviser determined it was appropriate to dispose of them. If the collateral becomes illiquid or loses some or all of its value, the collateral may not be sufficient to protect the Fund in the event of a default of scheduled interest or principal payments.
The Fund can invest in senior loans that are not secured. If the borrower is unable to pay interest or defaults in the payment of principal, there will be no collateral on which the Fund can foreclose. Therefore, these loans typically present greater risks than collateralized senior loans.
Due to restrictions on transfers in loan agreements and the nature of the private syndication of senior loans including, for example, the lack of publicly-available information, some senior loans are not as easily purchased or sold as publicly-traded securities. Some senior loans and other Fund investments are illiquid, which may make it difficult for the Fund to value them or dispose of them at an acceptable price. Direct investments in senior loans and investments in participation interests in or assignments of senior loans may be limited.
Settlement Risk.
 Transactions in many loans settle on a delayed basis, and the Fund may not receive the proceeds from the sale of such loans for a substantial period after the sale. As a result, sale proceeds related to the sale of such loans may not be available to make additional investments until potentially a substantial period after the sale of the loans.
Collateral Impairment Risk.
 Even if a loan to which the Fund is exposed is secured, there can be no assurance that the collateral will, when recovered and liquidated, generate sufficient (or any) funds to offset any losses associated with a defaulting loan. It is possible that the same collateral could secure multiple loans, in which case the liquidation proceeds of the collateral may be insufficient to cover the payments due on all the loans secured by that collateral. This risk is increased if the Fund’s loans are secured by a single asset. There can be no guarantee that the collateral can be liquidated and any costs associated with such liquidation could reduce or eliminate the amount of funds otherwise available to offset the payments due under the loan. Moreover, the Fund’s security interests may be unperfected for a variety of reasons, including the failure to make a required filing by the servicer and, as a result, the Fund may not have priority over other creditors as it expected.
Unsecured Loans Risk.
 Subordinated or unsecured loans are lower in priority of payment to secured loans and are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral.
Servicer Risk.
 The Fund’s direct and indirect investments in loans are typically serviced by the originating lender or a third-party servicer. In the event that the servicer is unable to service the loan, there can be no guarantee that a backup servicer will be able to assume responsibility for servicing the loans in a timely or cost-effective manner; any resulting disruption or delay could jeopardize payments due to the Fund in respect of its investments or increase the costs associated with the Fund’s investments.
Foreign Loan Risk.
 Loans involving foreign borrowers may involve risks not ordinarily associated with exposure to loans to U.S. entities and individuals. The foreign lending industry may be subject to less governmental supervision and regulation than exists in the U.S.; conversely, foreign regulatory regimes applicable to the lending industry may be more complex and more restrictive than those in the U.S., resulting in higher costs associated with such investments, and such regulatory regimes may be subject to interpretation or change without prior notice to investors, such as the Fund. Foreign lending may not be subject to accounting, auditing, and financial reporting standards and practices comparable to those in the U.S. Due to differences in legal systems, there may be difficulty in obtaining or enforcing a court judgment outside the United States.

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Lender Liability.
 A number of judicial decisions have upheld judgments of borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. If a loan held by the Fund were found to have been made or serviced under circumstances that give rise to lender liability, the borrower’s obligation to repay that loan could be reduced or eliminated or the Fund’s recovery on that loan could be otherwise impaired, which would adversely impact the value of that loan. In limited cases, courts have subordinated the loans of a senior lender to a borrower to claims of other creditors of the borrower when the senior lender or its agents, such as a loan servicer, is found to have engaged in unfair, inequitable or fraudulent conduct with respect to the other creditors. If a loan held by the Fund were subject to such subordination, it would be junior in right of payment to other indebtedness of the borrower
, which could adversely impact the value of that loan.
Credit default swaps risk
A credit default swap is an agreement between the Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a protection buyer, makes periodic payments, which may be based on, among other things, a fixed or floating rate of interest, to the other party, a protection seller, in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). As a credit protection seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty following certain negative credit events as to a specified third-party debtor, such as default by a U.S.
or non-U.S. corporate
issuer on its debt obligations. In return for its obligation, the Fund would receive from the counterparty a periodic stream of payments, which may be based on, among other things, a fixed or floating rate of interest, over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments, and would have no payment obligations to the counterparty. The Fund may sell credit protection in order to earn additional income and/or to take a synthetic long position in the underlying security or basket of securities.
The Fund may enter into credit default swap contracts as protection buyer in order to hedge against the risk of default on the debt of a particular issuer or basket of issuers or attempt to profit from a deterioration or perceived deterioration in the creditworthiness of the particular issuer(s) (also known as buying credit protection). This would involve the risk that the investment may expire worthless and would only generate gain in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund. The purchase of credit default swaps involves costs, which will reduce the Fund’s return.
A protection seller may have to pay out amounts following a negative credit event greater than the value of the reference obligation delivered to it by its counterparty and the amount of periodic payments previously received by it from the counterparty. When the Fund acts as a seller of a credit default swap, it is exposed to, among other things, leverage risk because if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation. Each party to a credit default swap is subject to the credit risk of its counterparty. The value of the credit default swap to each party will change, at times significantly, based on changes in the actual or perceived creditworthiness of the underlying issuer.
A protection buyer may lose its investment and recover nothing should an event of default not occur. The Fund may seek to realize gains on its credit default swap positions, or limit losses on its positions, by selling those positions in the secondary market. There can be no assurance that a liquid secondary market will exist at any given time for any particular credit default swap or for credit default swaps generally.
The parties to a credit default swap are generally required to post collateral to each other. If the Fund posts initial or periodic collateral to its counterparty, it may not be able to recover that collateral from the counterparty in accordance with the terms of the swap. In addition, if the Fund receives collateral from its counterparty, it may be delayed or prevented from realizing on the collateral in the event of the insolvency or bankruptcy of the counterparty (or of its affiliates). The Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses. There can be no assurance that the Fund will be able to exit a credit default swap position effectively when it seeks to do so.

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Summary of Updated Information Regarding the Fund (Cont.)

Hedging strategy risk
Certain of the investment techniques that the Fund may employ for hedging will expose the Fund to additional or increased risks. For example, there may be an imperfect correlation between changes in the value of the Fund’s portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund’s success in using hedge instruments is subject to the Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings, and there can be no assurance that the Adviser’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings. The Adviser is under no obligation to engage in any hedging strategies, and may, in its discretion, choose not to. Even if the Adviser desires to hedge some of the Fund’s risks, suitable hedging transactions may not be available or, if available, attractive. A failure to hedge may result in losses to the value of the Fund’s investments.
Short sales and short position risk
To the extent the Fund makes use of short sales or takes short positions for investment and/or risk management purposes, the Fund may be subject to certain risks associated with selling short. Short sales are transactions in which the Fund sells securities or other instruments that the Fund does not own. Short exposure with respect to securities or market segments may also be achieved through the use of derivative instruments, such as forwards, futures or swaps on indices or on individual securities. When the Fund engages in a short sale or short position on a security or other instrument, it may borrow the security or other instrument sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow the security and will be obligated to repay the lender of the security any dividends or interest that accrues on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Short sales and short positions expose the Fund to the risk that it may be required to cover its short position at a time when the securities underlying the short position or exposure have appreciated in value, thus resulting in a loss to the Fund. The Fund may engage in short sales when it does not own or have the right to acquire the security sold short at no additional cost. The Fund’s loss on a short sale or position theoretically could be unlimited in a case in which the Fund is unable, for whatever reason, to close out its short position. In addition, the Fund’s short selling strategies may limit its ability to benefit from increases in the markets. Short selling involves a form of financial leverage that may exaggerate any losses realized by the Fund. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.
The Fund may borrow an instrument from a broker or other institution and sell it to establish a short position in the instrument. The Fund may also enter into a derivative transaction in order to establish a short position with respect to a reference asset. The Fund may make a profit or incur a loss depending upon whether the market price of the instrument or the value of the position decreases or increases between the date the Fund established the short position and the date on which the Fund must replace the borrowed instrument or otherwise close out the transaction. An increase in the value of an instrument, index or interest rate with respect to which the Fund has established a short position will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. The loss to the Fund from a short position is potentially unlimited.
U.S. Government securities risk
Some U.S. Government securities, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. Government-sponsored enterprises may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, their obligations are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. Government securities.
In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities. The events surrounding the U.S. federal government debt ceiling and any resulting agreement (and similar political, economic and other developments) could adversely affect the Fund’s ability to achieve its investment objective. For example, a downgrade of the long-term sovereign credit rating of the U.S. could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all kinds of debt. These events and similar events in other areas of the world

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could have significant adverse effects on the economy generally and could result in significant adverse impacts on issuers of securities held by the Fund and the Fund itself. The Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio.
The Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments. In recent periods,, the values of U.S. Government securities have been affected substantially by increased demand for them around the world. Changes in the demand for U.S. Government securities may occur at any time and may result in increased volatility in the values of those securities.
Sovereign debt obligations risk
Investments in countries’ government debt obligations involve special risks. Certain countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of a country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation and, in the case of a government debtor, the extent of its foreign currency reserves or its inability to sufficiently manage fluctuations in relative currency valuations, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor’s policy towards principal international lenders such as the International Monetary Fund and the political and social constraints to which a government debtor may be subject.
Government debtors may default on their debt and also may be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may further impair such debtor’s ability or willingness to service its debts on a timely basis.
As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, the Fund may have limited (or no) legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of more senior fixed income securities, such as commercial bank debt, will not contest payments to the holders of other foreign government debt securities in the event of default under their commercial bank loan agreements. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part. In addition, foreign governmental entities may enjoy various levels of sovereign immunity, and it may be difficult or impossible to bring a legal action against a foreign governmental entity or to enforce a judgment against such an entity.
Government obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the government debt securities in which the Fund may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements, and obtaining new credit to finance interest payments. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.
Convertible securities risk
The Fund may invest in convertible securities. Convertible securities include bonds, debentures, notes, preferred stock and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities may entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged. The market value of a convertible security is a function of its investment value and its

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Summary of Updated Information Regarding the Fund (Cont.)

conversion value. A security’s investment value represents the value of the security without its conversion feature (
i.e.
, a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s conversion value is determined by multiplying the number of shares the holder is entitled to receive upon
conversion or exchange by the current price of the underlying security.
Preferred securities risk
In addition to many of the risks associated with both debt securities (
e.g.
, interest rate risk and credit risk) and common shares or other equity securities, preferred securities typically contain provisions that allow an issuer, under certain conditions, to skip (in the case of noncumulative preferred securities) or defer (in the case of cumulative preferred securities) dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions.
In addition, preferred securities typically do not provide any voting rights, except in some cases in which dividends are in arrears beyond a certain time period, which varies by issue. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be substantially less liquid than many other securities.
Portfolio management risk
Portfolio management risk is the risk that an investment strategy may fail to produce the intended results. There can be no assurance that the Fund will achieve its investment objective. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes, sectors, securities, or other investments may prove to be incorrect and may not anticipate actual market movements or the impact of economic conditions generally. No matter how well a portfolio manager evaluates market conditions, the investments a portfolio manager chooses may fail to produce the intended result, and you could lose money on your investment in the Fund.
Debt securities risk
In addition to certain of the other risks described herein such as interest rate risk and credit risk, debt securities generally also are subject to the following risks:

•
Redemption Risk—Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

•
Limited Voting Rights—Debt securities typically do not provide any voting rights, except in some cases when interest payments have not been made and the issuer is in default. Even in such cases, such rights may be limited to the terms of the debenture or other agreements.

•	Liquidity Risk—Certain debt securities may be substantially less liquid than many other securities, such as U.S. Government securities or common shares or other equity securities.

•
Spread Risk—Wider credit spreads and decreasing market values typically represent a deterioration of the debt security’s credit soundness and a perceived greater likelihood or risk of default by the issuer.

•
Extension Risk—This is the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

•
Prepayment/Reinvestment Risk—Many types of debt securities, including floating rate loans, mortgage-backed securities and asset-backed securities, may reflect an interest in periodic payments made by borrowers. Although debt securities and other obligations typically mature after a specified period of time, borrowers may pay them off sooner. When a prepayment happens, all or a portion of the obligation will be prepaid. A borrower is more likely to prepay an obligation which bears a relatively high rate of interest. This means that in times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid and
the Fund will probably be unable to reinvest those proceeds in an investment with as great a yield, causing the Fund’s yield to decline. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those investments at a premium, accelerated prepayments on those investments could cause the Fund to lose a portion of its principal investment and

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result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation, especially with respect to certain loans, mortgage-backed securities and asset-backed securities. The effect of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Income from the Fund’s portfolio may decline when the Fund invests the proceeds from investment income, sales of portfolio securities or matured, traded or called debt obligations. A decline in income received by the Fund from its investments is likely to have a negative effect on the dividend levels and market price, NAV and/or overall return of the Common Shares.

The Fund’s investments in debt securities may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, floating rate, zero coupon and inflation linked, among other things. The Fund may invest in convertible bonds, which are fixed income securities that are exercisable into other debt or equity securities, and “synthetic” convertible securities, which are created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security,
 i.e.
, an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The market value of a debt security may be affected by the credit rating of the issuer, the issuer’s performance, perceptions of the issuer in the market place, management performance, financial leverage and reduced demand for the issuer’s goods and services. There is a risk that the issuers of the debt securities in which the Fund may invest may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.
Valuation risk
Valuation risk is the risk that the Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. The valuation of the Fund’s investments involves subjective judgment and some valuations may involve assumptions, projections, opinions, discount rates, estimated data points and other uncertain or subjective amounts, all of which may prove inaccurate. In addition, the valuation of certain investments held by the Fund may involve the significant use of unobservable and non-market inputs.
Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.
Leverage risk
The Fund’s use of leverage (as described under “Leverage” in the Fund’s Investment Objective and Strategies above) creates the opportunity for increased net income and capital appreciation, but also creates special risks for Common Shareholders. There is no assurance that the Fund’s leveraging strategies will be successful. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs. The interest expense payable by the Fund with respect to its reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings and/or dividends payable with respect to any outstanding preferred shares may be based on shorter-term interest rates that periodically reset. So long as the Fund’s portfolio investments provide a higher rate of return (net of applicable Fund expenses) than the interest expenses, dividend expenses and other costs to the Fund of such leverage, the investment of the proceeds thereof should generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess would be used to pay higher dividends to Common Shareholders than if the Fund were not so leveraged. If, however, interest rates rise relative to the rate of return on the Fund’s portfolio, the interest and other costs to the Fund of leverage, including interest expenses on borrowings, the dividend rate on any outstanding preferred shares and/or the cost of the use of reverse repurchase agreements and dollar rolls or similar transactions, could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing the return to Common Shareholders.
When leverage is used, the NAV and market price of the Common Shares and the investment return to Common Shareholders will likely be more volatile. There can be no assurance that the Fund’s use of leverage will result in a higher investment return on the Common Shares, and it may result in losses. In addition, fees and expenses of any form of leverage used by the Fund will be borne entirely by the Common Shareholders and will reduce the investment return of the Common Shares.
Leverage creates several major types of risks for Common Shareholders, including:

•	the likelihood of greater volatility of NAV and market price of Common Shares, and of the investment return to Common Shareholders, than a comparable portfolio without leverage;

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Summary of Updated Information Regarding the Fund (Cont.)

•	the possibility either that Common Share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on Common Shares will fluctuate because such costs vary over time;

•
the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Common Shares; and,

•	the Fund’s creditors, counterparties to the Fund’s leveraging transactions and any preferred shareholders of the Fund will have priority of payment over the Fund’s Common Shareholders.
The use by the Fund of reverse repurchase agreements and dollar roll transactions or similar transactions to obtain leverage also involves special risks. For instance, the market value of the securities that the Fund is obligated to repurchase under a reverse repurchase agreement may decline below the repurchase price and the securities may not be returned to the Fund.
In addition to borrowings, an issuance of preferred shares, reverse repurchase agreements and/or dollar roll transactions or similar transactions, the Fund’s use of other transactions that may give rise to a form of leverage (including, among others, credit default swap contracts and other transactions, loans of portfolio securities, transactions involving derivative instruments, short sales, and when issued, delayed delivery, and forward commitment transactions) gives rise to the associated leverage risks described above, and may adversely affect the Fund’s income, distributions, and total returns to Common Shareholders. The Fund also may seek to offset derivatives positions against one another or against other assets in an attempt to manage effective market exposure resulting from derivatives in its portfolio. To the extent that any positions do not behave in relation to one another as expected by the Adviser, the Fund may perform as if it is leveraged through use of these derivative strategies.
Counterparties to the Fund’s other leveraging transactions (
e.g.
, total return swaps, reverse repurchases, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, credit default swaps, basis swaps and other swap agreements, futures and forward contracts, call and put options or other derivatives), if any, would have seniority over the Fund’s Common Shares.
Regulations or guidance issued by applicable regulators including the SEC or the Commodity Futures Trading Commission (the “CFTC”) or their staffs could, among other things, restrict the Fund’s ability to engage in leveraging and derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such leveraging and derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result.
The Fund’s ability to utilize leverage, invest in accordance with its principal investment strategies, and make distributions to Common Shareholders may also be limited by asset coverage requirements applicable to the use of certain transactions that may involve leverage, restrictions imposed by the Fund’s creditors, and guidelines or restrictions imposed by rating agencies that provide ratings for preferred shares or in connection with liquidity arrangements for preferred shares.
Because the fees received by the Adviser are based on the total managed assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities in respect of reverse repurchase agreements, dollar roll transactions or similar transactions, and borrowings), the Adviser has a financial incentive to cause the Fund to use leverage, which creates a conflict of interest between the Adviser, on the one hand, and the Common Shareholders, on the other hand.
Focused investment risk
A fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of such a fund is more susceptible to any single economic, market, political, regulatory or other occurrence affecting, for example, the particular markets, industries, regions, sectors or asset classes in which the fund is invested. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times. To the extent the Fund invests in the securities of a limited number of issuers, it is particularly exposed to adverse developments affecting those issuers, and a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers. In addition, the limited number of issuers to which the Fund may be exposed may provide the Fund exposure to substantially the same market, industry, sector, group of industries or sectors, country, region, group of countries, or asset class, which may increase the risk of loss as a result of focusing the Fund’s investments, as discussed above.

70	DoubleLine Opportunistic Credit Fund

(Unaudited) September 30, 2022

Derivatives risk
The Fund’s use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by the Adviser and may not be available at the time or price desired. Derivatives positions may also be improperly executed or constructed.
The Fund’s use of derivatives involves counterparty risk. In the event a counterparty becomes insolvent, the Fund potentially could lose all or a large portion of the value of its investment in the derivative instrument. Because most derivatives involve contractual arrangements with a counterparty, the Fund’s ability to enter into them requires a willing counterparty. The Fund’s ability to close out or unwind a derivatives position prior to expiration or maturity may also depend on the ability and willingness of the counterparty to enter into a transaction closing out the position.
Derivatives may be difficult to value and highly illiquid and/or volatile. The Fund may not be able to close out or sell a derivatives position at a particular time or at an anticipated price. Use of derivatives may affect the amount, timing and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by taxable shareholders.
The Fund may use derivatives to create investment leverage and the Fund’s use of derivatives may otherwise cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments declines. Since many derivatives involve leverage, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
When the Fund enters into a derivatives transaction as a substitute for or alternative to a direct cash investment, the Fund is exposed to the risk that the derivative transaction may not provide a return that corresponds precisely or at all with that of the underlying investment. When the Fund uses a derivative for hedging purposes, it is possible that the derivative will not in fact provide the anticipated protection, and the Fund could lose money on both the derivative transaction and the exposure the Fund sought to hedge. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.
When it enters into a derivatives position, the Fund typically will be required to post collateral or make margin payments. If markets move against the Fund’s position, the Fund may be required to post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent the Fund from pursuing its investment objective. If the Fund is unable to close out its position, it may be required to continue to make such payments until the position expires or matures. In addition, the Fund may not be able to recover the full amount of its margin from an intermediary or counterparty if that intermediary or counterparty were to experience financial difficulty.
Recent changes in regulation relating to the Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance. For instance, the U.S. government has enacted legislation that provides for regulation of the derivatives market, including clearing, margin, reporting, and registration requirements, which could restrict the Fund’s ability to engage in derivatives transactions or increase the cost or uncertainty involved in such transactions. The European Union and the United Kingdom (and some other jurisdictions) have implemented or are in the process of implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty subject to such requirements.
Rule 18f-4 under
the 1940 Act regulates a registered investment company’s use of derivative investments and certain other transactions that create future payment and/or delivery obligations by the Fund. This new rule became operative in August 2022. Among other things,
Rule 18f-4
requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based
limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Any funds that use derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount is not subject to the full requirements of
Rule 18f-4. In
addition, Rule
18f-4
may restrict the Fund’s ability to engage in certain derivatives transactions and certain other transactions and/or increase the cost of such transactions, which could adversely impact the value or performance of the Fund. Limits or restrictions applicable to the counterparties or issuers, as applicable, with which the Fund may engage in derivative transactions could also limit or prevent the Fund from using certain instruments.

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Summary of Updated Information Regarding the Fund (Cont.)

Counterparty risk
The Fund will be subject to credit risk presented by another party (whether a clearing member or clearing house in the case of exchange-traded or cleared instruments or another third party in the case of over-the-counter instruments)
that promises to honor an obligation to the Fund with respect to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into by the Fund. If such a party becomes bankrupt or insolvent or otherwise fails or is unwilling to perform its obligations to the Fund due to financial difficulties or for other reasons, the Fund may experience significant losses or delays in, or may be prevented from, realizing on any collateral the counterparty has provided in respect of the counterparty’s obligations to the Fund or recovering collateral that the Fund has provided and is entitled to recover. In addition, in the event of the bankruptcy, insolvency or other event of default (
e.g.
, cross-default) of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will likely be treated as a general creditor of such counterparty. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Counterparty risk with respect to certain exchange-traded and over-the-counter derivatives
may be further complicated by global financial reform legislation. Subject to certain U.S. federal income tax limitations, the Fund is not subject to any limit with respect to the number or the value of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small number of counterparties, it will be subject to increased counterparty risk.
New regulatory requirements may also limit the ability of the Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under relatively new special resolution regimes adopted in the United States, the European Union, the United Kingdom, and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union or the United Kingdom, the liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).
Structured products and structured notes risk
Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. Structured products include, among other things, CDOs, mortgage-backed securities, other types of asset-backed securities and certain types of structured notes.
The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products indirectly bear risks associated with the underlying investments, index or reference obligation, and are subject to counterparty risk. The Fund generally has the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses.
Structured products are generally privately offered and sold, and thus, are not registered under the securities laws. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from underlying investments will not be adequate to make interest or other payments; (ii) the quality of the underlying investments may decline in value or default; (iii) the possibility that the security may be subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

72	DoubleLine Opportunistic Credit Fund

(Unaudited) September 30, 2022

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or another industry standard floating rate), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.
Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. In the case of structured notes where the reference instrument is a debt instrument, such as credit-linked notes, the Fund will be subject to the credit risk of the issuer of the reference instrument and the issuer of the structured note.
Equity securities, small-
and mid-capitalization companies
and related market risk
The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than bonds and other debt securities.
Confidential information access risk
In managing the Fund, the Adviser may seek to avoid the receipt of material, non-public information
(“Confidential Information”) about the issuers of floating rate loans or other investments being considered for acquisition by the Fund or held in the Fund’s portfolio if the receipt of the Confidential Information would restrict one or more of the Adviser’s clients, including, potentially, the Fund, from trading in securities they hold or in which they may invest. In many instances, issuers offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s loans or other securities. In circumstances when the Adviser declines to receive Confidential Information from these issuers, the Fund may be disadvantaged in comparison to other investors, including with respect to evaluating the issuer and the price the Fund would pay or receive when it buys or sells those investments, and the Fund may not take advantage of investment opportunities that it otherwise might have if it had received such Confidential Information. Further, in situations when the Fund is asked, for example, to grant consents, waivers or amendments with respect to such investments, the Adviser’s ability to assess such consents, waivers and amendments may be compromised. In certain circumstances, the Adviser may determine to receive Confidential Information, including on behalf of clients other than the Fund. Receipt of Confidential Information by the Adviser could limit the Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities on behalf of the Fund, potentially for a substantial period of time.
Other investment companies risk
As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may use leverage, in which case an investment would subject the Fund to additional risks associated with leverage.
Restricted securities, Rule 144A/Regulation S securities risk
The Fund may hold securities that the Fund is prevented or limited by law or the terms of an agreement from selling (a “restricted security”). To the extent that the Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time and the Fund may be unable to dispose of the security promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility. Limitations on the resale of restricted securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

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Summary of Updated Information Regarding the Fund (Cont.)

Inflation/deflation risk
Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Recently, inflation rates in the United States and elsewhere have been increasing. There can be no assurance that this trend will not continue or that efforts to slow or reverse inflation will not harm the economy and asset values. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Liquidity risk
Liquidity risk is the risk that the Fund may invest in securities that trade in lower volumes and may be less liquid than other investments or that the Fund’s investments may become less liquid in response to market developments or adverse investor perceptions. Illiquidity may be the result of, for example, low trading volumes, lack of a market maker, or contractual or legal restrictions that limit or prevent the Fund from selling securities or closing positions. When there is no willing buyer and investments cannot be readily sold or closed out, the Fund may have to sell an investment at a substantially lower price than the price at which the Fund last valued the investment for purposes of calculating its NAV or may not be able to sell the investments at all, each of which would have a negative effect on the Fund’s performance and may cause the Fund to hold an investment longer than the Adviser would otherwise determine. In addition, if the Fund sells investments with extended settlement times (
e.g.
, certain kinds of loans), the settlement proceeds from the sales will not be available to the Fund for a substantial period of time. The Fund may be forced to sell other investment positions with shorter settlement cycles when the Fund would not otherwise have done so, which may adversely affect the Fund’s performance. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions (
e.g.
, if interest rates rise or fall significantly, if there is significant inflation or deflation, increased selling of debt securities generally across other funds, pools and accounts, changes in investor perception, or changes in government intervention in the financial markets) independent of any specific adverse changes in the conditions of a particular issuer. In such cases, shares of the Fund, due to the difficulty in purchasing and selling such securities or instruments, may decline in value or the Fund may be unable to achieve its desired level of exposure to a certain issuer or sector. During periods of substantial market disruption, a large portion of the Fund’s assets could potentially experience significant levels of illiquidity. The values of illiquid investments are often more volatile and may be more difficult to fair value than those of more liquid comparable investments.
Market disruption and geopolitical risk
Various market risks can affect the price or liquidity of an issuer’s securities in which the Fund may invest. Returns from the securities in which the Fund invests may underperform returns from the various general securities markets. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). During periods of severe market stress, it is possible that the market for certain investments held by the Fund, such as loans, may become highly illiquid. In such an event, the Fund may find it difficult to sell the investments it holds, and, for those investments it is able to sell in such circumstances, the sale price may be significantly lower than, and the trade settlement period may be longer than, anticipated.
Events surrounding
the COVID-19 pandemic
have contributed to, and may continue to contribute to, significant market volatility, reductions in economic activity, market closures, and declines in global financial markets. These effects and the effects of other infectious illness outbreaks, epidemics or pandemics may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. Governmental responses may exacerbate other pre-existing
political, social, economic, market and financial risks. These events may have a significant adverse effect on the Fund’s performance and on the liquidity of the Fund’s investments and have the potential to impair the ability of the Adviser or the Fund’s other service providers to serve the Fund and could lead to operational disruptions that negatively impact the Fund.
Markets may, in response to governmental actions or intervention, or general market conditions, including real or perceived adverse political, economic or market conditions, tariffs and trade disruptions, inflation, recession, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may have to sell securities at times when it would otherwise not do so, and potentially at unfavorable prices. Securities may be difficult to value during such periods. Market risk involves the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its

74	DoubleLine Opportunistic Credit Fund

(Unaudited) September 30, 2022

investments go up or down. During periods of severe market stress, it is possible that the market for some or all of the Fund’s investments may become highly volatile and/or illiquid. In such an event, the Fund may find it difficult to sell some or all of its investments and, for certain assets, the trade settlement period may be longer than anticipated. The fewer the number of issuers in which the Fund invests and/or the greater the use of leverage, the greater the potential volatility of the Fund’s portfolio. Recently, there have been inflationary price movements, which have caused the fixed income securities markets to experience heightened levels of interest rate volatility and liquidity risk.
The United States government and the Federal Reserve and foreign governments and central banks may take steps to support financial markets. They might, for example, take steps to support markets and economic activity generally and to set or maintain low interest rates, such as by purchasing bonds or making financing broadly available to investors. Such actions may be intended to support certain asset classes or segments of the markets, but not others, and can have disproportionate, adverse, and unexpected effects on some asset classes or sectors, including those in which the Fund invests. For example, efforts by governments to provide debt relief to certain consumers or market participants or to support certain aspects of the market could significantly and adversely affect the value of the Fund’s investments, the Fund’s earnings, or the Fund’s risk profile, and have other unintended or unexpected effects. Other measures taken by governments and regulators, including, for example, steps to reverse, withdraw, curtail or taper such activities, could have a material adverse effect on prices for the Fund’s portfolio of investments and on the management of the Fund. The withdrawal of support, failure of efforts in response to a financial or other crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of the Fund’s investments.
Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation also may change the way in which the Fund or the Adviser are regulated. Such legislation, regulation, or other government action could limit or preclude the Fund’s ability to achieve its investment objective and affect the Fund’s performance.
Political, social or financial instability, civil unrest, geopolitical tensions, wars, natural disasters and acts of terrorism are other potential risks that could adversely affect the Fund’s investments or markets generally. In addition, political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect the Fund’s investments in issuers located in, doing business in or with assets in such countries. Any or all of the risks described herein can increase some or all of the other risks associated with the Fund’s investments, including, among others, counterparty risk, debt securities risks, liquidity risk, and valuation risk.
Continuing uncertainty as to the status of the euro and the European Economic and Monetary Union (“EMU”) and the potential for certain countries (such as those in the UK) to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. In January 2020, the United Kingdom withdrew from the EU. During an
11-month
transition period, the UK and the EU agreed to a Trade and Cooperation Agreement which sets out the agreement for certain parts of the future relationship between the EU and the UK from January 1, 2021. The Trade and Cooperation Agreement does not include an agreement on financial services which is yet to be agreed. From January 1, 2021, EU law ceased to apply in the UK. However, many EU laws have been transposed into English law and these transposed laws will continue to apply until such time as they are repealed, replaced or amended. Depending on the terms of any future agreement between the EU and the UK on financial services, substantial amendments to English law may occur. Significant uncertainty remains in the market regarding the ramifications of these developments, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict. The markets may be further disrupted and adversely affected by the withdrawal at various times given the uncertainty surrounding the country’s trade, financial, and other arrangements.
Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia, certain Russian individuals, banking entities and corporations, and Belarus as a response to Russia’s invasion of Ukraine, and may impose sanctions on other countries that provide military or economic support to Russia. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions, including cyber attacks) are impossible to predict, but could result in significant market disruptions, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure to Russian issuers or issuers in other countries affected by the invasion.

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Summary of Updated Information Regarding the Fund (Cont.)

The Fund may continue to issue additional shares and to make additional investments in instruments in accordance with the Fund’s principal investment strategies to strive to meet the Fund’s investment objective under all
types of market conditions, including unfavorable market conditions.
Portfolio turnover risk
The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as portfolio turnover. Portfolio turnover generally involves a number of direct and indirect costs and expenses to the Fund, including, for example, brokerage commissions, dealer mark-ups and
bid/ask spreads, and transaction costs on the sale of securities and reinvestment in other securities, and may result in the realization of taxable capital gains (including short-term capital gains, which are generally taxable to shareholders subject to tax at ordinary income rates).
Portfolio turnover risk includes the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.
Legal and regulatory risk
Legal, tax and regulatory changes (which may apply with retroactive effect) could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the Internal Revenue Service (“IRS”), the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies have implemented or are implementing a variety of rules pursuant to financial reform legislation in the United States. The EU, the United Kingdom and some other jurisdictions have implemented or are implementing similar requirements. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.
In addition, the securities and derivatives markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized under these statutes, regulations and otherwise to take extraordinary actions in the event of market emergencies. The Fund and the Adviser have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Fund and the Adviser will continue to be eligible for such exemptions.
The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain de minimis threshold and may adopt (pursuant to recent proposals) rules requiring monthly public disclosure in the future. In addition, other
non-U.S.
jurisdictions where the Fund may trade have adopted reporting requirements. If the Fund’s short positions or its strategy become generally known, it could have a significant effect on the Adviser’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a short squeeze in the securities held short by the Fund forcing the Fund to cover its positions at a loss. Such reporting requirements may also limit the Adviser’s ability to access management and other personnel at certain companies where the Adviser seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically. Such events could make the Fund unable to execute its investment strategy.
The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on new or increases in short sales of certain securities, including short positions on such securities acquired through swaps, in response to market events. Bans on short selling and such short positions may make it impossible for the Fund to execute certain investment strategies and may have a material adverse effect on the Fund’s ability to generate returns.
Rules implementing the credit risk retention requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) for asset-backed securities require the sponsor of certain securitization vehicles (or a majority owned affiliate of such sponsor) to retain, and to refrain from transferring, selling, conveying to a third party, or hedging the credit risk on a portion of the assets transferred, sold, or conveyed through the issuance of the asset-backed securities of such vehicle, subject to certain exceptions. These requirements may increase the costs to originators, securitizers, and, in certain cases, collateral managers of securitization vehicles in which the Fund may invest, which costs could be passed along to the Fund as an investor in such vehicles. In addition, the costs imposed by the risk retention rules on originators, securitizers and/or collateral managers may result in a reduction of the number of new offerings of asset-backed securities and thus in fewer investment opportunities for the Fund. A reduction in the number of new securitizations could also reduce liquidity in the markets for certain types of financial assets that are typically held by securitization vehicles, which in turn could negatively affect the returns on the Fund’s investment in asset-backed securities.

76	DoubleLine Opportunistic Credit Fund

(Unaudited) September 30, 2022

Anti-takeover provisions risk
The Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status.
These provisions in the Declaration of Trust could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares or at NAV.
Collateralized debt obligations risk
CDOs include CBOs, CLOs, and other similarly structured securities. A CBO is a trust which may be backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, second lien loans or other types of subordinate loans, and mezzanine loans, including loans that may be rated below investment grade or equivalent unrated loans and including loans that may be covenant-lite. CDOs may charge management fees and administrative expenses. The cash flows from the CDO trust are generally split into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Holders of interests in the senior tranches are entitled to the lowest interest rate payments but those interests generally involve less credit risk as they are typically paid before junior tranches. The most junior tranches, such as equity tranches, typically are entitled to be paid the highest interest rate payments but suffer the highest risk of loss should the holder of an underlying debt instrument default. If some debt instruments go into default and the cash collected by the CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has higher ratings and lower potential yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CDO securities as a class.
The risks of an investment in a CDO depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, there may be a limited secondary market for investments in CDOs and such investments may be illiquid. In addition to the risks associated with debt instruments (
e.g.
, interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Real estate risk
The value of the Fund’s portfolio could change in light of factors affecting the real estate sector. Factors affecting real estate values include the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and, regional, and general market conditions. The value of real estate-related investments also may be affected by changes in interest rates, macroeconomic developments, and social and economic trends.
To the extent that the Fund invests in real estate related investments, including REITs, real estate-related loans or real-estate linked derivative instruments, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. To the extent that the Fund invests in REITs, it will also be subject to the risk that a REIT may default on its obligations or go bankrupt. By investing in REITs indirectly through the Fund, a shareholder will indirectly bear his or her proportionate share of the expenses of the REITs. The Fund’s investments in REITs could cause the Fund to recognize income in excess of cash received from those securities and, as a result, the Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make distributions. An investment in a REIT or a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for the favorable tax treatment applicable to REITs under the Code. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Annual Report	|	September 30, 2022	77

Summary of Updated Information Regarding the Fund (Cont.)

Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time- consuming. Finally, private REITs are not traded on a national securities exchange. As such, these products may be illiquid. This reduces the ability of the Fund to redeem its investment early. Private REITs are also generally harder to value and may bear higher fees than public
REITs
.
Risks related to the Fund’s clearing broker and central clearing counterparty
Transactions in some types of derivatives, including futures, options on futures, and certain swaps (including interest rate swaps and index credit default swaps) are required to be (or are capable of being) centrally cleared. In a transaction involving those derivatives (“cleared derivatives”), the Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house. There is a risk that assets deposited by the Fund with any clearing member as margin for cleared derivatives may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. Similarly, all customer funds held by a clearing member and/or at a clearing house in connection with any cleared derivates are generally held on a commingled omnibus basis and are not identified to the name of the clearing member’s individual customers. In the event of the bankruptcy or insolvency of a clearing member or clearing house, the Fund might experience a loss of funds deposited through its clearing member as margin with the clearing house, a loss of unrealized profits on its open positions, and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before the Fund could obtain the return of funds owed to it by a clearing member who was a member of such clearing house.
In some ways, cleared derivative arrangements are less favorable to funds than bilateral arrangements. For example, the Fund may be required to provide more margin for cleared derivatives positions than for bilateral derivatives positions. Also, in contrast to a bilateral derivatives position, following a period of notice to the Fund, a clearing member generally can require termination of an existing cleared derivatives position at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of the Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose the Fund to greater credit risk to its clearing member because margin for cleared derivatives positions in excess of a clearing house’s margin requirements may be held by the clearing member. Also, the Fund is subject to risk if it enters into a swap that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and/or loss of hedging protection, or could realize a loss. In addition, the documentation governing the relationship between the Fund and clearing members is drafted by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation.
Tax risk
The Fund has elected to be treated as a regulated investment company (“RIC”) under the Code and intends each year to qualify and be eligible to be treated as such. If the Fund qualifies as a RIC, it generally will not be subject to U.S. federal income tax on its net investment income or net short-term or long-term capital gains, distributed (or deemed distributed) to shareholders, provided that, for each taxable year, the Fund distributes (or is treated as distributing) to its shareholders an amount equal to or exceeding 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses). The Fund intends to distribute all or substantially all of its investment company taxable income and net capital gain each year. In order for the Fund to qualify as a RIC in any taxable year, the Fund must meet certain asset diversification tests and at least 90% of its gross income for such year must be certain types of qualifying income. If for any taxable year the Fund were to fail to meet the income or diversification test described above, the Fund could in some cases cure the failure, including by paying a fund-level tax and, in the case of a diversification test failure, disposing of certain assets. Some of the income and gain that the Fund may recognize, such as income and gain from real estate assets received upon foreclosure of a loan held by the Fund, generally does not constitute qualifying income, and whether certain other income and gain that the Fund may recognize constitutes qualifying income is not certain. The Fund’s investments therefore may be limited by the Fund’s intention to qualify as a RIC and may bear on the Fund’s ability to so qualify.

78	DoubleLine Opportunistic Credit Fund

(Unaudited) September 30, 2022

If the Fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a RIC accorded special tax treatment in any taxable year, it would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level and, when such income is distributed, to a further tax as dividends at the shareholder level to the extent of the Fund’s current
or accumulated earnings and profits.
Repurchase agreements risk
In the event of a default or bankruptcy by a selling financial institution under a repurchase agreement, the Fund will seek to sell the underlying security serving as collateral. However, this could involve certain costs or delays, and, to the extent that proceeds from any sale were less than the repurchase price, the Fund could suffer a loss.
Zero-coupon bond risk
Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically.
Because zero-coupon bonds
do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though the investments do not make any current interest payments. Thus, it may be necessary at times for the Fund to liquidate other investments in order to satisfy its distribution requirements under the Code.
LIBOR
Phase-Out
Transition Risk
LIBOR is the offered rate at which major international banks can obtain wholesale, unsecured funding, and LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies. LIBOR may be a significant factor in relation to the Fund’s payment obligations under a derivative investment, the cost of financing to the Fund or an investment’s value or return to the Fund, and may be used in other ways that affect the Fund’s investment performance. In July 2017, the Financial Conduct Authority (“FCA”), the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR to new reference rates, including, for example, SOFR or another rate based on SOFR but there are obstacles to converting certain securities and transactions to a new reference rates. Markets are developing slowly and questions around liquidity in these new rates and how to appropriately mitigate any economic value transfer at the time of transition remain a significant concern. For example, there are significant differences between LIBOR and SOFR, such as LIBOR being an unsecured lending rate while SOFR is a secured lending rate. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all instruments have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the Fund. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Fund’s performance, market price or NAV.
Unrated securities risk
Unrated securities (which are not rated by a rating agency) may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security’s comparative credit rating and value. To the extent that the Fund invests in unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Adviser’s creditworthiness analysis than if the Fund invested exclusively in rated securities. Some or all of the unrated instruments in which the Fund may invest will involve credit risk comparable to or greater than that of rated debt securities of below investment grade quality.
Operational and information security risks
The Fund and its service providers depend on complex information technology and communications systems to conduct business functions, making them susceptible to operational and information security risks. Any problems relating to the performance and

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Summary of Updated Information Regarding the Fund (Cont.)

effectiveness of security procedures used by the Fund or its service providers to protect the Fund’s assets, such as algorithms, codes, passwords, multiple signature systems, encryption and telephone call-backs, may have an adverse impact on an investment in the Fund. For example, design or system failures or malfunctions, human error, faulty software or data processing systems, power or communications outages, acts of God, or cyber-attacks may lead to operational disruptions and potential losses to the Fund. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund or its Adviser, custodian, fund accountant, fund administrator, transfer agent, pricing vendors and/or other third party service providers may adversely impact the Fund and its shareholders. For instance, cyber-attacks or other operational issues may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Fund also may incur substantial costs for cybersecurity risk management in order to guard against any cyber incidents in the future.
Furthermore, as the Fund’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. In general, cyber-attacks result from deliberate attacks but unintentional events may have effects similar to those caused by cyber-attacks. Additionally, outside parties may attempt to fraudulently induce employees of the Fund or the Adviser or its service providers to disclose sensitive information in order to gain access to the Fund’s infrastructure Similar types of risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value. In addition, cyber- attacks involving a counterparty to the Fund could affect such a counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. In addition, the adoption of work-from-home arrangements by the Fund, the Adviser or its service providers could increase all of the above risks, create additional data and information accessibility concerns, and make the Fund, the Adviser or its service providers more susceptible to operational disruptions, any of which could adversely impact their operations. While the Fund or its service providers may have established business continuity plans and systems designed to guard against such operational failures and cyber-attacks and the adverse effects of such events, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified, in large part because different, evolving or unknown threats or risks may emerge in the future. The Adviser and the Fund do not control the business continuity and cybersecurity plans and systems put in place by third-party service providers, and such third-party service providers may have no or limited indemnification obligations to the Adviser or the Fund.
Fund Organizational Structure
At a meeting on May 19, 2022, the Board of Trustees (the “Board”) adopted Amended and Restated Bylaws, dated May 19, 2022 (the “Amended and Restated Bylaws”).
Among other changes, the Amended and Restated Bylaws establish certain minimum qualifications for individuals nominated, elected, appointed, and/or qualified to serve as Trustees, including additional qualifications specific to serving as a Trustee who is not an interested person (as defined in the Investment Company Act of 1940) of the Fund. The Amended and Restated Bylaws also authorize the Board to require Trustees and nominees for election to the Board to agree to comply with such policies relating to corporate governance, business ethics, confidentiality, and other matters as the Board may establish in its discretion.
The Amended and Restated Bylaws require persons desiring to bring shareholder proposals or nominations before an annual meeting of shareholders to provide longer advance notice to the Fund than did the existing Bylaws. The Amended and Restated Bylaws also require compliance with additional procedural and informational requirements in connection with the advance notice of shareholder proposals or nominations, including, for example, information that may be relevant to assessing an individual’s qualifications to serve as a Trustee and his or her investment alignment with other shareholders of the Fund. The Amended and Restated Bylaws require that a shareholder making a proposal or nomination to be considered at a meeting of shareholders must have held shares of the Fund for at least one year at the time of delivering notice of the proposal or nomination. Any shareholder considering making a proposal or nomination should carefully review and comply with those and the other provisions of the Amended and Restated Bylaws.
The Amended and Restated Bylaws provide that, with respect to an election of Trustees, a nominee receiving the affirmative vote of a plurality of the shares voted at any meeting at which a quorum as to the election of Trustees is present shall be elected, except that, with respect to a Contested Election, a nominee receiving the affirmative vote of a majority of the shares outstanding and entitled to vote with respect to the election of Trustees at any meeting at which a quorum as to the election of Trustees is present shall be elected (the “Majority Voting Standard”). A “Contested Election” means any election of Trustees in which the number of

80	DoubleLine Opportunistic Credit Fund

(Unaudited) September 30, 2022

persons nominated for election as Trustees with respect to a given class or series of shares in accordance with the Amended and Restated Bylaws exceeds the number of Trustees to be elected with respect to such class or series, with the determination that any election of Trustees is a Contested Election to be made by the Secretary or any Assistant Secretary of the Fund prior to such election of Trustees. The Amended and Restated Bylaws provide that, in the event that a current Trustee is not reelected and no successor to such Trustee is elected and qualified (in either case, because the required vote or quorum is not obtained or for any other reason), that current Trustee shall continue to serve as a Trustee and remain a member of the relevant class of Trustees, holding office for an additional three-year term.
The provisions of the Amended and Restated Bylaws described above may have the effect of delaying a change of control of the Fund.
The preceding discussion is only a high-level summary of certain aspects of the Amended and Restated Bylaws, and is qualified in its entirety by reference to the Amended and Restated Bylaws. Shareholders should refer to the Amended and Restated Bylaws for more information. A copy of the Amended and Restated Bylaws is filed as an exhibit to this Form N-CSR. The Amended and Restated Bylaws also may be obtained at no charge by calling 1 (877) DLINE 11 / 1 (877) 354-6311.

Annual Report	|	September 30, 2022	81

Portfolio Managers	(Unaudited) September 30, 2022

The portfolio managers for the Fund are Jeffrey E. Gundlach, Andrew Hsu and Ken Shinoda.
Mr. Gundlach has served as a portfolio manager for the Fund since the Fund’s inception. Messrs. Hsu and Shinoda have served as portfolio managers for the Fund since April 30, 2020. Since the Fund’s last annual report to shareholders, there have been no changes in the persons who are primarily responsible for the day-to-day
management of the Fund’s portfolio.
Information About Proxy Voting
Information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling
877-DLine11
(877-354-6311)
or email fundinfo@doubleline.com and on the SEC’s website at www.sec.gov.
A description of the Fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling
877-DLine11
(877-354-6311)
or email fundinfo@doubleline.com; and (ii) on the SEC’s website at www.sec.gov.
Information About Portfolio Holdings
The Fund intends to disclose its portfolio holdings on a quarterly basis by posting the holdings on the Fund’s website. The disclosure will be made by posting the Annual, Semi-Annual and Part F of Form
N-PORT
filings on the Fund’s website.
The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form
N-PORT.
When available, the Fund’s Part F of Form
N-PORT
(and Form
N-Q
prior to March 31, 2019) is available on the SEC’s website at www.sec.gov.
Householding—Important Notice Regarding Delivery of Shareholder Documents
In an effort to conserve resources, the Fund intends to reduce the number of duplicate Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free
877-DLine11
(877-354-6311)
to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.
Fund Certification
The Fund is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund filed with the SEC the certification of its chief executive officer and principal financial officer required by section 302 of the Sarbanes-Oxley Act.

82	DoubleLine Opportunistic Credit Fund

Dividend Reinvestment Plan	(Unaudited) September 30, 2022

Unless the registered owner of Common Shares elects to receive cash by contacting U.S. Bancorp Fund Services, LLC (the “Plan Administrator”), all dividends, capital gains and returns of capital, if any, declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions payable in cash directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by providing notice in writing to the Plan Administrator at least 5 days prior to the dividend/distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.
Whenever the Fund declares an income dividend, a capital gain distribution or other distribution (collectively referred to as “dividends”) payable either in shares or cash, non-participants
in the Plan will receive cash and participants in the Plan will receive a number of Common Shares, determined in accordance with the following provisions. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open- Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the market price per Common Share plus estimated brokerage trading fees is equal to or greater than the NAV per Common Share (such condition is referred to here as “market premium”), the Plan Administrator shall receive Newly Issued Common Shares, including fractions of shares from the Fund for each Plan participant’s account. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the date of issuance; provided that, if the NAV per Common Share is less than or equal to 95% of the current market value on the date of issuance, the dollar amount of the Dividend will be divided by 95% of the market price per Common Share on the date of issuance for purposes of determining the number of shares issuable under the Plan. If, on the payment date for any Dividend, the NAV per Common Share is greater than the market value plus estimated brokerage trading fees (such condition being referred to here as a “market discount”), the Plan Administrator will seek to invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.
In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an
“ex-dividend”
basis or in no event more than 30 days after the record date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. If the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open- Market Purchases and may instead receive the Newly Issued Common Shares from the Fund for each participant’s account, in respect of the uninvested portion of the Dividend, at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.
The Plan Administrator maintains all registered shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator in non-certificated
form in the name of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.
In the case of Common Shares owned by a beneficial owner but registered with the Plan Administrator in the name of a nominee, such as a bank, a broker or other financial intermediary (each, a “Nominee”), the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the Nominee as participating in the Plan. The Plan Administrator will not take instructions or elections from a beneficial owner whose Common Shares are registered with the Plan Administrator in the name of a Nominee. If a beneficial owner’s Common Shares are held through a Nominee and are not registered with the Plan Administrator as participating in the Plan, neither the beneficial owner nor the Nominee will be participants in or have distributions reinvested under the Plan with respect to those Common Shares. If a beneficial owner of

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Dividend Reinvestment Plan (Cont.)

Common Shares held in the name of a Nominee wishes to participate in the Plan, and the Shareholder’s Nominee is unable or unwilling to become a registered shareholder and a Plan participant with respect to those Common Shares on the beneficial owner’s behalf, the beneficial owner may request that the Nominee arrange to have all or a portion of his or her Common Shares registered with the Plan Administrator in the beneficial owner’s name so that the beneficial owner may be enrolled as a participant in the Plan with respect to those Common Shares. Please contact your Nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Administrator in the name of one Nominee may not be able to transfer the shares to another firm or Nominee and continue to participate in the Plan.
There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of dividends payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence, questions, or requests for additional information concerning the Plan should be directed to the Plan Administrator by calling toll-free
877-DLine11
(877-354-6311)
or by writing to U.S. Bancorp Fund Services, LLC at P.O. Box 701, Milwaukee, WI 53201. Be sure to include your name, address, daytime phone number, Social Security or tax I.D. number and a reference to DoubleLine Opportunistic Credit Fund on all correspondence.
The Plan Administrator accepts instructions only from the registered owners of accounts. If you purchased or hold your Fund shares through an intermediary, in most cases your intermediary’s nominee will be the registered owner with the Fund. Accordingly, questions regarding your participation in the Plan or the terms of any reinvestments should be directed to your intermediary in the first instance.

84	DoubleLine Opportunistic Credit Fund

DoubleLine Privacy Policy Notice	(Unaudited) September 30, 2022

What Does DoubleLine Do With Your Personal Information?
This notice provides information about how DoubleLine (“we” and “our”) collects, shares, and protects your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.
Why do we need your personal information?
All financial companies need to share customers’ personal information to run their everyday businesses, to appropriately tailor the services offered to you (where applicable), and to comply with our regulatory obligations. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’
non-public
personal information to any third parties. DoubleLine uses its customers’
non-public
personal information primarily to complete financial transactions that its customers request (where applicable), to make its customers aware of other financial products and services offered by a DoubleLine affiliated company, and to satisfy obligations we owe to regulatory bodies.
Information we may collect
We may collect various types of personal data about you, including:

•
Your personal identification information, which may include your name and passport information, your IP address, politically exposed person (“PEP”) status, and such other information as may be necessary for us to provide our services to you and to complete our customer due diligence process and discharge anti-money laundering obligations;

•	Your contact information, which may include postal address and e-mail address and your home and mobile telephone numbers;
•	Your family relationships, which may include your marital status, the identity of your spouse and the number of children that you have;
•
Your professional and employment information, which may include your level of education and professional qualifications, your employment, employer’s name and details of directorships and other offices which you may hold; and

•
Financial information, risk tolerance, sources of wealth and your assets, which may include details of shareholdings and beneficial interests in financial instruments, your bank details and your credit history.

Where do we obtain your personal information?
DoubleLine may collect
non-public
information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.
Information Collected from Websites
Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Our websites may contain links are maintained or controlled by third parties, each of which has privacy policies which may differ, in some cases significantly, from the privacy policies described in this notice. Please read the privacy policies of such third parties and understand that accessing their websites is at your own risk. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.
We also use web analytics services, which currently include but are not limited to Google Analytics and Adobe Analytics. Such web analytics services use cookies and similar technologies to evaluate visitor’s use of the domain, compile statistical reports on domain activity, and provide other services related to our websites. For more information about Google Analytics, or to opt out of Google Analytics, please go to https://tools.google.com/dlpage/gaoptout. For more information about Adobe Analytics, or to opt out of Adobe Analytics, please go to:
http://www.adobe.com/privacy/opt-out.html

Annual Report	|	September 30, 2022	85

DoubleLine Privacy Policy Notice (Cont.)

How and why we may share your information
DoubleLine does not disclose any
non-public
personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•
It may be necessary for DoubleLine to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide to the Funds or you. For example, it might be necessary to do so in order to process transactions and maintain accounts.

•
DoubleLine will release any of the
non-public
information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.

•
In order to alert a customer to other financial products and services offered by an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public
personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling (213)
633-8200.
If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public
personal information.
Notice related to the California Consumer Privacy Act (CCPA) and to “natural persons” residing in the State of California
DoubleLine collects and uses information that identifies, describes, references, links or relates to, or is associated with, a particular consumer or device (“Personal Information”). Personal Information we collect from our customers, website visitors and consumers is covered under the Gramm-Leach-Bliley Act and is therefore excluded from the scope of the California Consumer Privacy Act (CCPA).
Notice to “natural persons” residing in the European Economic Area (the “EEA”)
If you reside in the EEA, we may transfer your personal information outside the EEA, and will ensure that it is protected and transferred in a manner consistent with legal requirements applicable to the information. This can be done in a number of different ways, for instance:

•	the country to which we send the personal information may have been assessed by the European Commission as providing an “adequate” level of protection for personal data;
•	the recipient may have signed a contract based on standard contractual clauses approved by the European Commission; or
•	where the recipient is located in the U.S., it may be a certified member of the EU-U.S. Privacy Shield scheme.
In other circumstances, the law may permit us to otherwise transfer your personal information outside the EEA. In all cases, however, any transfer of your personal information will be compliant with applicable data protection law.
Retention of personal information and security
Your personal information will be retained for as long as required:

•	for the purposes for which the personal information was collected;
•	in order to establish or defend legal rights or obligations or to satisfy any reporting or accounting obligations; and/or
•	as required by data protection laws and any other applicable laws or regulatory requirements, including, but not limited to, U.S. laws and regulations applicable to our business.
We will undertake commercially reasonable efforts to protect the personal information that we hold with appropriate security measures.
Access To and Control of Your Personal Information
Depending on your country of domicile, you may have the following rights in respect of the personal information about you that we process:

•	the right to access and port personal information;
•	the right to rectify personal information;
•	the right to restrict the use of personal information;

86	DoubleLine Opportunistic Credit Fund

(Unaudited) September 30, 2022

•	the right to request that personal information is erased; and
•	the right to object to processing of personal information.
Although you have the right to request that your personal information be deleted at any time, applicable laws or regulatory requirements may prohibit us from doing so. If you are an investor in the DoubleLine funds, certain of the rights described above that may apply to direct clients of DoubleLine domiciled or resident outside the United States will not apply to you. In addition, if you invest in a DoubleLine fund through a financial intermediary, DoubleLine may not have access to personal information about you.
If you wish to exercise any of the rights set out above, please contact privacy@doubleline.com.
Changes to DoubleLine’s Privacy Policy
As required by U.S. federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify its privacy policy at any time, but in the event that there is a change that affects the content of this notice materially, DoubleLine will promptly inform its customers of that change in accordance with applicable law.

Annual Report	|	September 30, 2022	87

Investment Adviser:
DoubleLine Capital LP
2002 North Tampa Street
Suite 200
Tampa, FL 33602
Administrator and Transfer Agent:
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201
Custodian:
U.S. Bank, N.A.
1555 North River Center Drive
Suite 302
Milwaukee, WI 53212
Independent Registered Public Accounting Firm:
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626
Legal Counsel:
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199
Contact Information:
doubleline.com
fundinfo@doubleline.com
(877) DLine11 or (877)
354-6311
DL-ANNUAL-DBL

DoubleLine

||
2002 North Tampa Street, Suite 200
||
Tampa, FL 33602
||
(813)
791-7333
fundinfo@doubleline.com
||
www.doubleline.com

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Raymond B. Woolson is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2022	FYE 9/30/2021
( a ) Audit Fees	$63,658	$71,501
( b ) Audit-Related Fees	N/A	$3,000
( c ) Tax Fees	$11,219	$10,684
( d ) All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2022	FYE 9/30/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 9/30/2022	FYE 9/30/2021
Registrant	$11,219	$10,684
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Joseph J. Ciprari, John C. Salter, and Raymond B. Woolson.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

2

DoubleLine Funds Trust

DoubleLine ETF Trust

DoubleLine Capital LP

DoubleLine Alternatives LP

DoubleLine ETF Adviser LP

DoubleLine Private Funds

DoubleLine Opportunistic Credit Fund

DoubleLine Income Solutions Fund

DoubleLine Yield Opportunities Fund

DoubleLine Shiller CAPE® Enhanced Income Fund

Proxy Voting, Corporate Actions and Class Actions Policy

I.	Background

This Proxy Voting, Corporate Actions and Class Actions Policy (“Policy”) is adopted by DoubleLine Capital LP, DoubleLine Alternatives LP and DoubleLine ETF Adviser LP (each, as applicable, “DoubleLine”, the “Adviser” or the “Firm”), DoubleLine Funds Trust (“DFT”) DoubleLine ETF Trust (“DET”), the DoubleLine Opportunistic Credit Fund (“DBL”) the DoubleLine Income Solutions Fund (“DSL”), the DoubleLine Yield Opportunities Fund (“DLY”) and the DoubleLine Shiller CAPE® Enhanced Income Fund (“DUB” and, together with DFT, DET, DBL, DSL, and DLY , collectively, the “Funds”) to govern the voting of proxies related to securities held by the Funds and actions taken with respect to corporate actions and class actions affecting such securities, and to provide a method of reporting the actions taken and overseeing compliance with regulatory requirements.

Each private investment fund (such as, but not limited to), the DoubleLine Opportunistic Income Master Fund LP (and its related entities), the DoubleLine Opportunistic CMBS/CRE Fund LP (and its related entities), and the DoubleLine Mortgage Opportunities Master Fund LP (and its related entities), each of which is a “Private Fund” and, collectively, the “Private Funds”) managed by DoubleLine also adopts this Policy.

DoubleLine generally will exercise voting, corporate actions and class actions authority on behalf of its separate account clients (“Separate Account Clients” and together with the Funds and Private Funds, the “Clients”) only where a Client has expressly delegated authority in writing to DoubleLine and DoubleLine has accepted that responsibility. Separate Account Clients that do not provide written authorization for DoubleLine to exercise voting authority are responsible for their own proxy voting, corporate actions and class actions and this Policy does not apply to them.

To the extent that voting a proxy or taking action with respect to a class action or corporate action (in each case, a “proposal”) is desirable, DoubleLine (or its designee) will seek to take action on such proposal in a manner that it believes is most likely to enhance the economic value of the underlying securities held in Client accounts. With respect to proposals not otherwise covered by the Guidelines herein, DoubleLine (or its designee) will seek to consider each proposal on a case-by-case basis from the perspective of each affected Client, taking into consideration the proxy voting agent’s recommendation, any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In the event proxy voting requests are sent on shares no longer owned by Clients, DoubleLine may choose to not vote such shares. DoubleLine will not respond to proxy solicitor requests unless DoubleLine determines that it is in the best interest of a Client to do so.

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II.	Issue

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Rule”), requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise between DoubleLine and a Client in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting policies and procedures and to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.1

III.	Policy – Proxies and Corporate Actions; Role of Third-Party Proxy Agent

To assist DoubleLine in carrying out its proxy voting obligations, DoubleLine has retained a third-party proxy voting service provider, currently Glass, Lewis & Co. (“Glass Lewis”), as its proxy voting agent. Pursuant to an agreement with DoubleLine, Glass Lewis obtains proxy ballots with respect to securities held by one or more Client accounts advised by DoubleLine, evaluates the individual facts and circumstances relating to any proposal, and, except as otherwise provided below, votes on any such proposal in accordance with the Guidelines set forth in Attachment A hereto (the “Guidelines”).

In the event that a proposal is not adequately addressed by the Guidelines, Glass Lewis will make a recommendation to DoubleLine as to how to vote on such proposal. The portfolio manager or other authorized person of the relevant Client account will review the proposal, including a review of the recommendation made by Glass Lewis, and will vote in line with the recommendation or instruct Glass Lewis to vote the Client’s securities against Glass Lewis’ recommendation when DoubleLine believes doing so is in the best interests of the applicable Client. The portfolio manager or authorized person shall record the reasons for voting against Glass Lewis’ recommendation and shall provide that written record to the Chief Compliance Officer or his/her designee. In the absence of a timely instruction from DoubleLine to the contrary, Glass Lewis will vote in accordance with its recommendation. In the event that Glass Lewis does not provide a recommendation with respect to a proposal, DoubleLine may vote on any such proposal in its discretion and in a manner consistent with this Policy after conducting a reasonable investigation of the proposal.

In the event that DoubleLine determines that a recommendation of Glass Lewis (or of any other third-party proxy voting service retained by DoubleLine) was based on a material factual error, DoubleLine will investigate the error, taking into account, among other things, the nature of the error and the related recommendation, and seek to determine whether Glass Lewis’ recommendation was affected by the error and whether Glass Lewis (or any other third-party proxy voting service retained by DoubleLine) is taking reasonable steps to reduce similar errors in the future. DoubleLine will also inform the Chief Compliance Officer of the error so that he can determine whether to conduct a more detailed review of Glass Lewis (or any other third-party proxy voting service retained by DoubleLine).

The Guidelines provide a basis for making decisions in the voting of proxies and taking action with respect to class actions or corporate actions for Clients. When voting proxies or taking action with respect to class actions or corporate actions, DoubleLine’s utmost concern in exercising its duties of loyalty and care is that all decisions be made on an informed basis and in the best interests of the Client and with the goal of

1 The Commission clarified an investment adviser’s proxy voting responsibilities in an August 2019 release (IA-5325). The Commission further published supplementary guidance, effective September 3, 2020, regarding the proxy voting responsibilities of investment advisers (IA-5547).

3

maximizing the value of the Client’s investments. With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether DoubleLine (or its designee) will vote (assuming it votes at all) for or against a particular type of proposal. The applicable portfolio managers who are primarily responsible for evaluating the individual holdings of the relevant Client are responsible in the first instance for overseeing the voting of proxies and taking action with respect to corporate actions for such Client (though they are not expected to conduct an independent review of each such corporate action.). Such portfolio managers may, in their discretion, vote proxies or take action with respect to class actions or corporate actions in a manner that is inconsistent with the Guidelines (or instruct Glass Lewis to do so) when they determine, after conducting a reasonable investigation, that doing so is in the best interests of the Client. In making any such determination, the portfolio managers may, in their discretion, take into account the recommendations of appropriate members of DoubleLine’s executive and senior management, other investment personnel and, if desired, an outside service.

Limitations of this Policy. This Policy applies to voting and/or consent rights of securities held by Clients. DoubleLine (or its designee) will, on behalf of each Client (including the Funds or the Private Funds) vote in circumstances such as, but not limited to, plans of reorganization, and waivers and consents under applicable indentures. This Policy does not apply, however, to consent rights that primarily represent decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. Such decisions, while considered not to be covered within this Policy, shall be made with the Client’s best interests in mind. In certain limited circumstances, particularly in the area of structured finance, DoubleLine may, on behalf of Clients, enter into voting agreements or other contractual obligations that govern the voting of shares. In the event of a conflict between any such contractual requirements and the Guidelines, DoubleLine (or its designee) will vote in accordance with its contractual obligations.

In addition, where DoubleLine determines that there are unusual costs to the Client and/or difficulties associated with voting on a proposal, which more typically might be the case with respect to proposals relating to non-U.S. issuers, DoubleLine reserves the right to not vote on a proposal unless DoubleLine determines that the expected benefits of voting on such proposal exceed the expected cost to the Client, such as in situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security. When contacting a client is reasonable and not cost- or time-prohibitive, DoubleLine will seek to consult with its Clients in such circumstances (where it has determined not to vote as a result of unusual costs and/or difficulties) unless the investment management agreement or other written arrangement with the applicable Client gives DoubleLine authority to act in its own discretion.

Records of all proxies, class actions or corporate actions received shall be retained by the Chief Risk Officer or designee. Such records shall include whether DoubleLine voted such proxy or corporate actions and, if so, how the proxy was voted or what action was taken with respect to the corporate action or class action. The records also shall be transcribed into a format such that any Client’s overall proxy and corporate actions voting record can be provided upon request.

DoubleLine provides no assurance to former clients that applicable proxy, class actions or corporate actions information will be delivered to them.

IV.	Proofs of Claim

DoubleLine does not complete proofs-of-claim on behalf of Clients for current or historical holdings other than for the Funds and Private Funds; however, DoubleLine will provide reasonable assistance to Clients with collecting information relevant to filing proofs-of-claim when such information is in the possession of DoubleLine. DoubleLine does not undertake to complete or provide proofs-of-claim for securities that had

4

been held by any former client. DoubleLine will complete proofs-of-claim for the Funds and Private Funds, or provide reasonable access to the applicable Fund’s or Private Fund’s administrator to file such proofs-of-claim when appropriate.

V.	Class Actions Policy

In the event that Client securities become the subject of a class action lawsuit, DoubleLine will assess the potential value to Clients in participating in such legal action and such other factors as it deems appropriate. If DoubleLine decides that participating in the class action is in the Client’s best interest, DoubleLine will recommend that the Client or its custodian submit appropriate documentation on the Client’s behalf, subject to contractual or other authority. DoubleLine may consider any relevant information in determining whether participation in a class action lawsuit is in a Client’s best interest, including the costs that likely would be incurred by the Client and the resources that likely would be expended in participating in the class action, including in comparison to the Client pursuing other legal recourse against the issuer. DoubleLine also may choose to notify Clients (other than the Funds and the Private Funds) of the class action without making a recommendation as to participation, which would allow Clients to decide how or if to proceed.

DoubleLine provides no assurance to former clients that applicable class action information will be delivered to them.

VI.	Procedures for Lent Securities and Issuers in Share-blocking Countries

At times, DoubleLine may not be able to take action in respect of a proposal on behalf of a Client when the Client’s relevant securities are on loan in accordance with a securities lending program and/or are controlled by a securities lending agent or custodian acting independently of DoubleLine. Notwithstanding this fact, in the event that DoubleLine becomes aware of a proposal on which a Client’s securities may be voted and with respect to which the outcome of such proposal could reasonably be expected to enhance the economic value of the Client’s position and some or a portion of that position is lent out, DoubleLine will make reasonable efforts to inform the Client that DoubleLine will not able to take action with respect to such proposal until and unless the lent security is recalled. When such situations relate to the Funds or the Private Funds, DoubleLine will take reasonable measures to recall the lent security in order to take action timely. There can be no assurance that any lent security will be returned timely.

In certain markets where share blocking occurs, shares must be frozen for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially will be subject to interest charges or other punitive fees. For this reason, in blocking markets, DoubleLine retains the right to vote or not, based on the determination of DoubleLine’s investment personnel as to whether voting would be in the Client’s best interest under the circumstances.

VII.	Proxy Voting Committee; Oversight

DoubleLine has established a proxy voting committee (the “Committee”) with a primary responsibility of overseeing compliance with this Policy. The Committee, made up of non-investment executive officers, the Chief Risk Officer, and the Chief Compliance Officer (or his/her designee), meets on an as-needed basis. The Committee will (1) monitor compliance with the Policy, including by periodically sampling proxy votes for review, (2) review, no less frequently than annually, the adequacy of this Policy to ensure that such Policy has been effectively implemented and that the Policy, including the Guidelines, continues to be designed to ensure that proxies are voted in the best interests of Clients, (3) periodically review, as

5

needed, the adequacy and effectiveness of Glass Lewis or other third-party proxy voting services retained by DoubleLine, including its process for seeking timely input from issuers, whether such firm has the capacity and competency to adequately analyze voting matters, the processes and methodologies employed by such firm and instances where an issuer has challenged Glass Lewis or other third-party proxy voting service recommendations, and (4) review potential conflicts of interest that may arise under this Policy, including changes to the businesses of DoubleLine, Glass Lewis or other third-party proxy voting services retained by DoubleLine to determine whether those changes present new or additional conflicts of interest that should be addressed by this Policy.

The Committee shall have primary responsibility for managing DoubleLine’s relationship with Glass Lewis and/or any other third-party proxy voting service provider, including overseeing their compliance with this Policy generally as well as reviewing periodically instances in which (i) DoubleLine overrides a recommendation made by Glass Lewis; (ii) Glass Lewis does not provide a recommendation with respect to a proposal, or (iii) instances when Glass Lewis commits one or more material errors. The Committee shall also periodically review DoubleLine’s relationships with such entities more generally, including for potential conflicts of interest relevant to such entities and whether DoubleLine’s relationships with such entities should continue.

VIII.	Procedures for Material Conflicts of Interest

The portfolio managers will seek to monitor for conflicts of interest arising between DoubleLine and a Client with respect to proxy voting, class actions and corporate actions and shall report any such conflict identified by the portfolio managers to the Committee. Should material conflicts of interest arise between DoubleLine and a Client as to a proposal, the proposal shall be brought to the attention of the Committee, who shall involve other executive managers, legal counsel (which may be DoubleLine’s in-house counsel or outside counsel) or the Chief Compliance Officer as may be deemed necessary or appropriate by the Committee to attempt to resolve such conflicts. The Committee shall determine the materiality of such conflict if the conflict cannot be resolved. (An example of a specific conflict of interest that should be brought to the Committee is a situation where a proxy contest involves securities issued by a Client. When in doubt as to the existence or materiality of a potential conflict, portfolio managers shall bring the proposal to the attention of the Committee.)

If, after appropriate review, a material conflict between DoubleLine and a Client is deemed to exist, DoubleLine will seek to resolve any such conflict in the best interest of the Client whose assets it is voting by pursuing any one of the following courses of action: (i) voting (or not voting) in accordance with the Guidelines; (ii) convening a Committee meeting to assess available measures to address the conflict and implementing those measures; (iii) voting in accordance with the recommendation of an independent third-party service provider chosen by the Committee; (iv) voting (or not voting) in accordance with the instructions of such Client; (v) or not voting with respect to the proposal if consistent with DoubleLine’s fiduciary obligations.

Investments in the DoubleLine Funds. In the event that DoubleLine has discretionary authority to vote shares of a Fund owned by all Clients (including the Funds), DoubleLine will vote the shares of such Fund in the same proportion as the votes of the other beneficial shareholders of such Fund. Under this “echo voting” approach, DoubleLine’s voting of a Fund’s shares would merely amplify the votes already received from such Fund’s other shareholders. DoubleLine’s potential conflict is therefore mitigated by replicating the voting preferences expressed by the Fund’s other shareholders.

IX.	Procedures for Proxy Solicitation

6

In the event that any employee of DoubleLine receives a request to reveal or disclose DoubleLine’s voting intention on a specific proxy event to a third party, the employee must forward the solicitation request to the Chief Compliance Officer or designee. Such requests shall be reviewed with the Committee or appropriate executive and senior management. Any written requests shall be retained with the proxy files maintained by the Chief Operating Officer or designee.

X.	Additional Procedures for the Funds

A. Filing Form N-PX

Rule 30b1-4 under the Investment Company Act of 1940 requires open-end and closed-end management investment companies to file an annual record of proxies voted by a Fund on Form N-PX. Form N-PX must be filed each year no later than August 31 and must contain the Funds’ proxy voting record for the most recent twelve-month period ending June 30.

The Funds rely upon their respective fund administrator to prepare and make their filings on Form N-PX. DoubleLine shall assist the fund administrator by providing information (including by causing such information to be provided by any third party proxy voting service for record comparison purposes as deemed necessary) regarding any proxy votes made for the Funds within the most recent twelve-month period ending June 30. DoubleLine shall retain records of any such votes with sufficient information to make accurate annual Form N-PX filings.

B. Providing Policies and Procedures

Mutual funds (including the Funds) that invest in voting securities are required to describe in their Statements of Additional Information (“SAIs”) the policies and procedures that they use to determine how to vote proxies relating to securities held in their portfolios. The Funds also may choose to include these policies and procedures as part of their registration statement. Closed-end funds must disclose their proxy voting policies and procedures annually on Form N-CSR.

Funds are required to disclose in shareholder reports that a description of the fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; (ii) on the fund’s website, if applicable; and (iii) on the Commission’s website at http://www.sec.gov. The fund administrator shall ensure that such disclosures are included when preparing shareholder reports on the Funds’ behalf. The Funds currently do not provide the proxy policies and procedures on their website.

A Fund is required to send the description of the fund’s proxy voting policies and procedures within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery. The Funds rely upon the fund administrator to provide this service.

XI.	Recordkeeping

A.

DoubleLine must maintain the documentation described in this Policy for a period of not less than five (5) years from the end of the fiscal year during which the last entry was made on such record, the first two (2) years at its principal place of business. DoubleLine will be responsible for the following procedures and for ensuring that the required documentation is retained, including with respect to class action claims or corporate actions other than proxy voting. DoubleLine has engaged Glass Lewis to retain the aforementioned proxy voting records on behalf of DoubleLine (and its Clients).

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B.	Client request to review proxy votes:

Any written request from a Client related to actions taken with respect to a proposal received by any employee of DoubleLine must be retained. Only written responses to oral requests need to be maintained.

The Client Service group will record the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting client, other dispositions, etc.).

In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to Clients, the Client Service group will distribute to any Client requesting proxy voting information DoubleLine’s complete proxy voting record for the Client for the period requested. If deemed operationally more efficient, DoubleLine may choose to release its entire proxy voting record for the requested period, with any information identifying a particular Client redacted. The Client Service group shall furnish the information requested, free of charge, to the Client within a reasonable time period (within 10 business days) and maintain a copy of the written record provided in response to Client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the Client’s written request, if applicable, and stored in an appropriate file.

Clients can require the delivery of the proxy voting record relevant to their accounts for the five year period prior to their request.

C.	Examples of proxy voting records:

-

Documents prepared or created by DoubleLine in connection with DoubleLine’s reasonable investigation (or more detailed analysis) of a matter, or that were material to making a decision on how to vote, or that memorialized the basis for the decision. Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

XII.	Disclosure

The Chief Compliance Officer or designee will ensure that Form ADV Part 2A is updated as necessary to reflect: (i) all material changes to this Policy; and (ii) regulatory requirements related to proxy voting disclosure.

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Attachment A to Proxy Voting, Corporate Actions and Class Actions Policy

Guidelines

The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.” The voting decisions in these latter two categories refer to proposals by outside shareholders.

Governance

•	For trustee nominees in uncontested elections
•	For management nominees in contested elections
•	For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the fees for non-audit services exceed 51% of total fees
•	For changing the company name
•	For approving other business
•	For adjourning the meeting
•	For technical amendments to the charter and/or bylaws
•	For approving financial statements

Capital Structure

•	For increasing authorized common stock
•	For decreasing authorized common stock
•	For amending authorized common stock
•	For the issuance of common stock, except against if the issued common stock has superior voting rights
•	For approving the issuance or exercise of stock warrants
•	For authorizing preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares
•	For increasing authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares
•	For decreasing authorized preferred stock
•	For canceling a class or series of preferred stock
•	For amending preferred stock
•	For issuing or converting preferred stock, except against if the shares have voting rights superior to those of other shareholders
•	For eliminating preemptive rights
•	For creating or restoring preemptive rights
•	Against authorizing dual or multiple classes of common stock
•	For eliminating authorized dual or multiple classes of common stock
•	For amending authorized dual or multiple classes of common stock
•	For increasing authorized shares of one or more classes of dual or multiple classes of common stock, except against if it will allow the company to issue additional shares with superior voting rights
•	For a stock repurchase program
•	For a stock split
•	For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

9

Mergers and Restructuring

•	For merging with or acquiring another company
•	For recapitalization
•	For restructuring the company
•	For bankruptcy restructurings
•	For liquidations
•	For reincorporating in a different state
•	For spinning off certain company operations or divisions
•	For the sale of assets
•	Against eliminating cumulative voting
•	For adopting cumulative voting

Board of Trustees

•	For limiting the liability of trustees
•	For setting the board size
•	For allowing the trustees to fill vacancies on the board without shareholder approval
•	Against giving the board the authority to set the size of the board as needed without shareholder approval
•	For a proposal regarding the removal of trustees, except against if the proposal limits the removal of trustees to cases where there is legal cause
•	For non-technical amendments to the company’s certificate of incorporation, except against if an amendment would have the effect of reducing shareholders’ rights
•	For non-technical amendments to the company’s bylaws, except against if an amendment would have the effect of reducing shareholder’s rights

Anti-Takeover Provisions

•	Against a classified board
•	Against amending a classified board
•	For repealing a classified board
•	Against ratifying or adopting a shareholder rights plan (poison pill)
•	Against redeeming a shareholder rights plan (poison pill)
•	Against eliminating shareholders’ right to call a special meeting
•	Against limiting shareholders’ right to call a special meeting
•	For restoring shareholders’ right to call a special meeting
•	Against eliminating shareholders’ right to act by written consent
•	Against limiting shareholders’ right to act by written consent
•	For restoring shareholders’ right to act by written consent
•	Against establishing a supermajority vote provision to approve a merger or other business combination
•	For amending a supermajority vote provision to approve a merger or other business combination, except against if the amendment would increase the vote required to approve the transaction
•	For eliminating a supermajority vote provision to approve a merger or other business combination
•	Against adopting supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions
•	Against amending supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions
•	For eliminating supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions
•	Against expanding or clarifying the authority of the board of trustees to consider factors other than the interests of shareholders in assessing a takeover bid
•	Against establishing a fair price provision

10

•	Against amending a fair price provision
•	For repealing a fair price provision
•	For limiting the payment of greenmail
•	Against adopting advance notice requirements
•	For opting out of a state takeover statutory provision
•	Against opt into a state takeover statutory provision

Compensation

•

For adopting a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock

•

For amending a stock incentive plan for employees, except decide on a case-by-case basis if the minimum potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock

•

For adding shares to a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock

•	For limiting per-employee option awards
•	For extending the term of a stock incentive plan for employees
•	Case-by-case on assuming stock incentive plans
•

For adopting a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•

For amending a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•

For adding shares to a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For adopting an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 85% of the stock’s fair market value
•	For amending an employee stock purchase plan, except against if the proposal allows employees to purchase stock at prices of less than 85% of the stock’s fair market value
•	For adding shares to an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 85% of the stock’s fair market value
•

For adopting a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For amending a stock award plan, except against if the amendment shortens the vesting requirements or lessens the performance requirements
•

For adding shares to a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•

For adopting a stock award plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

11

•	For amending a stock award plan for non-employee trustees, except decide on a case-by-case basis if the minimum potential dilution from all plans is more than 10% of the outstanding common equity.
•

For adding shares to a stock award plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For approving an annual bonus plan
•	For adopting a savings plan
•	For granting a one-time stock option or stock award, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity
•	For adopting a deferred compensation plan
•	For approving a long-term bonus plan
•	For approving an employment agreement or contract
•	For amending a deferred compensation plan
•	For amending an annual bonus plan
•	For reapproving a stock option plan or bonus plan for purposes of OBRA
•	For amending a long-term bonus plan

Shareholder Proposals

•	For requiring shareholder ratification of auditors
•	Against requiring the auditors to attend the annual meeting
•	Against limiting consulting by auditors
•	Against requiring the rotation of auditors
•	Against restoring preemptive rights
•	For asking the company to study sales, spin-offs, or other strategic alternatives
•	For asking the board to adopt confidential voting and independent tabulation of the proxy ballots
•	Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations
•	Against eliminating the company’s discretion to vote unmarked proxy ballots.
•	For providing equal access to the proxy materials for shareholders
•	Against requiring a majority vote to elect trustees
•	Against requiring the improvement of annual meeting reports
•	Against changing the annual meeting location
•	Against changing the annual meeting date
•	Against asking the board to include more women and minorities as trustees.
•	Against seeking to increase board independence
•	Against limiting the period of time a trustee can serve by establishing a retirement or tenure policy
•	Against requiring minimum stock ownership by trustees
•	Against providing for union or employee representatives on the board of trustees
•	For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan
•	For creating a nominating committee of the board
•	Against urging the creation of a shareholder committee
•	Against asking that the chairman of the board of trustees be chosen from among the ranks of the non-employee trustees
•	Against asking that a lead trustee be chosen from among the ranks of the non-employee trustees
•	For adopting cumulative voting
•	Against requiring trustees to place a statement of candidacy in the proxy statement
•	Against requiring the nomination of two trustee candidates for each open board seat

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•	Against making trustees liable for acts or omissions that constitute a breach of fiduciary care resulting from a trustee’s gross negligence and/or reckless or willful neglect
•	For repealing a classified board
•	Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan
•	Against repealing fair price provisions
•	For restoring shareholders’ right to call a special meeting
•	For restoring shareholders’ right to act by written consent
•	For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made
•	For seeking to force the company to opt out of a state takeover statutory provision
•	Against reincorporating the company in another state
•	For limiting greenmail payments
•	Against advisory vote on compensation
•	Against restricting executive compensation
•	For enhancing the disclosure of executive compensation
•	Against restricting trustee compensation
•	Against capping executive pay
•	Against calling for trustees to be paid with company stock
•	Against calling for shareholder votes on executive pay
•	Against calling for the termination of trustee retirement plans
•	Against asking management to review, report on, and/or link executive compensation to non-financial criteria, particularly social criteria
•	Against seeking shareholder approval to reprice or replace underwater stock options
•	For banning or calling for a shareholder vote on future golden parachutes
•	Against seeking to award performance-based stock options
•	Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement
•	Against requesting that future executive compensation be determined without regard to any pension fund income
•	Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)
•	Against requiring option shares to be held
•	For creating a compensation committee
•

Against requiring that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues

•	For increasing the independence of the compensation committee
•	For increasing the independence of the audit committee
•	For increasing the independence of key committees

Social Issue Proposals

•	Against asking the company to develop or report on human rights policies
•	Against asking the company to limit or end operations in Burma
•	For asking management to review operations in Burma
•	For asking management to certify that company operations are free of forced labor
•	Against asking management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.
•	Against asking management to develop social, economic, and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts

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•	Against asking management to create a plan of converting the company’s facilities that are dependent on defense contracts toward production for commercial markets
•	Against asking management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems
•	Against asking management to report on the company’s foreign military sales or foreign offset activities
•	Against asking management to limit or end nuclear weapons production
•	Against asking management to review nuclear weapons production
•	Against asking the company to establish shareholder-designated contribution programs
•	Against asking the company to limit or end charitable giving
•	For asking the company to increase disclosure of political spending and activities
•	Against asking the company to limit or end political spending
•	For requesting disclosure of company executives’ prior government service
•	Against requesting affirmation of political nonpartisanship
•	For asking management to report on or change tobacco product marketing practices, except against if the proposal calls for action beyond reporting
•	Against severing links with the tobacco industry
•	Against asking the company to review or reduce tobacco harm to health
•	For asking management to review or promote animal welfare, except against if the proposal calls for action beyond reporting
•	For asking the company to report or take action on pharmaceutical drug pricing or distribution, except against if the proposal asks for more than a report
•	Against asking the company to take action on embryo or fetal destruction
•	For asking the company to review or report on nuclear facilities or nuclear waste, except against if the proposal asks for cessation of nuclear-related activities or other action beyond reporting
•

For asking the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency, except vote against if the proposal asks for more than a report.

•	Against asking management to endorse the Ceres principles
•

For asking the company to control generation of pollutants, except against if the proposal asks for action beyond reporting or if the company reports its omissions and plans to limit their future growth or if the company reports its omissions and plans to reduce them from established levels

•	For asking the company to report on its environmental impact or plans, except against if management has issued a written statement beyond the legal minimum
•

For asking management to report or take action on climate change, except against if management acknowledges a global warming threat and has issued company policy or if management has issued a statement and committed to targets and timetables or if the company is not a major emitter of greenhouse gases

•

For asking management to report on, label, or restrict sales of bioengineered products, except against if the proposal asks for action beyond reporting or calls for a moratorium on sales of bioengineered products

•	Against asking the company to preserve natural habitat
•	Against asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings
•	Against requesting the company to assess the environmental, public health, human rights, labor rights, or other socioeconomic impacts of its credit decisions
•	For requesting reports and/or reviews of plans and/or policies on fair lending practices, except against if the proposal calls for action beyond reporting
•	Against asking the company to establish committees to consider issues related to facilities closure and relocation of work

14

•

For asking management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company, except against if the company releases its EEO-1 reports

•	Against asking management to drop sexual orientation from EEO policy
•	Against asking management to adopt a sexual orientation non-discrimination policy
•	For asking management to report on or review Mexican operations
•	Against asking management to adopt standards for Mexican operations
•	Against asking management to review or implement the MacBride principles
•	Against asking the company to encourage its contractors and franchisees to implement the MacBride principles
•

For asking management to report on or review its global labor practices or those of its contractors, except against if the company already reports publicly using a recognized standard or if the resolution asks for more than a report

•	Against asking management to adopt, implement, or enforce a global workplace code of conduct based on the International Labor Organization’s core labor conventions
•	For requesting reports on sustainability, except against if the company has already issued a report in GRI format

15

History of Amendments:

Effective as of August 2022

Approved by the Boards of DFT, DET and Closed-End Funds: August 18, 2022

Updated and effective as of May 2022

Approved by the Boards of DFT, DET and Closed-End Funds: May 19, 2022

Updated and effective as of February 15, 2022

Approved by the Boards of DFT, DET, DSL, DBL and DLY: February 15, 2022

Updated and effective as of January 2022

Effective as of January 2021

Approved by the boards of DFT, DSL, DBL and DLY: December 15, 2020

Last reviewed December 2020

Updated and effective as of February 2020

Approved by the boards of DFT, DSL, DBL and DLY: November 21, 2019

Last reviewed November 2019

Reviewed and approved by the Boards of the DoubleLine Funds Trust, DoubleLine Equity Funds, DoubleLine Opportunistic Credit Fund and DoubleLine Income Solutions Fund: August 20, 2015

Adopted by the DoubleLine Equity Funds Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: August 21, 2014

Adopted by the DoubleLine Income Solutions Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: May 22, 2013 Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: August 21, 2014

Adopted by the DoubleLine Opportunistic Credit Fund Board of Trustees: August 24, 2011

Renewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: August 21, 2014

Adopted by the DoubleLine Funds Trust Board: March 25, 2010

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: March 1, 2011

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: August 25, 2011

Renewed and approved by the DoubleLine Funds Trust Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: August 21, 2014

Information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling (877) DLine11 (877-354-6311) and on the SEC’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following provides biographical information about the individuals who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Managers”) as of the date of this filing:

Jeffrey E. Gundlach (Portfolio Manager since the Fund’s inception)

Mr. Jeffrey E. Gundlach is the founder and Chief Executive Officer and Chief Investment Officer of DoubleLine Capital LP (“Doubleline” or the “Adviser”). Mr. Gundlach has been Chief Executive Officer of DoubleLine since its inception in December 2009.

Andrew Hsu (Portfolio Manager since April 2020)

Mr. Hsu joined DoubleLine in 2009. He is a Portfolio Manager and heads the Global Infrastructure and Asset-Backed Securities (ABS) group. He is a permanent member of the Fixed Income Asset Allocation and Structured Products Committees.

Ken Shinoda (Portfolio Manager since April 2020)

Mr. Shinoda joined DoubleLine in 2009. He is the Chair of the Structured Products Committee and a Portfolio Manager overseeing the Non-Agency Residential Mortgage-Backed Securities (RMBS) group. He is a permanent member of the Fixed Income Asset Allocation Committee.

(a)(2) The following provides information on other accounts managed on a day-to-day basis by the Portfolio Managers listed above as of September 30, 2022:

Name of Portfolio Manager	Number of Accounts	Total Assets of Accounts ($ millions)	Number of Accounts Subject to a Performance Fee	Total Assets of Accounts Subject to a Performance Fee ($ millions)

Jeffrey E. Gundlach

Registered investment companies	32	$73,029	-	-

Other pooled investment vehicles	19	$6,919	2	$1,329

Other accounts	77	$14,653	3	$1,035

Andrew Hsu

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Registered investment companies	7	$38,488	-	-

Other pooled investment vehicles	4	$1,346	-	-

Other accounts	24	$5,449	-	-

Ken Shinoda

Registered investment companies	4	$37,317	-	-

Other pooled investment vehicles	1	$269	1	$269

Other accounts	22	$4,283	-	-

Conflicts of Interest

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest also may result because of the Adviser’s other business activities. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, be managed (benchmarked) against the same index the Fund tracks, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers’ management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but securities may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under the Adviser’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines, the Adviser’s investment outlook, cash availability and a series of other factors. The Adviser has also adopted additional internal practices to complement the general trade allocation policy that are designed

4

to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues. Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of the Adviser invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the Adviser or the Adviser may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if the Adviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients. When making investment decisions where a conflict of interest may arise, the Adviser will endeavor to act in a fair and equitable manner between the Fund and other clients; however, in certain instances the resolution of the conflict may result in the Adviser acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Broad and Wide-Ranging Activities. The portfolio managers, the Adviser and its affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio managers, the Adviser and its affiliates may engage in activities where the interests of certain divisions of the Adviser and its affiliates or the interests of their clients may conflict with the interests of the shareholders of the Fund.

Possible Future Activities. The Adviser and its affiliates may expand the range of services that it provides over time. Except as provided herein, the Adviser and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Adviser and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

Performance Fees and Personal Investments. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance or in respect of which the portfolio manager may have made a significant personal investment. Such circumstances may create a conflict of interest for a portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and performance fee based accounts on a fair and equitable basis over time.

Use of Leverage. During periods in which the Fund is using leverage, the fees paid to the Adviser for investment advisory services, which may directly or indirectly affect the portfolio managers’ compensation, will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s total managed assets, including assets

5

attributable to reverse repurchase agreements, dollar roll transactions or similar transactions and/or borrowings, and to any preferred shares that may be outstanding, which may create an incentive for a portfolio manager to leverage the Fund or to leverage using strategies that increase the Adviser’s fee.

(a)(3) The following describes how the Adviser is compensated as of September 30, 2022:

The Fund pays a monthly fee to the Adviser, computed and paid at the annual rate (as a percentage of the Fund’s average daily total managed assets) of 1.00%. “Total managed assets” means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and/or preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar roll transactions or similar transactions, and/or borrowings). For purposes of calculating “total managed assets,” the liquidation preference of any preferred shares outstanding is not considered a liability. With respect to any reverse repurchase agreements, dollar rolls or similar transactions, “total managed assets” also includes any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the asset so sold as of the relevant measuring date. The average daily total managed assets of the Fund for any month is determined by taking an average of all of the determinations of total managed assets during such month at the close of business on each business day during such month.

The overall objective of the compensation program for portfolio managers is for the Adviser to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and the Adviser. Portfolio managers are compensated through a combination of base salary, discretionary bonus and equity participation in the Adviser. Bonuses and equity generally represent most of the portfolio managers’ compensation. However, in some cases, portfolio managers may have a profit sharing interest in the revenue or income related to the areas for which the portfolio managers are responsible. Such profit sharing arrangements can comprise a significant portion of a portfolio manager’s overall compensation.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Discretionary Bonus/Guaranteed Minimums. Portfolio managers receive discretionary bonuses. However, in some cases, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.

Equity Incentives. Portfolio managers may participate in equity incentives based on overall firm performance of the Adviser, through direct ownership interests in the Adviser or participation in stock option or stock appreciation plans of Adviser. These ownership interests or participation interests provide eligible portfolio managers the opportunity to participate in the financial performance of the Adviser as a whole. Participation is generally determined in the discretion of Adviser, taking into account factors relevant to a portfolio manager’s contribution to the success of Adviser.

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Other Plans and Compensation Vehicles. Portfolio managers may elect to participate in the Adviser’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis. The Adviser may also choose, from time to time to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to portfolio managers.

Summary. As described above, an investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser’s leadership criteria. (a)(4) The following provides information about the dollar range of equity securities in the registrant beneficially owned by the Portfolio Managers as of September 30, 2022:

Portfolio Manager	Aggregate Dollar Range of Beneficial Ownership in the Registrant

Jeffrey E. Gundlach	None
Andrew Hsu	None
Ken Shinoda	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

At a meeting on May 19, 2022, the registrant’s board of trustees adopted Amended and Restated Bylaws, dated May 19, 2022, which, among other things, made changes to the procedures by which shareholders may recommend nominees to the board. See “Additional Information Regarding the Fund—Fund Organizational Structure” in this report for a summary of these changes.

Item 11. Controls and Procedures.

(a)

The registrant’s President and Treasurer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of

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1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

(c)	CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement No. 333-239482 on Form N-2 of our report dated November 21, 2022, relating to the financial statements and financial highlights of DoubleLine Opportunistic Credit Fund and appearing in this Annual Report on Form N-CSR for the year ended September 30, 2022.

/s/ Deloitte & Touche LLP

Costa Mesa, California
November 21, 2022

(d)	Third Amended and Restated Bylaws of DoubleLine Opportunistic Credit Fund. Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DoubleLine Opportunistic Credit Fund

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President and Chief Executive Officer

Date December 1, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President and Chief Executive Officer

Date December 1 , 2022

By (Signature and Title)	/s/ Henry V. Chase
Henry V. Chase, Treasurer and Principal Financial and Accounting Officer

Date December 1, 2022

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